   CASE EQUIPMENT LOAN TRUST 1994-C
   $287,000,000 Class A-1 7.60% Asset Backed Notes due December 15, 1997 $145,192,000 Class A-2 8.10% Asset Backed Notes due June 15, 2001 $18,008,346 8.45% Asset Backed Certificates due June 15, 2001

                                                                                IRR Calc
                                                                                             7.59%  Cut-off Date           15-Jan-99
   File: service\                                                             0   (450,200,346.00)             0.00             0.00
                                        01/23/99                              1      7,864,172.44      7,864,172.44             0.00
                                        05:38 AM                              2      7,788,218.51      7,788,218.51             0.00
                                                                              3      6,098,290.26      6,098,290.26             0.00
                                                                              4      6,680,204.90      6,680,204.90             0.00
                                                                              5      6,453,480.54      6,453,480.54             0.00
                                                                              6      5,890,780.29      5,890,780.29             0.00
                                                                              7      8,879,283.62      8,879,283.62             0.00
                                                                              8     12,300,209.95     12,300,209.95             0.00
                                                                              9     12,101,814.11     12,101,814.11             0.00
                                                                             10     21,896,428.66     21,896,428.66             0.00
                                                                             11     17,333,296.90     17,333,296.90             0.00
                                                                             12     16,303,183.47     16,303,183.47             0.00
                                                                             13     10,751,321.82     10,751,321.82             0.00
                                                                             14      8,602,513.63      8,602,513.63             0.00
                                                                             15      5,952,117.92      5,952,117.92             0.00
                                                                             16      7,151,619.51      7,151,619.51             0.00
                                                                             17      6,356,878.05      6,356,878.05             0.00
                                                                             18      5,746,535.83      5,746,535.83             0.00
                                                                             19      8,624,670.79      8,624,670.79             0.00
                                                                             20     11,983,748.73     11,983,748.73             0.00
                                                                             21     11,694,225.54     11,694,225.54             0.00
                                                                             22     21,323,538.16     21,323,538.16             0.00
                                                                             23     16,809,132.62     16,809,132.62             0.00
                                                                             24     15,804,358.75     15,804,358.75             0.00
                                                                             25     10,153,425.06     10,153,425.06             0.00
                                                                             26      8,042,899.34      8,042,899.34             0.00
                                                                             27      5,480,852.44      5,480,852.44             0.00
                                                                             28      6,634,342.91      6,634,342.91             0.00
                                                                             29      5,829,123.44      5,829,123.44             0.00
                                                                             30      5,137,586.61      5,137,586.61             0.00
                                                                             31      7,966,103.25      7,966,103.25             0.00
                                                                             32     11,050,175.62     11,050,175.62             0.00
                                                                             33     10,898,584.83     10,898,584.83             0.00
                                                                             34     19,898,063.41     19,898,063.41             0.00
                                                                             35     15,669,692.18     15,669,692.18             0.00
                                                                             36     14,289,890.41     14,289,890.41             0.00
                                                                             37      8,792,567.08      8,792,567.08             0.00
                                                                             38      6,759,549.67      6,759,549.67             0.00
                                                                             39      4,415,403.75      4,415,403.75             0.00
                                                                             40      5,385,377.69      5,385,377.69             0.00
                                                                             41      4,547,363.09      4,547,363.09             0.00
                                                                             42      3,838,693.71      3,838,693.71             0.00
                                                                             43      6,142,384.57      6,142,384.57             0.00
                                                                             44      8,816,242.37      8,816,242.37             0.00
                                                                             45      8,616,041.29      8,616,041.29             0.00
                                                                             46     15,937,404.00     15,937,404.00             0.00
                                                                             47     11,942,510.96     11,942,510.96             0.00
                                                                             48     10,654,077.41     10,654,077.41             0.00
                                                                             49      5,424,959.80      5,424,959.80             0.00
                                                                             50      3,782,959.87      3,782,959.87             0.00
                                                                             51      1,813,489.21      1,813,489.21             0.00
                                                                             52      2,663,339.69      2,663,339.69             0.00
                                                                             53      1,709,618.69      1,709,618.69             0.00
                                                                             54      1,237,241.96      1,237,241.96             0.00
                                                                             55      2,562,766.13      2,562,766.13             0.00
                                                                             56      4,791,820.16      4,791,820.16             0.00
                                                                             57      4,459,480.23      4,459,480.23             0.00
                                                                             58      9,476,468.84      9,476,468.84             0.00
                                                                             59      7,263,880.99      7,263,880.99             0.00
                                                                             60      6,892,837.29      6,892,837.29             0.00
                                                                             61      1,695,598.23      1,695,598.23             0.00
                                                                             62        454,545.19        454,545.19             0.00
                                                                             63         63,388.11         63,388.11             0.00
                                                                             64        277,644.40        277,644.40             0.00
                                                                             65         18,342.94         18,342.94             0.00
                                                                             66         55,752.60         55,752.60             0.00
                                                                             67         19,642.48         19,642.48             0.00
                                                                             68        145,105.22        145,105.22             0.00
                                                                             69         57,633.99         57,633.99             0.00
                                                                             70        178,018.77        178,018.77             0.00
                                                                             71        232,438.28        232,438.28             0.00
                                                                             72        280,576.17        280,576.17             0.00

                                                                                Total Time Balance of Scheduled Cash Flows      0.00
                                                                                   532,845,929.33    532,845,929.33



   CASE EQUIPMENT LOAN TRUST 1994-C
   $287,000,000 Class A-1 7.60% Asset Backed Notes due December 15, 1997
   $145,192,000 Class A-2 8.10% Asset Backed Notes due June 15, 2001                              File: service\
   $18,008,346 8.45% Asset Backed Certificates due June 15, 2001
   Prepared by Andrea Robers Phone 414-636-7024
   Payment Date                                                                                                            15-Jan-99
   Month Begin                                                                                                             01-Dec-98
   Month End                                                                                              15-Dec-94        31-Dec-98

   Part I -- Monthly Data Input

   Date Input Section
   Description                                                                  Source

   Total Receipts During the Period:
       Cash collections (Incl. deferred int.)                                                                                  $0.00

             Total Receipts                                                                                                    $0.00

   Warranty Repurchases:
       Contracts deferred beyond A-2 maturity date                                                                             $0.00
       Government obligors                                                                                                     $0.00
             Total Warranty Repurchases                                                                                        $0.00

   TOTAL COLLECTIONS FOR THE PERIOD                                                                                            $0.00


   Miscellaneous Data
       Aggregate Scheduled Amounts 30 - 59 days past due                                                                       $0.00
       Aggregate Scheduled Amounts 60 days or more past due                                                                    $0.00
       Net Losses on Liquidated Receivables                                                                                    $0.00
       Number of Loans at Beginning of Period                                                                16,602                0
       Number of Loans at End of Period                                                                                            0
       Repossessed Equipment not Sold or Reassigned (Beginning)                                                                $0.00
       Repossessed Equipment not Sold or Reassigned (End)                                                     $0.00            $0.00
       Reinvestment Income                                                                                                     $0.00



   PART II -- SERVICING CALCULATIONS                                                                                       15-Jan-99

   1.  Sources and Uses of Collection Account Balance
   Contract Value (WAPR = 7.589%) (Beg. of Month)                                                                              $0.00
   Contract Value (WAPR = 7.589%) (End of Month)                                            7.589%  $450,200,346.00            $0.00
   Contract Value Decline                                                                                                      $0.00

   Total Collections and Investment Income for the period (Total Dist Amt)                                                     $0.00

   A-1 Notes' Earned Interest for the period (Clause (i) of NQIDA)                                            7.60%            $0.00
   A-2 Notes' Earned Interest for the period (Clause (ii) of NQIDA)                                           8.10%            $0.00
   Certificates' Earned Interest for the period (Clause (i) of CQIDA)                                         8.45%            $0.00

   Servicing Fee for the period (Section 4.07)                                                                1.00%            $0.00
   Administration Fee for the period (Administration Agmt Section 3)                              $500/qtr                   $166.67
   Principal Distribution Amount for the period                                                                                $0.00
   2.  Calculation of Distributable Amounts
   Class A-1 Note Beginning Principal Balance                                                                                  $0.00
   Class A-1 Noteholders' Principal Carryover Shortfall (beginning of period)                                                  $0.00
   A-1 Noteholders' share of the Principal Distribution Amount                                                               100.00%
   Class A-1 Noteholders' Monthly Principal Distributable Amount                                                               $0.00

   Class A-2 Note Beginning Principal Balance                                                                                  $0.00
   A-2 Noteholders' Percentage                                                                                                96.00%
   Class A-2 Noteholders' Principal Carryover Shortfall (beginning of period)                                                  $0.00
   A-2 Noteholders' share of Principal Distribution Amount                                                                    96.00%
   Class A-2 Noteholders' Monthly Principal Distributable Amount                                                               $0.00

   Certificate Beginning Principal Balance                                                                                     $0.00
   Certificateholders' Principal Carryover Shortfall (beginning of period)                                            $12,876,042.33
   Certificateholders' Monthly Principal Distributable Amount                                                                  $0.00

   Total Interest Distributable Amount (Notes + Certs)                                                                         $0.00

   Total Beginning Principal Balance of Notes and Certificates                                                                 $0.00

   3.  Allocation of Total Distribution Amount (excluding YSA)
   Interest Distribution Amount  (IDA)                                                                                         $0.00
   Principal Distribution Amount  (PDA)                                                                                        $0.00
   Total Distribution Amount  (TDA)                                                                                            $0.00

   Beginning Yield Supplement Account Balance                                                                          $4,216,316.36

   YSA supplement (0.041666% * beg. pd. Pool Balance)                                                                          $0.00
   YSA Interest Distributable Shortfall                                                                                        $0.00
   Total Collection Period Yield Supplement Amount                                                                             $0.00
   Released to Seller upon recalculation                                                                                       $0.00

   Ending Yield Supplement Account Balance                                                                             $4,216,316.36

   Adjusted Total Distribution Amount                                                                                          $0.00

   Administration Fee Shortfall (Beginning of Period Shortfall)                                                                $0.00
   Administration Fees Accrued during this Period                                                                            $166.67
   Administration Fees Paid this Period from TDA                                                                             $166.67
   Administration Fee Shortfall (End of Period Shortfall)                                                     $0.00            $0.00

   Total Distribution Amount Remaining                                                                                         $0.00

   A-1 Noteholders' Interest Carryover Shortfall (Beginning)                    1st Pd                           30            $0.00
   Interest Due (in Arrears) on Above Beginning Shortfall                                                    7.600%            $0.00

   A-1 Noteholders' Monthly Interest Distributable Amount                                                    7.600%            $0.00
   A-1 Noteholders' Interest Paid this Period from TDA                                                                         $0.00
    Prelim. A-1 Noteholders' Interest Carryover Shortfall (End)                                               $0.00            $0.00

   A-2 Noteholders' Interest Carryover Shortfall (Beginning)                                                                   $0.00
   Interest Due (in Arrears) on Above Beginning Shortfall                                                                      $0.00
   First period accrual difference                                                                                            210.98
   A-2 Noteholders' Monthly Interest Distributable Amount                                                     8.10%            $0.00
   A-2 Noteholders' Interest Paid this Period from TDA                                                                         $0.00
   Prelim. A-2 Noteholders' Interest Carryover Shortfall (End)                                                $0.00            $0.00

   Noteholders' Interest Carryover Shortfall (Beginning)                                                                       $0.00
   Interest Due (in Arrears) on Above Beginning Shortfall                                                                      $0.00
   Noteholders' Monthly Interest Distributable Amount                                                                          $0.00
   Noteholders' Interest Paid this Period from TDA                                                                             $0.00
   Prelim. Noteholders' Interest Carryover Shortfall (End)                                                                     $0.00
   Total Distribution Amount Remaining                                                                                         $0.00

   Class A-1 Noteholders' Principal Carryover Shortfall (Beginning)                                                            $0.00
   A-1 Noteholders' Principal Distributable Amount this Period                                                                 $0.00
   A-1 Noteholders' Principal Paid this Period from TDA                                                                        $0.00
   Prelim. Class A-1 Noteholders' Principal Carryover Shortfall (End)                                         $0.00            $0.00

   Total Distribution Amount Remaining                                                                                         $0.00

   Class A-2 Noteholders' Principal Carryover Shortfall (Beginning)                                                            $0.00
   A-2 Noteholders' Principal Distributable Amount this Period                                                                 $0.00
   A-2 Noteholders' Principal Paid this Period from TDA                                                                        $0.00
   Prelim. Class A-2 Noteholders' Principal Carryover Shortfall (End)                                         $0.00            $0.00

   Total Distribution Amount Remaining                                                                                         $0.00

   Certificateholders' Interest Carryover Shortfall (Beginning)                                                                $0.00



   Interest Due (in Arrears) on Above Beginning Shortfall                                                                      $0.00
   first month accrual difference                                                                                             $14.04
   Certificateholders' Earned Interest                                                                        8.45%            $0.00
   Certificateholders' Interest Paid this Period from TDA                                                                      $0.00
   Prelim. Certificateholders' Interest Carryover Shortfall (End)                                             $0.00            $0.00

   Total Distribution Amount Remaining                                                                                         $0.00

   Certificateholders' Principal Carryover Shortfall (Beginning) Less 5.06(f) Shortfall                               $12,876,042.33
   Certificateholders' Monthly Principal Distributable Amount                                                                  $0.00
   Certificateholders' Principal Paid this Period from TDA (excl. 5.06(f))                                                     $0.00
   Prelim. Certificateholders' Principal Carryover Shortfall (End) (Less 5.06(f) Shortfall)                   $0.00   $12,876,042.33

   Total Distribution Amount Remaining                                                                                         $0.00

   Cumulative Aggregate 5.06(f) Certificateholders' Principal Shortfall (Beginning)                                   $28,633,054.33
   5.06(f) Shortfall Paid this Period from TDA                                                                                 $0.00
   Prelim. Cumulative Aggregate 5.06(f) Certificateholders' Principal Shortfall (End)                         $0.00   $28,633,054.33

   Servicing Fee Shortfall (Beginning of Period)                                                                               $0.00
   Servicing Fees Accrued during this Period                                                                  1.00%            $0.00
   Servicing Fees Paid this Period from TDA                                                                                    $0.00
   Servicing Fee Shortfall (End of Period)                                                                    $0.00            $0.00

   Total Distribution Amount Remaining to Deposit to Reserve Acct                                                              $0.00
   4.  Distributions from Spread Account
   Spread Account Balance at beginning of period                                                     $22,510,017.00            $0.00
   Deposit to Spread Account from Excess Collections over Distributions                  Addl spre    $2,251,002.00            $0.00

   Distribute from Spread Account to Noteholders' Distr. Account                                                               $0.00
   Adjustment to A-1 Interest Carryover Shortfall                                                                              $0.00
   Adjustment to A-2 Interest Carryover Shortfall                                                                              $0.00
   Adjustment to A-1 Principal Carryover Shortfall                                                                             $0.00
   Adjustment to A-2 Principal Carryover Shortfall                                                                             $0.00

   Prelim. Spread Account Balance Remaining                                                                                    $0.00

   Distribute from Spread Account to Certificateholders' Distr. Account                                                        $0.00
   Adjustment to Certificateholders' Interest Carryover Shortfall                                                              $0.00
   Adjustment to Certificateholders' Principal Carryover Shortfall                                                             $0.00

   Prelim. Spread Account Balance Remaining                                                                                    $0.00

   Cumulative Realized Losses since 31-January-94 (Cut-off Date)                                                         $896,516.01
   Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                        NO
   4*(Realized Losses during Collection Period + Repos at end of Collection Period)                                            $0.00
   Is 4*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                                NO
   60 day Delinquent Scheduled Amounts                                                                                         $0.00
   Are >60 day Delinquencies > 2.25% of Ending Pool Balance?                                      NO                NO
   Are any of the three conditions "YES"?                                                                           NO

   Preliminary Class A-1 Note Principal Balance (End of Period)                                                                $0.00
   Preliminary Class A-2 Note Principal Balance (End of Period)                                                                $0.00
   Preliminary Certificate Principal Balance (End of Period)                                                                   $0.00
   Preliminary Total Principal Balance of Notes and Certificates                                                               $0.00

   Specified Spread Acct Balance (Before Distribution of 5.06 (b) (ii))                                                        $0.00
   Greater of:
   (a)  5.00% of Pool Balance at end of Collection Pd; and                                                     5.00%           $0.00

   (b)  Floor (Until Outstanding Note and Certificate Balance = Spread Account)                                       $15,757,012.00

   Prelim. Spread Account Balance Remaining                                                                                    $0.00
   Addtional reserve added to spread account
   Prelim. Excess Spread Account Balance                                                                                       $0.00

   Release from Spread Account to Seller as "Excess Servicing Fee"                                Turbo Date                   $0.00
   Release of additional reserve added to Spread Account to Seller
   Total realeases from Spread Account to Seller                                                                                0.00
   Release from Spread Account to A-1 Noteholders as Principal                                            15-Jul-95            $0.00
   Release from Spread Account to A-2 Noteholders as Principal                                                                 $0.00
   Ending Spread Account Balance (after distributions)                                                                         $0.00
   Net Change in Reserve Account Balance                                                                                       $0.00

   Decrease in Certificate Balance (Section 5.06 (f))                                                                          $0.00
   Increase in Certificate Balance (Section 5.06 (f))                                                                          $0.00
   Cumulative Aggregate Reduction in Certificate Balance pursuant to 5.06 (f)                                                  $0.00

   5.  Ending Balances
   Class A-1 Interest Carryover Shortfall  (Ending Balance)                                                                    $0.00
   Class A-2 Interest Carryover Shortfall  (Ending Balance)                                                                    $0.00
   Noteholders' Interest Carryover Shortfall  (Ending Balance)                                                                 $0.00
   Class A-1 Principal Carryover Shortfall  (Ending Balance)                                                                   $0.00
   Class A-2 Principal Carryover Shortfall  (Ending Balance)                                                                   $0.00
   Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                          $0.00
   Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                $12,876,042.33

   Class A-1 Note Principal Balance (End of Period)                                                                            $0.00
   Class A-2 Note Principal Balance (End of Period)                                                                            $0.00
   Certificate Principal Balance (End of Period)                                                                               $0.00
   Total Principal Balance of Notes and Certificates                                                                           $0.00

   Class A-1 Note Pool Factor (End of Period)                                                       $287,000,000.00        0.0000000
   Class A-2 Note Pool Factor (End of Period)                                                       $145,192,000.00        0.0000000
   Certificate Pool Factor (End of Period)                                                           $18,008,346.00        0.0000000
   Total Notes & Certificates Pool Factor (End of Period)                                                                  0.0000000

   Specified Spread Account Balance (after all distributions and adjustments)                                                  $0.00



   CASE EQUIPMENT LOAN TRUST 1994-C
   STATEMENT TO NOTEHOLDERS

   $287,000,000 Class A-1 7.60% Asset Backed Notes due December 15, 1997
   $145,192,000 Class A-2 8.10% Asset Backed Notes due June 15, 2001

   Payment Date:                                                                                                           15-Jan-99

(1)  Amount of principal being paid on Notes:

   (a)  Class A-1 Notes:                                                                                                       $0.00
   per $1,000 original principal amount:                                                                                  0.00000000

   (b)  Class A-2 Notes:                                                                                                       $0.00
   per $1,000 original principal amount:                                                                                  0.00000000

   (c)  Total:                                                                                                                 $0.00

(2)   Amount of interest being paid on Notes:

   (a)  Class A-1 Notes:                                                                                                       $0.00
   per $1,000 original principal amount:                                                                                  0.00000000

   (b)  Class A-2 Notes:                                                                                                       $0.00
   per $1,000 original principal amount:                                                                                  0.00000000

   (c)  Total:                                                                                                                 $0.00

(3)  Pool Balance at end of related Collection Period:                                                                         $0.00

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of
         Class A-1 Notes:                                                                                                      $0.00
       (ii) Class A-1 Note Pool Factor:                                                                                    0.0000000

   (b) (i)  outstanding principal amount of                                                                                    $0.00
         Class A-2 Notes:                                                                                                  0.0000000
       (ii) Class A-2 Note Pool Factor:

   (c) (i)  Certificate Balance                                                                                                $0.00
       (ii) Certificate Pool Factor:                                                                                       0.0000000

(5)  Amount of Servicing Fee:                                                                                                  $0.00
   per $1,000 Original Pool Balance:                                                                                      0.00000000

(6)  Amount of Administration Fee:                                                                                           $166.67
   per $1,000 Original Pool Balance:                                                                                      0.00037021

(7)  Aggregate Purchase Amounts for Collection Period:                                                                         $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                                   $0.00

(9)  Amount in Spread Account:                                                                                                 $0.00



   CASE EQUIPMENT LOAN TRUST 1994-C

   STATEMENT TO CERTIFICATEHOLDERS

$18,008,346 8.45% Asset Backed Certificates due June 15, 2001

Payment Date:                                                                                                              15-Jan-99

(1)  Amount of principal being paid or distributed:

   (a)  Class A-1 Notes:                                                                                                       $0.00

   (b)  Class A-2 Notes:                                                                                                       $0.00

   (c)  Certificates:                                                                                                          $0.00
        per $1,000 original principal amount:                                                                             0.00000000

   (d)  Total:                                                                                                                 $0.00

(2)   Amount of interest being paid or distributed:

   (a)  Class A-1 Notes:                                                                                                       $0.00

   (b)  Class A-2 Notes:                                                                                                       $0.00

   (c)  Certificates:                                                                                                          $0.00
        per $1,000 original principal amount:                                                                             0.00000000

   (d)  Total:                                                                                                                 $0.00

(3)  Pool Balance at end of related Collection Period:                                                                         $0.00

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of
         Class A-1 Notes:                                                                                                      $0.00
       (ii) Class A-1 Note Pool Factor:                                                                                    0.0000000

   (b) (i)  outstanding principal amount of
         Class A-2 Notes:                                                                                                      $0.00
       (ii) Class A-2 Note Pool Factor:                                                                                    0.0000000

   (c) (i)  Certificate Balance                                                                                                $0.00
       (ii) Certificate Pool Factor:                                                                                       0.0000000

(5)  Amount of Servicing Fee:                                                                                                  $0.00
   per $1,000 Original Pool Balance:                                                                                      0.00000000

(6)  Amount of Administration Fee:                                                                                           $166.67
   per $1,000 Original Pool Balance:                                                                                      0.00037021

(7)  Aggregate Purchase Amounts for related Collection Period:                                                                 $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                                   $0.00

(9)  Amount in Spread Account:                                                                                                 $0.00



   CASE EQUIPMENT LOAN TRUST 1994-C

   PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

   Payment Date:                                                                                                           15-Jan-99

(1)  Payment of Administration Fee to Administrator:                                                                         $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                                      $0.00

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                                      $0.00

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                               $0.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                               $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                                     $0.00

(7)  Deposit to Spread Account:                                                                                                $0.00

Check for Error                                                                                                     ERROR
Sum of Above Distributions                                                                                                   $166.67
Total Distribution Amount                                                                                                      $0.00



   CASE EQUIPMENT LOAN TRUST 1994-C

   SERVICER'S CERTIFICATE


   $287,000,000 Class A-1 7.60% Asset Backed Notes due December 15, 1997
   $145,192,000 Class A-2 8.10% Asset Backed Notes due June 15, 2001
   $18,008,346 8.45% Asset Backed Certificates due June 15, 2001

Payment Date:                                                                                                              15-Jan-99
(1)  Total Distribution Amount:                                                                                                $0.00

(2)  Administration Fee:                                                                                                     $166.67

(3)  Class A-1 Noteholders' Interest Distributable Amount:                                                                     $0.00

(4)  Class A-1 Noteholders' Interest Carryover Shortfall:                                                                      $0.00

(5)  Class A-2 Noteholders' Interest Distributable Amount:                                                                     $0.00

(6)  Class A-2 Noteholders' Interest Carryover Shortfall:                                                                      $0.00

(7)  Class A-1 Noteholders' Interest Distributable Amount:                                                                     $0.00

(8)  Class A-2 Noteholders' Interest Distributable Amount:                                                                     $0.00

(9)  Noteholders' Interest Distributable Amount:                                                                               $0.00

(10)  Class A-1 Noteholders'  Principal Distributable Amount:                                                                  $0.00

(11)  Class A-1 Noteholders' Principal Carryover Shortfall:                                                                    $0.00

(12)  Class A-1 Noteholders' Principal Distributable Amount:                                                                   $0.00

(13)  Class A-2 Noteholders' Percentage:                                                                                         96%

(14)  Class A-2 Noteholders' Principal Distributable Amount:                                                                   $0.00
   Accelerated Principal Distribution Amount -- included in (14)

(15)  Class A-2 Noteholders' Principal Carryover Shortfall:                                                                    $0.00

(16)  Class A-2 Noteholders' Principal Distributable Amount:                                                                   $0.00

(17)  Noteholders' Principal Distributable Amount:                                                                             $0.00

(18)  Noteholders' Distributable Amount:                                                                                       $0.00

(19)  Certificateholders' Interest Distributable Amount:                                                                       $0.00

(20)  Certificateholders' Interest Carryover Shortfall:                                                                        $0.00

(21)  Certificateholders' Interest Distributable Amount:                                                                       $0.00

(22)  Certificateholders' Percentage:                                                                                             4%

(23)  Certificateholders' Principal Distributable Amount:                                                             $12,876,042.33

(24)  Certificateholders' Principal Carryover Shortfall:                                                              $12,876,042.33

(25)  Certificateholders' Principal Distributable Amount:                                                             $12,876,042.33

(26)  Certificateholders' Distributable Amount:                                                                       $12,876,042.33

(27)  Servicing Fee:                                                                                                           $0.00

(28)  Deposit to Spread Account (before any distributions of excess):                                                          $0.00

(29)  Specified Spread Account Balance (after all distributions and adjustments):                                     $15,757,012.00
   The greater of:
   (a) 5.00% of the Pool Balance at the beginning of the Collection Period
              in which the Payment Date occurs plus                                                                            $0.00

   (b) Floor (Until Notes + Certificates = Spread Account)                                                            $15,757,012.00

(30)  Spread Account Trigger Tests:
   (a) (i)  Aggregate Realized Losses from the Cutoff Date through
              the end of the related Collection Period:                                                                  $896,516.01

        (ii)  2.25% of the Original Pool Balance:                                                                    $10,129,507.78

   (b)  (i)  4 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
              has been repossessed but in which the receivable has not been liquidated:                                        $0.00

        (ii)  1.65% of the Pool Balance at the beginning of the related Collection Period:                                      0.00

   (c)  (i)  Aggregate Scheduled Payments delinquent by more than 60 days
               as of the end of the related Collection Period:                                                                 $0.00

        (ii) 2.25% of the Pool Balance at the beginning of the Collection Period
               in which the Payment Date occurs:                                                                               $0.00

(31)  Spread Account Balance over the Specified Spread Account Balance:                                                        $0.00



(32)  Excess Amount in Spread Account Distributed To:
   (a) Seller:                                                                                                                 $0.00
   (a1) Release of additional reserve added to Spread Account to Seller
   (a2) Total release from Spread Account to Seller                                                                             0.00
   (b) A-1 Noteholders:                                                                                                        $0.00
   (c) A-2 Noteholders:                                                                                                        $0.00
   (32a) Excess Amount in Yield Supplement Account Released to Seller:                                                          0.00

(33)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account (other than as set forth in (32)(b) above):                                              $0.00

(34)  Amount to be withdrawn from the Spread Account and deposited
   into the Certificate Distribution Account:                                                                                  $0.00

(35)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                             $0.00

(36)  After giving effect to all distributions on such Payment Date:
   Outstanding Principal Balance of Class A-1 Notes:                                                                           $0.00
           Class A-1 Note Pool Factor:                                                                                     0.0000000

           Outstanding Principal Balance of Class A-2 Notes:                                                                   $0.00
           Class A-2 Note Pool Factor:                                                                                     0.0000000

           Outstanding Principal Balance of the Certificates:                                                                  $0.00
           Certificate Pool Factor:                                                                                        0.0000000

(37)  Aggregate Purchase Amounts for related Collection Period:                                                                $0.00

(38)  Aggregate Amount of Realized Losses for the related Collection Period:                                                   $0.00
(38a) Yield Supplement Account balance after giving effect to all distributions:                                        4,216,316.36

(39)  Spread Account Balance after giving effect to all distributions:                                                         $0.00

 CASE EQUIPMENT LOAN TRUST 1995-A
 $576,000,000 7.30% Asset Backed Notes due March 15, 2002
 $24,000,000 7.65% Asset Backed Certificates due March 15, 2002         01/23/99
 Prepared by Lisa Sorenson Phone 414-636-6184                           04:05 AM
                                                             File: service\us95a

NPV Data Input Section                              IRR Calc                              15-Jan-99
Scheduled Cash Flows as of the                           7.562%        Cut-off Date       pool 1          pool 2          pool 3
 End of the Fiscal                                0 (352,717,651.45)     756,797.64    3,294,290.32      361,560.35      626,011.52
     Month                                        1    4,418,039.53    3,661,241.89    5,518,962.89      734,084.73      850,977.68
Line 0 is Scheduled                               2    4,012,602.90    4,012,602.90    3,540,731.93    4,410,692.67      604,794.97
 Amount Delinquent                                3    3,907,325.73    3,907,325.73    1,162,975.00    5,290,337.72    4,052,687.70
                                                  4    5,254,112.46    5,254,112.46      510,953.01      253,700.37    4,751,097.66
                                                  5    6,443,901.17    6,443,901.17      300,097.18      117,068.28       72,581.50
                                                  6    5,675,841.78    5,675,841.78      578,655.66       81,343.85      112,838.64
                                                  7    9,401,221.89    9,401,221.89      884,039.61       78,462.24      239,543.10
                                                  8    5,176,887.89    5,176,887.89      587,345.69      210,994.19       66,026.56
                                                  9    7,504,062.59    7,504,062.59      851,637.14      213,888.16      139,419.59
                                                 10   25,460,912.46   25,460,912.46      560,649.30      140,199.29      192,689.29
                                                 11   17,161,198.48   17,161,198.48    1,137,586.67      166,070.04      115,336.40
                                                 12    9,725,133.70    9,725,133.70    6,795,487.96      377,376.83      506,704.42
                                                 13    5,313,727.52    5,313,727.52    4,141,024.26      413,810.20      531,223.73
                                                 14    4,141,877.81    4,141,877.81    1,756,917.60    2,683,900.86      195,723.84
                                                 15    3,728,364.97    3,728,364.97      328,204.87    2,845,178.72    1,640,780.55
                                                 16    4,893,554.35    4,893,554.35       62,443.27      130,267.54    2,173,924.64
                                                 17    6,214,011.07    6,214,011.07       90,471.49        9,950.38       41,503.85
                                                 18    5,387,093.37    5,387,093.37       10,516.11        4,098.18       36,734.53
                                                 19    8,842,052.74    8,842,052.74       26,897.34            0.00       21,596.73
                                                 20    4,928,939.62    4,928,939.62        1,715.60       11,796.59            0.00
                                                 21    7,229,379.49    7,229,379.49       11,931.23       32,608.34        3,546.67
                                                 22   25,037,082.60   25,037,082.60       17,752.28        3,319.57       59,678.12
                                                 23   16,779,221.10   16,779,221.10        1,715.60            0.00            0.00
                                                 24    9,308,425.49    9,308,425.49      145,363.41            0.00            0.00
                                                 25    4,795,285.30    4,795,285.30       64,494.56       27,910.39       48,094.23
                                                 26    3,781,783.09    3,781,783.09       35,254.58       50,115.97           69.03
                                                 27    3,273,512.75    3,273,512.75       18,366.93       10,322.30      162,088.76
                                                 28    4,371,478.35    4,371,478.35          692.13            0.00       12,811.40
                                                 29    5,537,022.24    5,537,022.24            0.00            0.00            0.00
                                                 30    4,897,672.87    4,897,672.87            0.00            0.00            0.00
                                                 31    8,011,042.60    8,011,042.60            0.00            0.00            0.00
                                                 32    4,491,987.98    4,491,987.98            0.00            0.00            0.00
                                                 33    6,683,794.29    6,683,794.29            0.00            0.00            0.00
                                                 34   24,058,728.76   24,058,728.76            0.00            0.00       39,254.82
                                                 35   15,848,613.80   15,848,613.80            0.00            0.00            0.00
                                                 36    8,320,850.71    8,320,850.71            0.00            0.00            0.00
                                                 37    3,990,580.08    3,990,580.08            0.00            0.00            0.00
                                                 38    2,991,922.80    2,991,922.80            0.00            0.00            0.00
                                                 39    2,433,481.82    2,433,481.82            0.00            0.00            0.00
                                                 40    3,283,542.26    3,283,542.26            0.00            0.00            0.00
                                                 41    4,374,194.28    4,374,194.28            0.00            0.00            0.00
                                                 42    3,724,329.06    3,724,329.06            0.00            0.00            0.00
                                                 43    6,417,821.23    6,417,821.23            0.00            0.00            0.00
                                                 44    3,114,191.49    3,114,191.49            0.00            0.00            0.00
                                                 45    4,864,826.68    4,864,826.68            0.00            0.00            0.00
                                                 46   20,215,309.91   20,215,309.91            0.00            0.00            0.00
                                                 47   12,909,728.71   12,909,728.71            0.00            0.00            0.00
                                                 48    6,349,954.88    6,349,954.88            0.00            0.00            0.00
                                                 49    2,282,299.00    2,282,299.00            0.00            0.00            0.00
                                                 50    1,264,180.73    1,264,180.73            0.00            0.00            0.00
                                                 51      684,213.18      684,213.18            0.00            0.00            0.00
                                                 52    1,214,774.34    1,214,774.34            0.00            0.00            0.00
                                                 53    1,940,632.37    1,940,632.37            0.00            0.00            0.00
                                                 54    1,492,868.04    1,492,868.04            0.00            0.00            0.00
                                                 55    3,355,837.69    3,355,837.69            0.00            0.00            0.00
                                                 56    1,372,485.44    1,372,485.44            0.00            0.00            0.00
                                                 57    2,427,126.28    2,427,126.28            0.00            0.00            0.00
                                                 58   14,388,915.95   14,388,915.95            0.00            0.00            0.00
                                                 59    8,159,079.37    8,159,079.37            0.00            0.00            0.00
                                                 60    2,986,211.22    2,986,211.22            0.00            0.00            0.00
                                                 61      715,159.00      715,159.00            0.00            0.00            0.00
                                                 62      236,175.21      236,175.21            0.00            0.00            0.00
                                                 63       27,528.60       27,528.60            0.00            0.00            0.00
                                                 64       42,207.34       42,207.34            0.00            0.00            0.00
                                                 65       47,609.45       47,609.45            0.00            0.00            0.00
                                                 66        8,162.69        8,162.69            0.00            0.00            0.00
                                                 67      121,075.68      121,075.68            0.00            0.00            0.00
                                                 68       15,557.18       15,557.18            0.00            0.00            0.00
                                                 69      101,621.40      101,621.40            0.00            0.00            0.00
                                                 70      437,852.74      437,852.74            0.00            0.00            0.00
                                                 71      196,938.60      196,938.60            0.00            0.00            0.00
                                                 72       61,221.73       61,221.73            0.00            0.00            0.00
                                                 73       17,674.81       17,674.81            0.00            0.00            0.00

Total Time Balance of Scheduled Cash Flows
                                                     418,284,034.69  418,284,034.69   32,437,173.62   18,659,057.76   17,297,739.93


 CASE EQUIPMENT LOAN TRUST 1995-A
 $576,000,000 7.30% Asset Backed Notes due March 15, 2002
 $24,000,000 7.65% Asset Backed Certificates due March 15, 2002

 Prepared by Lisa Sorenson Phone 414-636-6184

 Payment Date                                                                                            15-Jan-99
 Month Begin                                                                                             01-Dec-98
 Month End                                                                               28-Feb-95       31-Dec-98
 Days in accrual period (30/360)                                                                                30

 PART I -- MONTHLY DATA INPUT

 Total Receipts During the Period                                                                   $10,472,738.73

 Warranty Repurchases
     Contracts deferred beyond final maturity date                                                           $0.00
     Government obligors                                                                                     $0.00
           Total Warranty Repurchases                                                                        $0.00

 Total Collections For The Period                                                                   $10,472,738.73

 Miscellaneous Data
     Aggregate Scheduled Amounts 30 - 59 days past due                                                 $281,450.71
     Aggregate Scheduled Amounts 60 days or more past due                                              $530,871.28
     Net Losses on Liquidated Receivables                                                               $26,907.18
     Number of Loans at Beginning of Period                                                                  7,226
     Number of Loans at End of Period                                                                        6,435
     Repossessed Equipment not Sold or Reassigned (Beginning)                                                $0.00
     Repossessed Equipment not Sold or Reassigned (End)                                                      $0.00
     Reinvestment Income                                                                               $120,854.15
     Pre-Funding Account Reinvestment Income                                                                 $0.00


 PART II -- SERVICING CALCULATIONS                                                                       15-JAN-99

 1.  Sources and Uses of Collection Account Balance                                Cut-off Date      pool 1          pool 2

 Initial Pool Balance                                                                              $600,998,991.37
 Wtd. Avg. APR                                                                             7.564%           7.564%          7.482%
 Contract Value (Beg. of Month)                                                                     $39,032,340.11  $18,827,798.31
 Contract Value  (End of Month)                                                   $352,717,651.45   $31,012,160.85  $17,876,008.80
 Contract Value Decline                                                                              $8,020,179.27     $951,789.51


 1.  Sources and Uses of Collection Account Balance                                pool 3

 Initial Pool Balance
 Wtd. Avg. APR                                                                            7.806%
 Contract Value (Beg. of Month)                                                   $17,531,515.56
 Contract Value  (End of Month)                                                   $16,509,663.84
 Contract Value Decline                                                            $1,021,851.72


 Total Collections and Investment Income for the period                                             $10,593,592.88

 Yield Supplement Amount                                                                                     $0.00
 Negative Carry Amount                                                                                       $0.00

 Total Distribution Amount (TDA)                                                                    $10,593,592.88

 Principal Distribution Amount  (PDA)                                                                $9,993,820.50
 Interest Distribution Amount  (IDA)                                                                   $599,772.38

 2.  Calculation of Distributable Amounts

 Note Beginning Principal Balance                                                                   $46,712,350.68
 Noteholders' Principal Carryover Shortfall (Previous Period)                                                $0.00
 Noteholders' Share of the Principal Distribution Amount                                                    96.00%
 Noteholders' Principal Distributable Amount                                                         $9,594,067.68

 Certificate Beginning Principal Balance                                                             $7,897,619.32
 Certificateholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
 Certificateholders' Share of the Principal Distribution Amount                                              4.00%
 Certificateholders' Principal Distributable Amount                                                    $399,752.82

 Interest Accrued on Notes this period                                                      7.30%      $284,166.80
 Noteholders' Interest Carryover Shortfall (Previous Period)                                                 $0.00
 Interest Due (in Arrears) on above Shortfall                                                                $0.00
 Noteholders' Interest Distributable Amount                                                            $284,166.80

 Interest Accrued on Certificates this period                                               7.65%       $50,347.32
 Certificateholders' Interest Carryover Shortfall (Previous Period)                                          $0.00
 Interest Due (in Arrears) on Above Beginning Shortfall                                                      $0.00
 Certificateholders' Interest Distributable Amount                                                      $50,347.32

 3.  Allocation of Total Distribution Amount

 Total Distribution Amount                                                                          $10,593,592.88

 Administration Fee Shortfall (Previous Period)                                                              $0.00
 Administration Fee Accrued during this Period                                    $500/qtr.                $166.67
 Administration Fee Paid this Period from TDA                                                              $166.67
 Administration Fee Shortfall                                                                                $0.00

 Total Distribution Amount Remaining                                                                $10,593,426.21

 Noteholders' Interest Distributable Amount                                                            $284,166.80
 Noteholders' Interest Paid this Period from TDA                                                       $284,166.80
 Prelim. Noteholders' Interest Carryover Shortfall                                                           $0.00

 Total Distribution Amount Remaining                                                                $10,309,259.41

 Noteholders' Principal Distributable Amount                                                         $9,594,067.68
 Noteholders' Principal Paid this Period from TDA                                                    $9,594,067.68
 Prelim. Noteholders' Principal Carryover Shortfall                                                          $0.00




 Total Distribution Amount Remaining                                                                   $715,191.74

 Certificateolders' Interest Distributable Amount                                                       $50,347.32
 Certificateholders' Interest Paid this Period from TDA                                                 $50,347.32
 Prelim. Certificateholders' Interest Carryover Shortfall                                                    $0.00

 Total Distribution Amount Remaining                                                                   $664,844.41

 Certificateholders' Principal Distributable Amount                                                    $399,752.82
 Certificateholders' Principal Paid this Period from TDA                                               $399,752.82
 Prelim. Certificateholders' Principal Carryover Shortfall                                                   $0.00

 Total Distribution Amount Remaining                                                                   $265,091.59

 Servicing Fee Shortfall (Previous Period)                                                                   $0.00
 Servicing Fees Accrued during this Period                                                  1.00%       $62,826.38
 Servicing Fees Paid this Period from TDA                                                               $62,826.38
 Servicing Fee Shortfall                                                                                     $0.00

 Total Distribution Amount Remaining to Deposit to Spread Acct                                         $202,265.21

 4.  Reconciliation of Pre-Funding Account

 Beginning Pre-Funding Account Balance                                                                      ($0.00)

 New Collateral Purchased                                                                                    $0.00
 Deposit to Spread Account                                                                                   $0.00
 Deposit to YSA                                                                                              $0.00
 Payment to Seller                                                                                           $0.00

 Ending Pre-Funding Account Balance                                                                         ($0.00)

 5.  Reconciliation of Yield Supplement Account

 Beginning Yield Supplement Account Balance                                                          $5,681,958.21

 Receivables Percentage                                                                                   100.000%
 Yield Supplement Amount                                                                                     $0.00
 Cumulative Yield Supplement Amount                                                                 $15,059,477.79
 Deposit to YSA for purchased collateral                                                                     $0.00
 Original YSA Balance                                                                               $21,522,322.00
 Maximum YSA Amount                                                                                 $15,806,006.42
 Required YSA Balance                                                                                $6,462,844.21
 Interim Ending YSA Balance                                                                          $5,681,958.21
 YSA Released to Seller                                                                                      $0.00

 Ending Yield Supplement Account Balance                                                             $5,681,958.21

 6.  Reconciliation of Negative Carry Account

 Beginning Negative Carry Account Balance                                                                   ($0.00)

 Pre-Funded Percentage                                                                                      0.000%
 Negative Carry Amount                                                                                       $0.00
 Cumulative Negative Carry Amount                                                                      $756,233.52
 Maximum Negative Carry Amount                                                                               $0.00
 Required Negative Carry Account Balance                                                                     $0.00
 Interim Ending Negative Carry Account Balance                                                              ($0.00)
 Negative Carry Amount Released to Seller                                                                    $0.00

 Ending Negative Carry Account Balance                                                                      ($0.00)



 7.  Distributions from Spread Account

 BeginningSpread Account Balance                                                                    $15,024,974.78
 Deposit to Spread Account from Pre-Funding Account                                                          $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                  $202,265.21

 Distribution from Spread Account to Noteholders' Distr. Account                                             $0.00
 Adjustment to Noteholder Interest Carryover Shortfall                                                       $0.00
 Adjustment to Noteholder Principal Carryover Shortfall                                                      $0.00

 Prelim. Spread Account Balance Remaining                                                           $15,227,240.00

 Distribution from Spread Account to Certificateholders' Distr. Account                                      $0.00
 Adjustment to Certificateholders' Interest Carryover Shortfall                                              $0.00
 Adjustment to Certificateholders' Principal Carryover Shortfall                                             $0.00

 Prelim. Spread Account Balance Remaining                                                           $15,227,240.00

 Cumulative Realized Losses since 28-February-95 (Cut-off Date)                                      $1,665,617.40
 Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                         NO
 12*(Realized Losses during Collection Period + Repos at end of Collection Period)                     $322,886.16
 Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                NO
 60 day or > Delinquent Scheduled Amounts                                                              $530,871.28
 Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                     NO
 Are any of the three conditions "YES"?                                                            NO

 Preliminary Note Principal Balance (End of Period)                                                 $37,118,283.00
 Preliminary Certificate Principal Balance (End of Period)                                           $7,497,866.50
 Preliminary Total Principal Balance of Notes and Certificates                                      $44,616,149.50

 Specified Spread Acct Balance (Before Distribution of 5.06 (b) (ii))                               $15,024,974.78
 Greater of:
 (a)  4.00% of Pool Balance at end of Collection Pd; and                                    4.00%    $2,615,913.34

 (b)  2.5% of Initial Balance (Until Outstanding Note and Certificate
        Balance = Spread Account)                                                           2.50%   $15,024,974.78

 Prelim. Spread Account Balance Remaining                                                           $15,227,240.00
 Prelim. Excess Spread Account Balance                                                                 $202,265.21

 Release from Spread Account to Seller as "Excess Servicing Fee"                  Turbo Date                 $0.00
 Release from Spread Account to Noteholders as Principal                                15-Oct-95      $202,265.21
 Ending Spread Account Balance (after distributions)                                                $15,024,974.78
 Net Change in Spread Account Balance                                                                        $0.00

 8.  Ending Balances
 Note Interest Carryover Shortfall  (Ending Balance)                                                         $0.00
 Note Principal Carryover Shortfall  (Ending Balance)                                                        $0.00
 Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                          $0.00
 Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                         $0.00

 Note Principal Balance (End of Period)                                                             $36,916,017.79
 Certificate Principal Balance (End of Period)                                                       $7,497,866.50
 Total Principal Balance of Notes and Certificates                                                  $44,413,884.29

 Note Pool Factor (End of Period)                                                 $576,000,000.00        0.0640903
 Certificate Pool Factor (End of Period)                                           $24,000,000.00        0.3124111
 Total Notes & Certificates Pool Factor (End of Period)                                                  0.0740231

 Specified Spread Account Balance (after all distributions and adjustments)                         $15,024,974.78



CASE EQUIPMENT LOAN TRUST 1995-A
STATEMENT TO NOTEHOLDERS

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

Payment Date:                                                                                            15-Jan-99

(1)  Amount of principal being paid on Notes:                                                        $9,796,332.89
       per $1,000 original principal amount:                                                           17.00752238

(2)   Amount of interest being paid on Notes:                                                          $284,166.80
        per $1,000 original principal amount:                                                           0.49334514

(3)  Pool Balance at end of related Collection Period:                                              $65,397,833.48

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of notes:                                                    $36,916,017.79
      (ii)  Note Pool Factor:                                                                            0.0640903

 (b) (i)  Certificate Balance                                                                        $7,497,866.50
      (ii)  Certificate Pool Factor:                                                                     0.3124111

(5)  Amount of Servicing Fee:                                                                           $62,826.38
            per $1,000 Original Pool Balance:                                                           0.10453658

(6)  Amount of Administration Fee:                                                                         $166.67
            per $1,000 Original Pool Balance:                                                           0.00027732

(7)  Aggregate Purchase Amounts for Collection Period:                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                            $26,907.18

(9)  Amount in Spread Account:                                                                      $15,024,974.78

(10)  Amount in Pre-Funding Account:                                                                        ($0.00)

(11)  For the Final payment date with respect to the Funding Period, the                           NA
       Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                                            $5,681,958.21

(13)  Amount in Negative Carry Account:                                                                     ($0.00)


CASE EQUIPMENT LOAN TRUST 1995-A

STATEMENT TO CERTIFICATEHOLDERS

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

Payment Date:                                                                                            15-Jan-99

(1)  Amount of principal being paid or distributed:

 (a)  Notes:                                                                                         $9,796,332.89
        per $1,000 original principal amount:                                                          17.00752238

 (b)  Certificates:                                                                                    $399,752.82
        per $1,000 original principal amount:                                                          16.65636750

 (c)  Total:                                                                                        $10,196,085.71

(2)   Amount of interest being paid or distributed:

 (a)  Notes:                                                                                           $284,166.80
        per $1,000 original principal amount:                                                           0.49334514

 (b)  Certificates:                                                                                     $50,347.32
        per $1,000 original principal amount:                                                           2.09780513

 (c)  Total:                                                                                           $334,514.12

(3)  Pool Balance at end of related Collection Period:                                              $65,397,833.48

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of notes:                                                    $36,916,017.79
      (ii)  Note Pool Factor:                                                                            0.0640903

 (c) (i)  Certificate Balance                                                                        $7,497,866.50
      (ii)  Certificate Pool Factor:                                                                     0.3124111

(5)  Amount of Servicing Fee:                                                                           $62,826.38
 per $1,000 Original Pool Balance:                                                                      0.10453658

(6)  Amount of Administration Fee:                                                                         $166.67
 per $1,000 Original Pool Balance:                                                                      0.00027732

(7)  Aggregate Purchase Amounts for Collection Period:                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                            $26,907.18

(9)  Amount in Spread Account:                                                                      $15,024,974.78

(10)  Amount in Pre-Funding Account:                                                                        ($0.00)

(11)  For the Final payment date with respect to the Funding Period, the                           NA
       Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                                            $5,681,958.21

(13)  Amount in Negative Carry Account:                                                                     ($0.00)



CASE EQUIPMENT LOAN TRUST 1995-A

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

Payment Date:                                                                                            15-Jan-99

(1)  Payment of Administration Fee to Administrator:                                                       $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                              $284,166.80

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                            $9,796,332.89

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                        $50,347.32

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                       $399,752.82

(6)  Payment of Servicing Fee to Servicer:                                                              $62,826.38

(7)  Deposit to Spread Account:                                                                        $202,265.21

Check for Error                                                                                    NO ERROR
Sum of Above Distributions                                                                          $10,795,858.09
Total Distribution Amount plus Turbo                                                                $10,795,858.09



CASE EQUIPMENT LOAN TRUST 1995-A

SERVICER'S CERTIFICATE

$576,000,000 7.30% Asset Backed Notes due March 15, 2002
$24,000,000 7.65% Asset Backed Certificates due March 15, 2002


Payment Date:                                                                                            15-Jan-99
(1)  Total Distribution Amount:                                                                     $10,593,592.88

(2)  Administration Fee:                                                                                   $166.67

(3)  Noteholders' Interest Distributable Amount:                                                       $284,166.80

(4)  Noteholders' Interest Carryover Shortfall:                                                              $0.00

(5)  Noteholders' Percentage:                                                                                  96%

(6)  Noteholders' Principal Distributable Amount:                                                    $9,796,332.89

(7)  Noteholders' Principal Carryover Shortfall:                                                             $0.00

(8)  Noteholders' Distributable Amount:                                                             $10,080,499.69

(9)  Certificateholders' Interest Distributable Amount:                                                 $50,347.32

(10)  Certificateholders' Interest Carryover Shortfall:                                                      $0.00

(11)  Certificateholders' Percentage:                                                                           4%

(12)  Certificateholders' Principal Distributable Amount:                                              $399,752.82

(13)  Certificateholders' Principal Carryover Shortfall:                                                     $0.00

(14)  Certificateholders' Distributable Amount:                                                        $450,100.14

(15)  Servicing Fee:                                                                                    $62,826.38

(16)  Deposit to Spread Account (before any distributions of excess):                                  $202,265.21

(17)  Specified Spread Account Balance (after all distributions and adjustments) :                  $15,024,974.78
 The greater of:
 (a) 4.00% of the Pool Balance at the beginning of the Collection Period
            in which the Payment Date occurs plus                                                    $2,615,913.34

 (b)  2.5% of Initial Balance (Until Outstanding Note and Certificate                               $15,024,974.78
        Balance = Spread Account)



STATEMENT TO CERTIFICATEHOLDERS

SERVICER'S CERTIFICATE (CONTINUED)

(18)  Spread Account Trigger Tests:
 (a) (i)  Aggregate Realized Losses from the Cutoff Date through
            the end of the related Collection Period:                                                $1,665,617.40

    (ii)  2.25% of the Original Pool Balance:                                                    $13,522,477.31

 (b) (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
            has been repossessed but in which the receivable has not been liquidated:                  $322,886.16

     (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:                    $1,243,962.29

 (c)  (i)  Aggregate Scheduled Payments delinquent by more than 60 days
             as of the end of the related Collection Period:                                           $530,871.28

     (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
               in which the Payment Date occurs:                                                     $1,471,451.25

(19)  Spread Account Balance over the Specified Spread Account Balance:                                $202,265.21

(20)  Excess Amount in Spread Account Distributed To:
     (a) Seller:                                                                                             $0.00
     (b) Seller:  Release of Excess Amount in Yield Supplement Account                                       $0.00
     (c) Noteholders:                                                                                  $202,265.21

(21)  Amount to be withdrawn from the Spread Account and deposited
           into the Note Distribution Account (other than as set forth in (32)(b) above):                    $0.00

(22)  Amount to be withdrawn from the Spread Account and deposited
           into the Certificate Distribution Account:                                                        $0.00

(23)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                  $65,397,833.48

(24)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of Notes:                                                  $36,916,017.79
           Note Pool Factor:                                                                             0.0640903

           Outstanding Principal Balance of the Certificates:                                        $7,497,866.50
           Certificate Pool Factor:                                                                      0.3124111

(25)  Aggregate Purchase Amounts for related Collection Period:                                              $0.00

(26)  Aggregate Amount of Realized Losses for the related Collection Period:                            $26,907.18

(27)  Spread Account Balance after giving effect to all distributions:                              $15,024,974.78

CASE EQUIPMENT LOAN TRUST 1995-B
$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000 $294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002 $26,000,000 6.45% Asset Backed Certificates due September 15, 2002

Prepared by Lisa Sorenson Phone 414-636-6184

NPV Data Input Section                                  IRR Calc                15-Jan-99
Scheduled Cash Flows as of the                                 8.319%           pool 1              pool 2              pool 3
 End of the Fiscal                              0     (375,056,914.00)       2,311,552.57          586,861.35        1,110,407.67
     Month                                      1        7,065,483.08        3,066,187.15          741,642.94          753,917.73
Line 0 is Scheduled                             2        5,497,424.34        1,746,608.41          532,061.83          776,312.44
 Amount Delinquent                              3        6,911,943.75        1,783,251.36          757,779.45          928,532.34
                                                4       13,755,624.68        3,778,189.10          618,096.10          684,568.54
                                                5       10,320,462.30        4,143,666.67          404,358.82          477,028.76
                                                6        6,063,795.64        4,212,254.76          406,099.83          474,229.95
                                                7        6,187,590.06        4,175,641.78          879,377.91          530,408.30
                                                8       10,444,882.53        3,231,879.98        1,771,464.12          695,648.16
                                                9       11,257,480.67          760,808.29        4,144,918.39        2,159,269.74
                                               10       12,103,680.98          546,493.88          281,588.01        3,744,181.36
                                               11       13,868,539.05          971,487.95          447,837.08        1,027,938.95
                                               12       11,237,527.54        2,925,634.21          850,719.45          952,785.01
                                               13        7,211,321.42        1,863,224.92          452,625.81          410,112.86
                                               14        5,108,428.29          570,269.67          217,329.73          330,642.72
                                               15        6,956,327.97          398,224.97          359,845.50          338,357.58
                                               16       13,951,027.49        1,090,752.88          264,167.32          177,468.55
                                               17       10,189,666.03        1,330,048.02           89,008.97          102,864.44
                                               18        5,786,133.77        1,338,004.90           80,731.90           77,567.59
                                               19        6,008,036.09        1,752,826.70          477,720.12           90,826.22
                                               20       10,019,601.65        1,671,000.76          869,625.19          202,232.37
                                               21       10,876,927.96          256,302.94        2,667,319.57          971,061.78
                                               22       11,717,351.64          107,723.12          159,368.10        2,015,724.47
                                               23       13,292,442.97          188,463.47          259,437.36          341,754.22
                                               24       10,769,940.61          173,646.29          214,656.61          253,832.77
                                               25        6,807,002.99           78,059.41           67,627.48           36,815.44
                                               26        4,622,643.12           29,284.76           27,428.60           64,547.67
                                               27        6,520,941.54              531.88           19,070.58           22,892.66
                                               28       13,253,785.46           15,466.48            8,337.26            8,480.59
                                               29        9,545,425.28            6,837.09            2,347.11                0.00
                                               30        5,316,722.42           22,529.51            2,347.11                0.00
                                               31        5,492,559.12           72,892.59           24,179.76                0.00
                                               32        9,259,151.29            9,746.16            2,347.11                0.00
                                               33       10,091,918.30                0.00           19,605.87           57,013.83
                                               34       10,667,452.02           24,406.27                0.00                0.00
                                               35       11,924,557.05           13,082.34                0.00                0.00
                                               36        9,592,980.21                0.00                0.00                0.00
                                               37        5,571,999.63                0.00                0.00                0.00
                                               38        3,525,826.06                0.00                0.00                0.00
                                               39        5,110,243.54                0.00                0.00                0.00
                                               40       11,200,013.98                0.00                0.00                0.00
                                               41        7,862,891.62                0.00                0.00                0.00
                                               42        4,170,368.98                0.00                0.00                0.00
                                               43        4,180,220.31                0.00                0.00                0.00
                                               44        7,194,052.79                0.00                0.00                0.00
                                               45        7,888,376.20                0.00                0.00                0.00
                                               46        8,111,468.65                0.00                0.00                0.00
                                               47        8,851,625.45                0.00                0.00                0.00
                                               48        6,473,689.43                0.00                0.00                0.00
                                               49        2,558,905.47                0.00                0.00                0.00
                                               50          987,593.55                0.00                0.00                0.00
                                               51        1,988,949.69                0.00                0.00                0.00
                                               52        6,389,191.39                0.00                0.00                0.00
                                               53        4,265,291.38                0.00                0.00                0.00
                                               54        1,579,374.37                0.00                0.00                0.00
                                               55        1,180,951.76                0.00                0.00                0.00
                                               56        2,293,132.32                0.00                0.00                0.00
                                               57        2,688,019.89                0.00                0.00                0.00
                                               58        2,713,276.68                0.00                0.00                0.00
                                               59        3,895,027.62                0.00                0.00                0.00
                                               60        3,049,513.88                0.00                0.00                0.00
                                               61          888,385.50                0.00                0.00                0.00
                                               62          151,117.06                0.00                0.00                0.00
                                               63          381,464.41                0.00                0.00                0.00
                                               64          339,379.02                0.00                0.00                0.00
                                               65          180,746.13                0.00                0.00                0.00
                                               66           87,347.49                0.00                0.00                0.00
                                               67           17,948.98                0.00                0.00                0.00
                                               68           89,040.34                0.00                0.00                0.00
                                               69          217,072.75                0.00                0.00                0.00


                                               70           66,233.26                0.00                0.00                0.00
                                               71          502,016.97                0.00                0.00                0.00
                                               72                0.00                0.00                0.00                0.00
                                               73                0.00                0.00                0.00                0.00

Total Time Balance of Scheduled Cash Flows
                                                       446,347,535.86       44,666,981.24       18,707,932.34       19,817,424.71

   CASE EQUIPMENT LOAN TRUST 1995-B
   $100,000,000 CLASS A-1 5.825% MONEY MARKET ASSET BACKED NOTES DUE
     SEPTEMBER 15, 1996
   $230,000,000 CLASS A-2 5.95% ASSET BACKED NOTES DUE SEPTEMBER 15, 2000 $294,000,000 CLASS A-3 6.15% ASSET BACKED NOTES DUE SEPTEMBER 15, 2002 $26,000,000 6.45% ASSET BACKED CERTIFICATES DUE SEPTEMBER 15, 2002

   Prepared by Sandra Tomlinson Phone 414-636-7833

   Payment Date                                                                                              15-Jan-99
   Month Begin                                                                                               01-Dec-98
   Month End                                                                                                 31-Dec-98
   Days in accrual period (30/360)                                                                                  30

   PART I -- MONTHLY DATA INPUT

   Total Receipts During the Period                                                                      $8,212,880.41

   Warranty Repurchases
       Contracts deferred beyond Final Scheduled Maturity Date                                                   $0.00
       Government obligors                                                                                       $0.00
             Total Warranty Repurchases                                                                          $0.00

   Total Collections For The Period                                                                      $8,212,880.41

   Miscellaneous Data
       Aggregate Scheduled Amounts 30 - 59 days past due                                                   $532,399.10
       Aggregate Scheduled Amounts 60 days or more past due                                              $1,026,572.83
       Net Losses on Liquidated Receivables                                                                $137,855.88
       Number of Loans at Beginning of Period                                                                    8,283
       Number of Loans at End of Period                                                                          7,788
       Repossessed Equipment not Sold or Reassigned (Beginning)                                                  $0.00
       Repossessed Equipment not Sold or Reassigned (End)                                                        $0.00
       Reinvestment Income (including Pre-Funding Account)                                                 $112,111.32
       Pre-Funding Account Reinvestment Income                                                                   $0.00


PART II -- SERVICING CALCULATIONS                                                                         15-Jan-99

1.  Sources and Uses of Collection Account Balance                                    pool 1         pool 2           pool 3

Initial Pool Balance                                                                $650,228,245.97
Wtd. Avg. APR                                                                                8.320%          8.820%          8.787%
Contract Value (Beg. of Month)                                                       $47,043,493.51  $18,671,874.18  $19,758,421.19
Contract Value  (End of Month)                                                       $42,158,768.91  $17,253,110.20  $18,347,677.91
Contract Value Decline                                                                $4,884,724.60   $1,418,763.98   $1,410,743.28

Total Collections and Investment Income for the period                                $8,324,991.73

Yield Supplement Amount                                                                  $52,746.88
Negative Carry Amount                                                                         $0.00

Total Distribution Amount (TDA)                                                       $8,377,738.61

Principal Distribution Amount  (PDA)                                                  $7,714,231.85
Interest Distribution Amount  (IDA)                                                     $663,506.75

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                                          $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                              $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                   0.00%
A-1 Noteholders' Principal Distributable Amount                                               $0.00

A-2 Note Beginning Principal Balance                                                          $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                              $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                   0.00%
A-2 Noteholders' Principal Distributable Amount                                               $0.00

A-3 Note Beginning Principal Balance                                                 $59,473,788.61
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                              $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                 100.00%
A-3 Noteholders' Principal Distributable Amount                                       $7,714,231.85

Certificate Beginning Principal Balance                                              $26,000,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                           $0.00
Certificateholders' Share of the Principal Distribution Amount                                0.00%
Certificateholders' Principal Distributable Amount                                            $0.00

Interest Accrued on Class A-1 Notes this period                                               $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes           $0.00
Interest Due (in Arrears) on above Shortfall                                                  $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                            $0.00

Interest Accrued on Class A-2 Notes this period                                               $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes           $0.00
Interest Due (in Arrears) on above Shortfall                                                  $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                            $0.00

Interest Accrued on Class A-3 Notes this period                                         $304,803.17
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes           $0.00
Interest Due (in Arrears) on above Shortfall                                                  $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                      $304,803.17

Interest Accrued on Class A-1, A-2, and A-3 Notes this period                           $304,803.17
Noteholders' Interest Carryover Shortfall (Previous Period)                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                  $0.00
Noteholders' Interest Distributable Amount                                              $304,803.17

Interest Accrued on Certificates this period                                            $139,750.00
Certificateholders' Interest Carryover Shortfall (Previous Period)                            $0.00
Interest Due (in Arrears) on Above Shortfall                                                  $0.00
Certificateholders' Interest Distributable Amount                                       $139,750.00



   3.  Allocation of Total Distribution Amount

   Total Distribution Amount                                                                             $8,377,738.61

   Administration Fee Shortfall (Previous Period)                                                                $0.00
   Administration Fee Accrued during this Period                                                               $166.67
   Administration Fee Paid this Period from TDA                                                                $166.67
   Administration Fee Shortfall                                                                                  $0.00

   Total Distribution Amount Remaining                                                                   $8,377,571.94

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                           $0.00
   Interest Due (in Arrears) on above Shortfall                                                                  $0.00
   Interest Accrued on Class A-1 Notes this period                                                               $0.00
   Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                       $0.00
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                $0.00

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                           $0.00
   Interest Due (in Arrears) on above Shortfall                                                                  $0.00
   Interest Accrued on Class A-2 Notes this period                                                               $0.00
   Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                       $0.00
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                $0.00

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                           $0.00
   Interest Due (in Arrears) on above Shortfall                                                                  $0.00
   Interest Accrued on Class A-3 Notes this period                                                         $304,803.17
   Noteholders' Interest  applicable to A-3 Notes Paid this Period from TDA                                $304,803.17
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                $0.00

   Noteholders' Interest Carryover Shortfall (Previous Period)                                                   $0.00
   Interest Due (in Arrears) on above Shortfall                                                                  $0.00
   Interest Accrued on Class A-1, A-2, and A-3 Notes this period                                           $304,803.17
   Noteholders' Interest Paid this Period from TDA                                                         $304,803.17
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                        $0.00

   Total Distribution Amount Remaining                                                                   $8,072,768.77

   A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
   A-1 Noteholders' Monthly Principal Distributable Amount                                                       $0.00
   A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                 $0.00
   Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00

   Total Distribution Amount Remaining                                                                   $8,072,768.77

   A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
   A-2 Noteholders' Monthly Principal Distributable Amount                                                       $0.00
   A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                 $0.00
   Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00

   Total Distribution Amount Remaining                                                                   $8,072,768.77

   A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                              $0.00
   A-3 Noteholders' Monthly Principal Distributable Amount                                               $7,714,231.85
   A-3 Noteholders' Principal Distributable Amount Paid from TDA                                         $7,714,231.85
   Prelim. A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

   Total Distribution Amount Remaining                                                                     $358,536.92

   Certificateholders' Interest Carryover Shortfall (Previous Period)                                            $0.00
   Interest Due (in Arrears) on Above Shortfall                                                                  $0.00
   Interest Accrued on Certificates this period                                                            $139,750.00
   Certificateholders' Interest Paid this Period from TDA                                                  $139,750.00
   Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                 $0.00

   Total Distribution Amount Remaining                                                                     $218,786.92

   Certificateholders' Principal Carryover Shortfall (Previous Period)                                           $0.00
   Certificateholders' Principal Distributable Amount applicable to current period                               $0.00
   Certificateholders' Principal Distributable Amount Paid from TDA                                              $0.00
   Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                                    $0.00

   Total Distribution Amount Remaining                                                                     $218,786.92


   Servicing Fee Shortfall (Previous Period)                                                                     $0.00
   Servicing Fees Accrued during this Period                                                                $71,228.16
   Servicing Fees Paid this Period from TDA                                                                 $71,228.16
   Servicing Fee Shortfall                                                                                       $0.00

   Total Distribution Amount Remaining to Deposit to Spread Acct                                           $147,558.76

   4.  Reconciliation of Pre-Funding Account

   Beginning Pre-Funding Account Balance                                                                         $0.00

   New Collateral Purchased                                                                                      $0.00
   Deposit to Spread Account                                                                                     $0.00
   Deposit to YSA                                                                                                $0.00
   Payment to Seller                                                                                             $0.00

   Ending Pre-Funding Account Balance                                                                            $0.00

   5.  Reconciliation of Yield Supplement Account

   Beginning Yield Supplement Account Balance                                                            $1,600,955.55

   Receivables Percentage                                                                                     100.000%
   Yield Supplement Amount                                                                                  $52,746.88
   Cumulative Yield Supplement Amount                                                                      $575,231.33
   Deposit to YSA for purchased collateral                                                                       $0.00
   Original YSA Balance                                                                                  $2,284,539.32
   Maximum YSA Amount                                                                                    $2,123,440.01
   Required YSA Balance                                                                                  $1,709,307.99
   Interim Ending YSA Balance                                                                            $1,548,208.68
   YSA Released to Seller                                                                                        $0.00

   Ending Yield Supplement Account Balance                                                               $1,548,208.68

   6.  Reconciliation of Negative Carry Account

   Beginning Negative Carry Account Balance                                                                      $0.00

   Pre-Funded Percentage                                                                                        0.000%
   Negative Carry Amount                                                                                         $0.00
   Cumulative Negative Carry Amount                                                                        $265,109.61
   Maximum Negative Carry Amount                                                                                 $0.00
   Required Negative Carry Account Balance                                                                       $0.00
   Interim Ending Negative Carry Account Balance                                                                 $0.00
   Negative Carry Amount Released to Seller                                                                      $0.00

   Ending Negative Carry Account Balance                                                                         $0.00

   7.  Distributions from Spread Account

   Beginning Spread Account Balance                                                                     $16,255,706.15
   Deposit to Spread Account from Pre-Funding Account                                                            $0.00
   Deposit to Spread Account from Excess Collections over Distributions                                    $147,558.76

   Distribution from Spread Account to Noteholders' Distr. Account                                               $0.00
   Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable               $0.00
   Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable               $0.00
   Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable               $0.00
   Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                     $0.00
   Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                     $0.00
   Adjustment to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                     $0.00

   Prelim. Spread Account Balance Remaining                                                             $16,403,264.91

   Distribution from Spread Account to Certificateholders' Distr. Account                                        $0.00
   Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                   $0.00
   Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                      $0.00

   Prelim. Spread Account Balance Remaining                                                             $16,403,264.91


   Cumulative Realized Losses since 31-August-95 (Cut-off Date)                                          $2,708,288.44
   Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                        NO
   12*(Realized Losses during Collection Period + Repos at end of Collection Period)                     $1,654,270.56
   Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                              YES
   60 day or > Delinquent Scheduled Amounts                                                              $1,026,572.83
   Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                                    NO
   Are any of the three conditions "YES"?                                                                          YES

   A-1 Note Principal Balance (End of Period)                                                                    $0.00
   A-2 Note Principal Balance (End of Period)                                                                    $0.00
   A-3 Note Principal Balance (End of Period)                                                           $51,759,556.76
   Certificate Principal Balance (End of Period)                                                        $26,000,000.00
   Total Principal Balance of Notes and Certificates (End of Period)                                    $77,759,556.76

   Specified Spread Acct Balance                                                                        $16,255,706.15
   Greater of:
   (a)  3.75% of Pool Balance at end of Collection Pd; and                                               $2,915,983.39

   (b)  2.5% of Initial Pool Balance (Until Outstanding Note and Certificate
          Balance = Spread Account)                                                                     $16,255,706.15

   Prelim. Spread Account Balance Remaining                                                             $16,403,264.91
   Prelim. Excess Spread Account Balance                                                                   $147,558.76

   Release from Spread Account to Seller as "Excess Servicing Fee"                                         $147,558.76
   Ending Spread Account Balance (after distributions)                                                  $16,255,706.15
   Net Change in Spread Account Balance                                                                          $0.00

   8.  Ending Balances
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                            $0.00
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                            $0.00
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                            $0.00
   A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00
   A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00
   A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00
   Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                            $0.00
   Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                           $0.00

   A-1 Note Principal Balance (End of Period)                                                                    $0.00
   A-2 Note Principal Balance (End of Period)                                                                    $0.00
   A-3 Note Principal Balance (End of Period)                                                           $51,759,556.76
   Certificate Principal Balance (End of Period)                                                        $26,000,000.00
   Total Principal Balance of Notes and Certificates (End of Period)                                    $77,759,556.76

   A-1 Note Pool Factor (End of Period)                                                                      0.0000000
   A-2 Note Pool Factor (End of Period)                                                                      0.0000000
   A-3 Note Pool Factor (End of Period)                                                                      0.1760529
   Certificate Pool Factor (End of Period)                                                                   1.0000000
   Total Notes & Certificates Pool Factor (End of Period)                                                    0.1196301

   Specified Spread Account Balance (after all distributions and adjustments)                           $16,255,706.15



CASE EQUIPMENT LOAN TRUST 1995-B
STATEMENT TO NOTEHOLDERS

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

Payment Date:                                                                                                15-Jan-99

(1)  Amount of principal being paid on the Notes:

   (a)  A-1 Notes:                                                                                               $0.00
          per $1,000 original principal amount:                                                            $0.00000000

   (b)   A-2 Notes:                                                                                              $0.00
           per $1,000 original principal amount:                                                           $0.00000000

   (c)  A-3 Notes:                                                                                       $7,714,231.85
          per $1,000 original principal amount:                                                           $26.23888386

   (d)   Total                                                                                           $7,714,231.85

(2) Interest on the Notes

   (a)  A-1 Notes:                                                                                               $0.00
          per $1,000 original principal amount:                                                            $0.00000000

   (b)   A-2 Notes:                                                                                              $0.00
           per $1,000 original principal amount:                                                           $0.00000000

   (c)  A-3 Notes:                                                                                         $304,803.17
          per $1,000 original principal amount:                                                            $1.03674546

   (d)   Total                                                                                             $304,803.17

(3) Pool Balance at the end of the related Collection Period                                            $77,759,557.02

(4)  After giving effect to distributions on current Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                                           $0.00
       (ii)  A-1 Note Pool Factor:                                                                           0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                                           $0.00
       (ii)  A-2 Note Pool Factor:                                                                           0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                                  $51,759,556.76
       (ii)  A-3 Note Pool Factor:                                                                           0.1760529

   (d) (i)  Certificate Balance                                                                         $26,000,000.00
       (ii)  Certificate Pool Factor:                                                                        1.0000000

(5)  Amount of Servicing Fee:                                                                               $71,228.16
            per $1,000 Original Pool Balance:                                                               0.10954331

(6)  Amount of Administration Fee:                                                                             $166.67
            per $1,000 Original Pool Balance:                                                               0.00025632

(7)  Aggregate Purchase Amounts for Collection Period:                                                           $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                               $137,855.88

(9)  Amount in Spread Account:                                                                          $16,255,706.15

(10)  Amount in Pre-Funding Account:                                                                             $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                            NA
       Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                                                $1,548,208.68

(13)  Amount in Negative Carry Account:                                                                          $0.00


CASE EQUIPMENT LOAN TRUST 1995-B
STATEMENT TO CERTIFICATEHOLDERS

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

Payment Date:                                                                                                15-Jan-99

(1)  Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                                               $0.00
          per $1,000 original principal amount:                                                            $0.00000000

   (b)  A-2 Notes:                                                                                               $0.00
          per $1,000 original principal amount:                                                            $0.00000000

   (c)  A-3 Notes:                                                                                       $7,714,231.85
          per $1,000 original principal amount:                                                           $26.23888386

   (d)  Certificates:                                                                                            $0.00
          per $1,000 original principal amount:                                                            $0.00000000

   (e)  Total:                                                                                           $7,714,231.85

(2)   Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                                               $0.00
          per $1,000 original principal amount:                                                            $0.00000000

   (b)  A-2 Notes:                                                                                               $0.00
          per $1,000 original principal amount:                                                            $0.00000000

   (c)  A-3 Notes:                                                                                         $304,803.17
          per $1,000 original principal amount:                                                            $1.03674546

   (d)  Certificates:                                                                                      $139,750.00
          per $1,000 original principal amount:                                                            $5.37500000

   (e)  Total:                                                                                             $139,750.00

(3)  Pool Balance at end of related Collection Period:                                                  $77,759,557.02

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                                           $0.00
       (ii)  A-1 Note Pool Factor:                                                                           0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                                           $0.00
       (ii)  A-2 Note Pool Factor:                                                                           0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                                  $51,759,556.76
       (ii)  A-3 Note Pool Factor:                                                                           0.1760529

   (d) (i)  Certificate Balance                                                                         $26,000,000.00
       (ii)  Certificate Pool Factor:                                                                        1.0000000

(5)  Amount of Servicing Fee:                                                                               $71,228.16
   per $1,000 Original Pool Balance:                                                                       $0.10954331

(6)  Amount of Administration Fee:                                                                             $166.67
   per $1,000 Original Pool Balance:                                                                       $0.00025632

(7)  Aggregate Purchase Amounts for Collection Period:                                                           $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                               $137,855.88

(9)  Amount in Spread Account:                                                                          $16,255,706.15

(10)  Amount in Pre-Funding Account:                                                                             $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                            NA
       Remaining Pre-Funded Amount

(12)  Amount in Yield Supplement Account:                                                                $1,548,208.68

(13)  Amount in Negative Carry Account:                                                                          $0.00



CASE EQUIPMENT LOAN TRUST 1995-B

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002

PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

Payment Date:                                                                                                15-Jan-99

(1)  Payment of Administration Fee to Administrator:                                                           $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                  $304,803.17

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                $7,714,231.85

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                           $139,750.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                 $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                  $71,228.16

(7)  Deposit to Spread Account:                                                                            $147,558.76

Check for Error                                                                                               NO ERROR
Sum of Above Distributions                                                                               $8,377,738.61
Total Distribution Amount                                                                                $8,377,738.61



CASE EQUIPMENT LOAN TRUST 1995-B

SERVICER'S CERTIFICATE

$100,000,000 Class A-1 5.825% Money Market Asset Backed Notes due September 15, 1996
$230,000,000 Class A-2 5.95% Asset Backed Notes due September 15, 2000
$294,000,000 Class A-3 6.15% Asset Backed Notes due September 15, 2002
$26,000,000 6.45% Asset Backed Certificates due September 15, 2002


Payment Date:                                                                                                15-Jan-99
(1)  Total Distribution Amount:                                                                          $8,377,738.61

(2)  Administration Fee:                                                                                       $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                         $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                          $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                         $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                          $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                   $304,803.17

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                          $0.00

(9)  Noteholders' Interest Distributable Amount:                                                           $304,803.17

(10)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                   $0.00

(11)  % of Principal Distribution Amount applicable to A-1 Noteholders                                              0%

(12)  A-1 Noteholders' Principal Carryover Shortfall:                                                            $0.00

(13)  A-1 Noteholders' Principal Distributable Amount:                                                           $0.00

(14)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                   $0.00

(15)  % of Principal Distribution Amount applicable to A-2 Noteholders                                              0%

(16)  A-2 Noteholders' Principal Carryover Shortfall:                                                            $0.00

(17)  A-2 Noteholders' Principal Distributable Amount:                                                           $0.00

(18)  A-3 Noteholders' Monthly Principal Distributable Amount:                                           $7,714,231.85

(19)  % of Principal Distribution Amount applicable to A-3 Noteholders                                         100.00%

(20)  A-3 Noteholders' Principal Carryover Shortfall:                                                            $0.00

(21)  A-3 Noteholders' Principal Distributable Amount:                                                   $7,714,231.85

(22)  Noteholders' Principal Distributable Amount:                                                       $7,714,231.85

(23)  Noteholders' Distributable Amount:                                                                 $8,019,035.02

(24)  Certificateholders' Interest Distributable Amount:                                                   $139,750.00

(25)  Certificateholders' Interest Carryover Shortfall:                                                          $0.00

(26)  Certificateholders' Percentage:                                                                               0%

(27) Certificateholders' Principal Distributable Amount applicable to current period                             $0.00

(28)  Certificateholders' Principal Carryover Shortfall:                                                         $0.00

(29)  Certificateholders' Principal Distributable Amount:                                                        $0.00

(30)  Certificateholders' Distributable Amount:                                                            $139,750.00

(31)  Servicing Fee:                                                                                        $71,228.16




(32)  Deposit to Spread Account (before any distributions of excess):                                      $147,558.76

(33)  Specified Spread Account Balance (after all distributions and adjustments):                       $16,255,706.15
   The greater of
   (a) 3.75% of the Pool Balance at the beginning of the Collection Period
              in which the Payment Date occurs plus                                                      $2,915,983.39

   (b)  2.5% of Initial Pool Balance (Until Outstanding Note and Certificate                            $16,255,706.15
          Balance = Spread Account)

(34)  Spread Account Trigger Tests:
   (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
              the end of the related Collection Period:                                                  $2,708,288.44

      (ii)  2.25% of the Initial Pool Balance:                                                          $14,630,135.53

   (b) (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
              has been repossessed but in which the receivable has not been liquidated:                  $1,654,270.56

       (ii) 1.65% of the Pool Balance at the beginning of the Collection Period:                         $1,410,317.52

   (c)  (i) Aggregate Scheduled Payments delinquent by more than 60 days
               as of the end of the related Collection Period:                                           $1,026,572.83

       (ii) 2.25% of the Pool Balance at the beginning of the Collection Period
                 in which the Payment Date occurs:                                                       $1,749,590.03

(35)  Spread Account Balance over the Specified Spread Account Balance:                                    $147,558.76

(36)  Excess Amounts Distributed To Seller:
   (a) Release of Excess Amount in Spread Account                                                          $147,558.76
   (b) Release of Excess Amount in Yield Supplement Account                                                       0.00
   (c) Release of Excess Amount in Negative Carry Account                                                         0.00

(37)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account                                                                            $0.00

(38)  Amount to be withdrawn from the Spread Account and deposited
   into the Certificate Distribution Account:                                                                    $0.00

(39)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                      $77,759,557.02

(40)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                           $0.00
           A-1 Note Pool Factor:                                                                             0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                       0.0000000
           A-2 Note Pool Factor:                                                                             0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                   51,759,556.76
           A-3 Note Pool Factor:                                                                             0.1760529

           Outstanding Principal Balance of the Certificates:                                           $26,000,000.00
           Certificate Pool Factor:                                                                          1.0000000

(41)  Aggregate Purchase Amounts for related Collection Period:                                                  $0.00

(42)  Aggregate Amount of Realized Losses for the related Collection Period:                               $137,855.88

(43)  Spread Account Balance after giving effect to all distributions:                                  $16,255,706.15

CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15,
1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003 $25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Prepared by Lisa Sorenson, Phone 414-636-6184

NPV Data Input Section                           IRR Calc (pool 1)       15-Jan-99
Scheduled cash flows as of the                               8.744%       Pool 1          Pool 2          Pool 3          Pool 4
----------------------------------------------------------------------------------------------------------------------------------
   end of the collection period                0   (391,313,488.41)   6,253,493.63      811,052.89      505,963.63      398,888.18
Line 0 is scheduled amount                     1      7,801,356.48    3,801,813.83    2,962,802.52      862,821.86      527,813.13
   delinquent                                  2      5,531,018.13    2,528,390.74    1,956,770.62    2,932,242.58      578,537.56
                                               3      6,292,888.88    2,474,051.43      493,277.16    2,788,257.16    2,743,174.16
                                               4      6,178,687.37    2,350,649.41      417,694.88      381,861.37    1,560,639.88
                                               5      6,549,877.43    2,367,296.29      388,636.96      379,492.91      321,267.36
                                               6      5,599,124.19    2,376,910.57      410,358.32      370,425.26      300,203.20
                                               7     11,728,887.23    1,796,804.89      457,831.90      417,130.85      310,336.29
                                               8      6,044,039.29    2,580,901.23      552,738.30      440,292.02      369,305.27
                                               9     14,469,336.82    2,055,682.66      445,518.51      443,609.03      362,108.91
                                              10     19,551,134.56    5,131,983.15      848,085.06      404,413.51      503,279.24
                                              11     23,450,395.65    6,961,465.54      934,134.07      580,361.05      425,395.28
                                              12      8,097,611.75    8,162,864.84    1,549,922.66      795,965.18      543,125.89
                                              13      5,524,121.98    2,203,336.70    2,450,717.16      669,725.91      407,339.94
                                              14      5,571,124.03    1,111,442.96    1,470,075.28    2,440,347.59      440,170.46
                                              15      5,781,966.02    1,056,413.42      190,507.44    2,205,058.63    2,326,875.28
                                              16      5,757,754.54      703,918.46      103,413.63       88,090.77    1,193,354.11
                                              17      6,057,843.66      700,624.42       88,214.81       68,665.71       83,393.93
                                              18      5,144,760.40      723,386.00       84,862.47       66,429.44       68,536.69
                                              19     10,457,010.15      524,318.67      135,029.33       92,461.01       65,743.09
                                              20      5,678,703.73      905,832.88      216,402.93       57,327.75       94,723.76
                                              21     14,170,346.24      716,204.11       57,149.10       98,834.45       88,644.73
                                              22     19,198,808.36    2,668,231.24      345,603.81       72,122.48      186,585.89
                                              23     23,041,630.90    3,746,553.51      347,866.07      158,225.61      133,141.39
                                              24      7,767,922.51    4,719,150.26      791,311.95      266,597.45      161,113.46
                                              25      5,180,140.04      887,705.67    1,309,023.60      296,247.29       88,361.79
                                              26      5,169,577.15      211,666.13      467,833.76    1,147,423.13      169,245.66
                                              27      5,402,025.15       83,333.09       39,467.19    1,046,117.21    1,079,870.80
                                              28      5,315,366.24       57,742.52        1,838.94       33,934.67      571,757.63
                                              29      5,562,394.55       46,461.51       13,247.54       11,334.78       12,273.84
                                              30      4,707,758.31       27,531.72        3,460.44       11,054.43       13,732.69
                                              31      9,584,364.45        3,976.12        7,838.94        9,265.88          684.40
                                              32      5,180,927.58       18,328.41       25,800.04            0.00          684.40
                                              33     13,345,422.82       31,557.94        1,838.94            0.00          684.40
                                              34     18,045,607.49      123,039.75        1,838.94       20,280.67       12,398.07
                                              35     21,782,339.07      255,958.75        1,838.94            0.00          684.40
                                              36      6,814,608.24       43,735.53      136,170.61       21,953.09          684.40
                                              37      4,373,791.80            0.00       39,838.02       44,558.87          684.40
                                              38      4,306,308.12        7,703.97            0.00       27,115.57       33,387.76
                                              39      4,336,181.80            0.00            0.00            0.00       25,186.78
                                              40      4,235,875.01            0.00            0.00            0.00            0.00
                                              41      4,212,914.29            0.00            0.00            0.00            0.00
                                              42      3,373,098.70            0.00            0.00            0.00            0.00
                                              43      7,536,129.12            0.00            0.00            0.00            0.00
                                              44      3,795,320.22            0.00            0.00            0.00            0.00
                                              45     11,010,093.10            0.00            0.00            0.00            0.00
                                              46     15,251,123.35            0.00            0.00            0.00            0.00
                                              47     18,472,571.70            0.00            0.00            0.00            0.00
                                              48      4,367,542.68            0.00            0.00            0.00            0.00
                                              49      2,235,205.10            0.00            0.00            0.00            0.00
                                              50      1,873,477.21            0.00            0.00            0.00            0.00
                                              51      1,551,335.06            0.00            0.00            0.00            0.00
                                              52      1,338,174.06            0.00            0.00            0.00            0.00
                                              53      1,457,024.39            0.00            0.00            0.00            0.00
                                              54      1,160,456.33            0.00            0.00            0.00            0.00
                                              55      3,786,139.76            0.00            0.00            0.00            0.00
                                              56      1,442,510.91            0.00            0.00            0.00            0.00
                                              57      6,632,389.86            0.00            0.00            0.00            0.00
                                              58      9,958,376.91            0.00            0.00            0.00            0.00
                                              59     12,009,644.97            0.00            0.00            0.00            0.00
                                              60      2,153,318.14            0.00            0.00            0.00            0.00
                                              61        423,639.45            0.00            0.00            0.00            0.00
                                              62        248,739.37            0.00            0.00            0.00            0.00
                                              63        185,713.82            0.00            0.00            0.00            0.00
                                              64         79,018.37            0.00            0.00            0.00            0.00
                                              65        109,450.51            0.00            0.00            0.00            0.00
                                              66          6,995.43            0.00            0.00            0.00            0.00
                                              67         54,018.43            0.00            0.00            0.00            0.00
                                              68        205,992.34            0.00            0.00            0.00            0.00
                                              69        307,029.80            0.00            0.00            0.00            0.00
                                              70        510,946.62            0.00            0.00            0.00            0.00
                                              71         44,076.50            0.00            0.00            0.00            0.00
                                              72              0.00            0.00            0.00            0.00            0.00
                                              73              0.00            0.00            0.00            0.00            0.00

Total Time Balance of Scheduled Cash Flows
                                                    474,581,504.62   70,420,461.95   20,560,013.73   20,256,008.80   16,204,018.50



CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184

Payment Date                                                                                                   15-Jan-99
Collection Period Begin Date                                                                                   05-Dec-98
Collection Period End Date                                                                                     05-Jan-99
Days in accrual period (30/360)                                                                                       30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                                          $14,997,931.92

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                        $0.00
    Government obligors                                                                                            $0.00
          Total Warranty Repurchases                                                                               $0.00

Total Collections For The Period                                                                          $14,997,931.92

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                                $2,416,979.22
    Scheduled Amounts 60 days or more past due                                                               $938,795.49
    Net Losses on Liquidated Receivables                                                                     $134,732.10
    Number of Loans at Beginning of Period                                                                         9,817
    Number of Loans at End of Period                                                                               9,216
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                       $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                             $0.00
    Reinvestment Income (including Pre-Funding Account)                                                       $96,946.41
    Pre-Funding Account Reinvestment Income                                                                        $0.00


CASE EQUIPMENT LOAN TRUST 1996-A
$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date                                                                                                   15-Jan-99
Collection Period Begin Date                                                                                   05-Dec-98
Collection Period End Date                                                                                     05-Jan-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                  $111,180,506.20
   A-1 Note Beginning Principal Balance                                                                            $0.00
   A-2 Note Beginning Principal Balance                                                                   $86,180,506.20
   Certificate Beginning Principal Balance                                                                $25,000,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                         $96,712,741.30
   A-1 Note Principal Balance (End of Period)                                                                      $0.00
                               A-1 Note Pool Factor (End of Period)                                            0.0000000
   A-2 Note Principal Balance (End of Period)                                                             $71,712,741.30
                               A-2 Note Pool Factor (End of Period)                                            0.1397909
   Certificate Principal Balance (End of Period)                                                          $25,000,000.00
                               Certificate Pool Factor (End of Period)                                         1.0000000

Contract Value Decline                                                                                    $14,211,146.56
   Pool Balance (Beg. of Collection Period)                                                              $132,093,329.83
   Pool Balance (End of Collection Period)                                                               $117,882,183.27

Total Distribution Amount (TDA)                                                                           $15,094,878.33
   Total Collections and Investment Income for the Period                                                 $15,094,878.33
   Negative Carry Amount                                                                                           $0.00

Administration Fee Accrued during this Period                                                                    $166.67

Principal Distribution Amount  (PDA)                                                                      $14,211,146.56
Release from Spread Account to Noteholders as Principal                                                      $256,618.34
   A-1 Noteholders' Principal Distributable Amount                                                                 $0.00
   A-2 Noteholders' Principal Distributable Amount                                                        $14,211,146.56
   Certificateholders' Principal Distributable Amount                                                              $0.00

Interest Distributable Amount                                                                                $883,731.77
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                                              $0.00
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                                        $394,993.99
   Certificateholders' Interest Distributable Amount                                                         $121,875.00

Servicing Fees Accrued during this Period                                                                    $110,077.77

Total Distribution Amount Remaining to Deposit to Spread Account                                             $256,618.34

Spread Account
   Beginning Spread Account Balance                                                                       $12,502,160.02
   Deposit to Spread Account from Pre-Funding Account                                                              $0.00
   Deposit to Spread Account from Excess Collections over Distributions                                      $256,618.34
   Distribution from Spread Account for Interest / Principal Shortfall                                             $0.00
   Preliminary Spread Account Balance Remaining                                                           $12,758,778.36

   Specified Spread Account Balance                                                                       $12,502,160.02
   Release from Spread Account to Seller as "Excess Servicing Fee"                                                 $0.00
   Release from Spread Account to Noteholders as Principal                                                   $256,618.34
   Ending Spread Account Balance (after distributions)                                                    $12,502,160.02

Credit Enhancement                                                                                                32.49%
   Spread account % of Ending Pool Balance                                                                        10.61%
   Overcollateralization % of Ending Pool Balance                                                                 21.89%

Current Month CPR                                                                                                -10.35%
Life-to-Date CPR                                                                                                  18.91%

Scheduled Amounts 30 - 59 days past due                                                                    $2,416,979.22
                               as % of Ending Pool Balance                                                         2.05%
Scheduled Amounts 60 days or more past due                                                                   $938,795.49
                               as % of Ending Pool Balance                                                         0.80%
Net Losses on Liquidated Receivables                                                                         $134,732.10
                               as % of Ending Pool Balance                                                         0.11%



   PART III -- SERVICING CALCULATIONS                                                                          15-Jan-99

   1.  Sources and Uses of Collection Account Balance                                                             Pool 1

   Wtd. Avg. APR                                                                                                  8.745%
   Contract Value (Beg. of Collection Period), by origination pool                                        $75,417,598.06
   Contract Value  (End of Collection Period), by origination pool                                        $65,101,114.38
   Contract Value Decline                                                                                 $10,316,483.69

   1.  Sources and Uses of Collection Account Balance                        Pool 2            Pool 3            Pool 4

   Wtd. Avg. APR                                                             8.719%            8.784%             8.644%
   Contract Value (Beg. of Collection Period), by origination pool   $21,094,282.43    $19,936,520.27     $15,644,929.07
   Contract Value  (End of Collection Period), by origination pool   $19,060,618.50    $18,755,489.01     $14,964,961.38
   Contract Value Decline                                             $2,033,663.93     $1,181,031.26        $679,967.68

                                                                                                                 Pool 1

   Initial Pool Balance                                                                                  $625,108,001.05
   Pool Balance (End of Collection Period)                                                               $117,882,183.27

   Total Collections and Investment Income for the period                                                 $15,094,878.33
   Negative Carry Amount                                                                                           $0.00

   Total Distribution Amount (TDA)                                                                        $15,094,878.33
   Principal Distribution Amount  (PDA)                                                                   $14,211,146.56
   Interest Distribution Amount  (IDA)                                                                       $883,731.77

   2.  Calculation of Distributable Amounts

   A-1 Note Beginning Principal Balance                                                                            $0.00
   A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                $0.00
   A-1 Noteholders' Share of the Principal Distribution Amount                                                     0.00%
   A-1 Noteholders' Principal Distributable Amount                                                                 $0.00

   A-2 Note Beginning Principal Balance                                                                   $86,180,506.20
   A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                $0.00
   A-2 Noteholders' Share of the Principal Distribution Amount                                                   100.00%
   A-2 Noteholders' Principal Distributable Amount                                                        $14,211,146.56

   Certificate Beginning Principal Balance                                                                $25,000,000.00
   Certificateholders' Principal Carryover Shortfall (Previous Period)                                             $0.00
   Certificateholders' Share of the Principal Distribution Amount                                                  0.00%
   Certificateholders' Principal Distributable Amount                                                              $0.00

   Interest Accrued on Class A-1 Notes this period                                                                 $0.00
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                             $0.00
   Interest Due (in Arrears) on above Shortfall                                                                    $0.00
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                                              $0.00

   Interest Accrued on Class A-2 Notes this period                                                           $394,993.99
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                             $0.00
   Interest Due (in Arrears) on above Shortfall                                                                    $0.00
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                                        $394,993.99

   Interest Accrued on Class A-1 and A-2 Notes this period                                                   $394,993.99
   Noteholders' Interest Carryover Shortfall (Previous Period)                                                     $0.00
   Interest Due (in Arrears) on above Shortfall                                                                    $0.00
   Noteholders' Interest Distributable Amount                                                                $394,993.99

   Interest Accrued on Certificates this period                                                              $121,875.00
   Certificateholders' Interest Carryover Shortfall (Previous Period)                                              $0.00
   Interest Due (in Arrears) on Above Shortfall                                                                    $0.00
   Certificateholders' Interest Distributable Amount                                                         $121,875.00

   3.  Allocation of Total Distribution Amount

   Total Distribution Amount                                                                              $15,094,878.33

   Administration Fee Shortfall (Previous Period)                                                                  $0.00
   Administration Fee Accrued during this Period                                                                 $166.67
   Administration Fee Paid this Period from TDA                                                                  $166.67
   Administration Fee Shortfall                                                                                    $0.00

   Total Distribution Amount Remaining                                                                    $15,094,711.66

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                             $0.00
   Interest Due (in Arrears) on above Shortfall                                                                    $0.00
   Interest Accrued on Class A-1 Notes this period                                                                 $0.00
   Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                         $0.00
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                  $0.00

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                             $0.00
   Interest Due (in Arrears) on above Shortfall                                                                    $0.00
   Interest Accrued on Class A-2 Notes this period                                                           $394,993.99
   Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                   $394,993.99
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                  $0.00

   Noteholders' Interest Carryover Shortfall (Previous Period)                                                     $0.00
   Interest Due (in Arrears) on above Shortfall                                                                    $0.00
   Interest Accrued on Class A-1 and A-2 Notes this period                                                   $394,993.99
   Noteholders' Interest Paid this Period from TDA                                                           $394,993.99
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                          $0.00

   Total Distribution Amount Remaining                                                                    $14,699,717.68

   A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                $0.00
   A-1 Noteholders' Monthly Principal Distributable Amount                                                         $0.00
   A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                   $0.00
   Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00

   Total Distribution Amount Remaining                                                                    $14,699,717.68

   A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                $0.00
   A-2 Noteholders' Monthly Principal Distributable Amount                                                $14,211,146.56
   A-2 Noteholders' Principal Distributable Amount Paid from TDA                                          $14,211,146.56



   Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                     $0.00

   Total Distribution Amount Remaining                                                                       $488,571.12

   Certificateholders' Interest Carryover Shortfall (Previous Period)                                              $0.00
   Interest Due (in Arrears) on Above Shortfall                                                                    $0.00
   Interest Accrued on Certificates this period                                                              $121,875.00
   Certificateholders' Interest Paid this Period from TDA                                                    $121,875.00
   Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                   $0.00

   Total Distribution Amount Remaining                                                                       $366,696.12

   Certificateholders' Principal Carryover Shortfall (Previous Period)                                             $0.00
   Certificateholders' Principal Distributable Amount applicable to current period                                 $0.00
   Certificateholders' Principal Distributable Amount Paid from TDA                                                $0.00
   Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                  $0.00

   Total Distribution Amount Remaining                                                                       $366,696.12

   Servicing Fee Shortfall (Previous Period)                                                                       $0.00
   Servicing Fees Accrued during this Period                                                                 $110,077.77
   Servicing Fees Paid this Period from TDA                                                                  $110,077.77
   Servicing Fee Shortfall                                                                                         $0.00

   Total Distribution Amount Remaining to Deposit to Spread Acct                                             $256,618.34

   4.  Reconciliation of Pre-Funding Account

   Beginning Pre-Funding Account Balance                                                                           $0.00

   New Collateral Purchased                                                                                        $0.00
   Deposit to Spread Account                                                                                       $0.00
   Payment to Seller                                                                                               $0.00

   Ending Pre-Funding Account Balance                                                                              $0.00

   Excess Pre-Funded Amount/(Payment to Seller)

   Adjusted Ending Pre-Funding Account Balance

   5.  Reconciliation of Negative Carry Account

   Beginning Negative Carry Account Balance                                                                        $0.00

   Pre-Funded Percentage                                                                                          0.000%
   Negative Carry Amount                                                                                           $0.00
   Cumulative Negative Carry Amount                                                                          $433,178.05
   Maximum Negative Carry Amount                                                                                   $0.00
   Required Negative Carry Account Balance                                                                         $0.00
   Interim Ending Negative Carry Account Balance                                                                   $0.00
   Negative Carry Amount Released to Seller                                                                        $0.00

   Ending Negative Carry Account Balance                                                                           $0.00

   6.  Distributions from Spread Account

   Beginning Spread Account Balance                                                                       $12,502,160.02
   Deposit to Spread Account from Pre-Funding Account                                                              $0.00
   Deposit to Spread Account from Excess Collections over Distributions                                      $256,618.34

   Distribution from Spread Account to Noteholders' Distr. Account                                                 $0.00
   Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A            $0.00
   Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A            $0.00
   Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00
   Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00

   Preliminary Spread Account Balance Remaining                                                           $12,758,778.36

   Distribution from Spread Account to Certificateholders' Distr. Account                                          $0.00
   Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                     $0.00
   Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                        $0.00

   Preliminary Spread Account Balance Remaining                                                           $12,758,778.36

   Cumulative Realized Losses since 31-January-95 (Cut-off Date)                                           $1,536,317.67
   Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                           NO
   12*(Realized Losses during Collection Period + Repos at end of Collection Period)                       $1,616,785.20
   Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                  NO
   60 day or > Delinquent Scheduled Amounts                                                                  $938,795.49
   Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                       NO
   Are any of the three conditions "YES"?                                                              NO

   Preliminary A-1 Note Principal Balance (End of Period)                                                          $0.00
   Preliminary A-2 Note Principal Balance (End of Period)                                                 $71,969,359.64
   Preliminary Certificate Principal Balance (End of Period)                                              $25,000,000.00
   Preliminary Total Principal Balance of Notes and Certificates (End of Period)                          $96,969,359.64

   Specified Spread Account Balance                                                                       $12,502,160.02
   Greater of:
   (a)  3.75% of Pool Balance at end of Collection Period; and                                             $4,420,581.87

   (b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note and
          Certificate Balance = Spread Account), or                                                       $15,627,700.03
   (b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes
          and Certificates < = 97.50% of Pool Balance), or                                                $14,064,930.02
   (b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes
          and Certificates < = 96.25% of Pool Balance)                                                    $12,502,160.02



   Preliminary Spread Account Balance Remaining                                                           $12,758,778.36
   Preliminary Excess Amount in Spread Account                                                               $256,618.34

   Release from Spread Account to Seller as "Excess Servicing Fee"                                                 $0.00
   Release from Spread Account to Noteholders as Principal                                                   $256,618.34
   Ending Spread Account Balance (after distributions)                                                    $12,502,160.02
   Net Change in Spread Account Balance                                                                            $0.00

   7.  Ending Balances
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                              $0.00
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                              $0.00
   A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                 $0.00
   A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                 $0.00
   Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                              $0.00
   Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                             $0.00

   A-1 Note Principal Balance (End of Period)                                                                      $0.00
   A-2 Note Principal Balance (End of Period)                                                             $71,712,741.30
   Certificate Principal Balance (End of Period)                                                          $25,000,000.00
   Total Principal Balance of Notes and Certificates (End of Period)                                      $96,969,359.64

   A-1 Note Pool Factor (End of Period)                                                                        0.0000000
   A-2 Note Pool Factor (End of Period)                                                                        0.1397909
   Certificate Pool Factor (End of Period)                                                                     1.0000000
   Total Notes & Certificates Pool Factor (End of Period)                                                      0.1551510

   Specified Spread Account Balance (after all distributions and adjustments)                             $12,502,160.02


CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO NOTEHOLDERS

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                                                  15-Jan-99

(1)  Amount of principal being paid on the Notes:

   (a)  A-1 Notes:                                                                                                 $0.00
          per $1,000 original principal amount:                                                              $0.00000000

   (b)   A-2 Notes:                                                                                       $14,467,764.90
           per $1,000 original principal amount:                                                            $28.20227076

   (c)   Total                                                                                            $14,467,764.90

(2) Interest on the Notes

   (a)  A-1 Notes:                                                                                                 $0.00
          per $1,000 original principal amount:                                                              $0.00000000

   (b)   A-2 Notes:                                                                                          $394,993.99
           per $1,000 original principal amount:                                                             $0.76996879

   (c)   Total                                                                                               $394,993.99

(3) Pool Balance at the end of the related Collection Period                                             $117,882,183.27

(4)  After giving effect to distributions on current Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                                             $0.00
        (ii)  A-1 Note Pool Factor:                                                                            0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                                    $71,712,741.30
        (ii)  A-2 Note Pool Factor:                                                                            0.1397909

   (c) (i)  Certificate Balance                                                                           $25,000,000.00
        (ii)  Certificate Pool Factor:                                                                         1.0000000

(5)  Amount of Servicing Fee:                                                                                $110,077.77
        per $1,000 Initial Pool Balance:                                                                      0.17609401

(6)  Amount of Administration Fee:                                                                               $166.67
        per $1,000 Initial Pool Balance:                                                                      0.00026662

(7)  Aggregate Purchase Amounts for Collection Period:                                                             $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                 $134,732.10

(9)  Amount in Spread Account:                                                                            $12,502,160.02

(10)  Amount in Pre-Funding Account:                                                                               $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                           $0.00
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                            $0.00


CASE EQUIPMENT LOAN TRUST 1996-A
STATEMENT TO CERTIFICATEHOLDERS

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003

Payment Date:                                                                                                  15-Jan-99

(1)  Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                                                 $0.00
          per $1,000 original principal amount:                                                              $0.00000000

   (b)  A-2 Notes:                                                                                        $14,467,764.90
          per $1,000 original principal amount:                                                             $28.20227076

   (c)  Certificates:                                                                                              $0.00
          per $1,000 original principal amount:                                                              $0.00000000

   (d)  Total:                                                                                            $14,467,764.90

(2)   Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                                                 $0.00
          per $1,000 original principal amount:                                                              $0.00000000

   (b)  A-2 Notes:                                                                                           $394,993.99
          per $1,000 original principal amount:                                                              $0.76996879

   (c)  Certificates:                                                                                        $121,875.00
          per $1,000 original principal amount:                                                              $4.87500000

   (d)  Total:                                                                                               $516,868.99

(3)  Pool Balance at end of related Collection Period:                                                   $117,882,183.27

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                                             $0.00
        (ii)  A-1 Note Pool Factor:                                                                            0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                                    $71,712,741.30
        (ii)  A-2 Note Pool Factor:                                                                            0.1397909

   (c) (i)  Certificate Balance                                                                           $25,000,000.00
        (ii)  Certificate Pool Factor:                                                                         1.0000000

(5)  Amount of Servicing Fee:                                                                                $110,077.77
        per $1,000 Initial Pool Balance:                                                                     $0.17609401

(6)  Amount of Administration Fee:                                                                               $166.67
        per $1,000 Initial Pool Balance:                                                                     $0.00026662

(7)  Aggregate Purchase Amounts for Collection Period:                                                             $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                 $134,732.10

(9)  Amount in Spread Account:                                                                            $12,502,160.02

(10)  Amount in Pre-Funding Account:                                                                               $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                           $0.00
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                            $0.00


CASE EQUIPMENT LOAN TRUST 1996-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Payment Date:                                                                                                  15-Jan-99

(1)  Payment of Administration Fee to Administrator:                                                             $166.67

(2)  Noteholders' Interest Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                    $394,993.99

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                 $14,467,764.90

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                             $121,875.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                   $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                   $110,077.77

(7)  Deposit to Spread Account from Excess Collections over Distributions:                                   $256,618.34

Check for Spread Account Draw                                                                          NO
Sum of Above Distributions                                                                                $15,351,496.67
Total Distribution Amount plus Turbo                                                                      $15,351,496.67


CASE EQUIPMENT LOAN TRUST 1996-A
SERVICER'S CERTIFICATE

$87,000,000 Class A-1 5.00% Money Market Asset Backed Notes due February 15, 1997
$513,000,000 Class A-2 5.50% Asset Backed Notes due February 15, 2003
$25,000,000 5.85% Asset Backed Certificates due February 15, 2003


Payment Date:                                                                                                  15-Jan-99
(1)  Total Distribution Amount:                                                                           $15,094,878.33

(2)  Administration Fee:                                                                                         $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                           $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                            $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                     $394,993.99

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                            $0.00

(7)  Noteholders' Interest Distributable Amount:                                                             $394,993.99

(8)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                      $0.00

(9)  % of Principal Distribution Amount applicable to A-1 Noteholders                                              0.00%

(10)  A-1 Noteholders' Principal Carryover Shortfall:                                                              $0.00

(11)  A-1 Noteholders' Principal Distributable Amount:                                                             $0.00

(12)  A-2 Noteholders' Monthly Principal Distributable Amount:                                            $14,211,146.56

(13)  % of Principal Distribution Amount applicable to A-2 Noteholders                                           100.00%

(14)  A-2 Noteholders' Principal Carryover Shortfall:                                                              $0.00

(15)  A-2 Noteholders' Principal Distributable Amount:                                                    $14,467,764.90

(16)  Noteholders' Principal Distributable Amount:                                                        $14,467,764.90

(17)  Noteholders' Distributable Amount:                                                                  $14,862,758.89

(18)  Certificateholders' Interest Distributable Amount:                                                     $121,875.00

(19)  Certificateholders' Interest Carryover Shortfall:                                                            $0.00

(20)  Certificateholders' Percentage:                                                                              0.00%

(21) Certificateholders' Principal Distributable Amount applicable to current period                               $0.00

(22)  Certificateholders' Principal Carryover Shortfall:                                                           $0.00

(23)  Certificateholders' Principal Distributable Amount:                                                          $0.00

(24)  Certificateholders' Distributable Amount:                                                              $121,875.00

(25)  Servicing Fee:                                                                                         $110,077.77

(26)  Deposit to Spread Account (from excess collections):                                                   $256,618.34

(27)  Specified Spread Account Balance (after all distributions and adjustments) :                        $12,502,160.02
   The greater of:
   (a) 3.75% of the Pool Balance at the beginning of the Collection Period
              in which the Payment Date occurs; and                                                        $4,420,581.87

   (b)(i) 2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
          Balance = Spread Account), or                                                                   $15,627,700.03

   (b)(ii) 2.25% of the Initial Pool Balance when principal amount of Notes
           and Certificates < = 97.50% of Pool Balance                                                    $14,064,930.02

   (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
           and Certificates < = 96.25% of Pool Balance                                                    $12,502,160.02

(28)  Spread Account Trigger Tests:
   (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
              the end of the related Collection Period:                                                    $1,536,317.67

         (ii)  2.25% of the Initial Pool Balance:                                                         $14,064,930.02

   (b)  (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
              has been repossessed but in which the receivable has not been liquidated:                    $1,616,785.20

         (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:                        $2,179,539.94

   (c)  (i)  Aggregate Scheduled Payments delinquent by more than 60 days
               as of the end of the related Collection Period:                                               $938,795.49

          (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
                 in which the Payment Date occurs:                                                         $2,652,349.12

(29)  Spread Account Balance over the Specified Spread Account Balance:                                      $256,618.34


(30)  Excess Amounts Distributed To Seller:
   (a) Release of Excess Amount in Spread Account                                                                  $0.00
   (b) Release of Excess Amount in Negative Carry Account                                                              0


(31)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account                                                                              $0.00

(32)  Amount to be withdrawn from the Spread Account and deposited
   into the Certificate Distribution Account:                                                                      $0.00

(33)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                       $117,882,183.27

(34)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                             $0.00
           A-1 Note Pool Factor:                                                                               0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                    $71,712,741.30
           A-2 Note Pool Factor:                                                                               0.1397909

           Outstanding Principal Balance of the Certificates:                                             $25,000,000.00
           Certificate Pool Factor:                                                                            1.0000000

(35)  Aggregate Purchase Amounts for related Collection Period:                                                    $0.00

(36)  Aggregate Amount of Realized Losses for the related Collection Period:                                 $134,732.10

(37)  Spread Account Balance after giving effect to all distributions:                                    $12,502,160.02

(38)  Originally Scheduled Pool Balance as of the opening of business on the
           first day of the Collection Period in which the Payment Date occurs:                          $217,231,951.03

(39)  Number of Collection Periods since Completion of Funding Period                                                 35

(40)  Current Month CPR                                                                                          -10.35%

(41)  Life-to-Date CPR                                                                                            18.91%


Case Equipment Loan Trust 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997 $362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003 $329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003 $25,000,000 Class B Asset Backed Notes due September 15, 2003 $34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Prepared by Lisa Sorenson, Phone 414-636-6184

NPV Data Input Section               IRR Calc (pool 1)         05-Jan-99      05-Jan-99          5-Jan-99          5-Jan-99
Scheduled cash flows as of the                  8.309%            Pool 1         Pool 2            Pool 3            Pool 4
 end of the collection period  0      (467,425,285.55)      4,283,323.20      62,331.55      1,663,162.78      1,712,960.23
Line 0 is scheduled amount     1         15,757,657.24      5,160,760.63       8,621.42      1,122,375.01      1,264,816.67
   delinquent                  2         10,488,530.06      4,531,376.19       8,447.17      1,143,881.53      1,065,694.90
                               3         11,648,174.21      6,322,664.45           0.00        963,190.25      1,157,079.42
                               4         13,676,813.20     10,167,345.41           0.00        770,509.63      1,047,565.14
                               5          9,531,315.06      8,615,940.95           0.00        706,617.27        879,616.40
                               6          8,372,935.20      9,979,347.62           0.00        695,961.18        983,834.30
                               7         11,722,851.90      8,209,133.03           0.00      1,100,905.96      1,117,068.12
                               8         17,207,560.18      5,660,651.50           0.00      5,643,494.49      2,449,010.93
                               9         14,691,800.81      3,081,432.77           0.00      2,693,226.72      5,877,914.35
                              10         17,197,279.08      3,620,446.98           0.00        995,349.22      3,591,336.35
                              11         15,504,490.86      4,851,689.76           0.00      1,066,994.93      1,223,313.88
                              12         11,904,998.66      4,979,759.35           0.00      1,099,429.52      1,084,250.80
                              13          7,211,819.84      3,605,559.25           0.00        756,655.22        851,452.47
                              14          8,633,057.26      3,280,598.64           0.00        780,999.91        798,762.75
                              15         10,443,070.12      4,883,503.47           0.00        608,219.51        730,269.79
                              16         11,720,349.94      7,779,476.97           0.00        507,635.40        728,368.84
                              17          8,564,089.35      5,344,471.67           0.00        458,318.05        597,432.25
                              18          7,479,246.64      5,436,113.11           0.00        470,767.65        702,761.78
                              19         10,611,284.66      4,919,525.92           0.00        748,712.22        805,840.81
                              20         16,496,614.28      3,177,476.47           0.00      4,536,843.87      1,966,455.84
                              21         14,115,082.64        935,281.53           0.00      2,001,738.91      4,507,578.04
                              22         16,562,222.16      1,130,816.25           0.00        563,724.91      2,755,269.71
                              23         14,840,653.37      1,702,658.80           0.00        567,767.23        729,356.84
                              24         11,271,867.97      2,026,996.95           0.00        559,775.56        492,312.48
                              25          6,644,313.99      1,024,892.38           0.00        258,698.19        376,523.24
                              26          7,693,316.20        917,324.21           0.00        273,943.68        312,847.73
                              27          9,795,133.28      1,817,311.85           0.00        226,949.34        259,534.86
                              28         10,958,156.04      2,971,373.10           0.00        153,439.96        246,961.74
                              29          8,033,198.42      1,802,259.14           0.00         91,138.01        176,406.77
                              30          7,001,521.70      2,088,398.50           0.00        106,507.68        189,178.05
                              31         10,001,306.67      1,501,561.03           0.00        298,772.67        278,577.29
                              32         15,686,375.93        774,995.14           0.00      2,098,665.69        988,015.86
                              33         13,305,308.18        201,601.36           0.00        812,325.15      1,837,091.13
                              34         15,253,592.56        175,952.14           0.00        271,301.11      1,336,902.27
                              35         13,439,340.18        191,187.14           0.00        109,044.91        309,928.22
                              36          9,627,709.80        169,274.82           0.00        181,222.21        107,726.67
                              37          4,845,435.52        106,946.54           0.00         59,650.18         90,591.82
                              38          5,846,192.76         23,819.43           0.00         21,930.87          7,967.18
                              39          7,626,986.55        191,308.93           0.00            358.23         22,259.18
                              40          8,420,026.39        189,193.24           0.00              0.00          1,178.75
                              41          6,063,594.56         47,846.30           0.00              0.00          1,178.75
                              42          5,223,953.51        132,657.96           0.00              0.00          1,178.75
                              43          7,797,581.78              0.00           0.00         21,298.52          1,178.75
                              44         12,241,335.77              0.00           0.00         62,017.72         68,589.02
                              45          8,547,844.85          9,386.14           0.00              0.00        100,531.27
                              46          9,171,743.38              0.00           0.00              0.00          1,934.52
                              47          8,838,821.22              0.00           0.00              0.00         13,719.07
                              48          5,892,614.25              0.00           0.00              0.00              0.00
                              49          1,524,196.03              0.00           0.00              0.00              0.00
                              50          2,155,353.95              0.00           0.00              0.00              0.00
                              51          2,948,921.29              0.00           0.00              0.00              0.00
                              52          3,471,809.78              0.00           0.00              0.00              0.00
                              53          1,939,596.57              0.00           0.00              0.00              0.00
                              54          1,711,213.57              0.00           0.00              0.00              0.00
                              55          3,365,677.46              0.00           0.00              0.00              0.00
                              56          5,657,510.12              0.00           0.00              0.00              0.00
                              57          3,605,516.92              0.00           0.00              0.00              0.00
                              58          3,745,028.73              0.00           0.00              0.00              0.00
                              59          3,458,411.68              0.00           0.00              0.00              0.00
                              60          1,765,194.32              0.00           0.00              0.00              0.00
                              61            308,041.89              0.00           0.00              0.00              0.00
                              62            231,422.23              0.00           0.00              0.00              0.00
                              63            276,666.19              0.00           0.00              0.00              0.00
                              64            336,307.15              0.00           0.00              0.00              0.00
                              65            135,733.57              0.00           0.00              0.00              0.00
                              66             82,298.61              0.00           0.00              0.00              0.00
                              67            356,451.64              0.00           0.00              0.00              0.00
                              68            354,314.13              0.00           0.00              0.00              0.00
                              69            125,457.56              0.00           0.00              0.00              0.00
                              70            223,408.04              0.00           0.00              0.00              0.00
                              71             26,132.80              0.00           0.00              0.00              0.00
                              72                  0.00              0.00           0.00              0.00              0.00
                              73                  0.00              0.00           0.00              0.00              0.00

Total Time Balance of Scheduled Cash Flows
                                        551,413,832.41    138,023,640.22      79,400.14     37,273,521.05      45,850,323.98


NPV Data Input Section                           5-Jan-99           5-Jan-99
Scheduled cash flows as of the                     Pool 5             Pool 6
 end of the collection period    0           1,850,825.86         110,918.63
Line 0 is scheduled amount       1             947,083.20          51,912.55
   delinquent                    2             816,060.22          58,283.37
                                 3             965,487.70          78,643.18
                                 4           1,067,124.00          77,730.46
                                 5             877,008.93          64,399.28
                                 6             968,320.01          51,928.43
                                 7             944,852.64          56,413.13
                                 8           1,446,695.33          91,581.56
                                 9           1,422,782.03          51,928.43
                                10           6,498,605.62          82,458.17
                                11           3,315,029.79         287,280.50
                                12           1,138,036.21         245,516.18
                                13             712,166.96          45,129.68
                                14             612,932.85          38,357.10
                                15             670,391.90          54,137.55
                                16             799,485.52          70,080.99
                                17             616,876.80          54,187.19
                                18             739,052.55          44,678.50
                                19             688,892.78          49,163.20
                                20           1,093,111.57          66,050.95
                                21           1,117,337.73          44,678.50
                                22           5,321,236.02          70,442.92
                                23           2,502,608.12         203,965.80
                                24             515,362.44         225,911.81
                                25             246,657.81          10,864.84
                                26             167,662.25           7,448.27
                                27             239,833.01           7,448.27
                                28             217,837.08          10,930.99
                                29             121,068.28          16,639.55
                                30             222,912.68           9,309.26
                                31             178,233.78           9,309.26
                                32             349,875.59           9,308.26
                                33             403,032.39           8,537.25
                                34           2,104,557.17          30,057.76
                                35           1,299,711.41         101,764.90
                                36             187,822.93          80,586.36
                                37              16,492.77               0.00
                                38              26,474.69               0.00
                                39              72,378.22               0.00
                                40               6,349.83               0.00
                                41               2,611.64               0.00
                                42              22,674.26               0.00
                                43               1,474.69               0.00
                                44              38,177.92               0.00
                                45              81,914.08               0.00
                                46             152,361.75          12,875.66
                                47              30,987.12               0.00
                                48                   0.00               0.00
                                49                   0.00               0.00
                                50                   0.00               0.00
                                51                   0.00               0.00
                                52                   0.00               0.00
                                53                   0.00               0.00
                                54                   0.00               0.00
                                55                   0.00               0.00
                                56                   0.00               0.00
                                57                   0.00               0.00
                                58                   0.00               0.00
                                59                   0.00               0.00
                                60                   0.00               0.00
                                61                   0.00               0.00
                                62                   0.00               0.00
                                63                   0.00               0.00
                                64                   0.00               0.00
                                65                   0.00               0.00
                                66                   0.00               0.00
                                67                   0.00               0.00
                                68                   0.00               0.00
                                69                   0.00               0.00
                                70                   0.00               0.00
                                71                   0.00               0.00
                                72                   0.00               0.00
                                73                   0.00               0.00

Total Time Balance of Scheduled Cash Flows
                                            43,838,468.13       2,590,858.69


Case Equipment Loan Trust 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Prepared by Lisa Sorenson, Phone 414-636-6184

Payment Date                                                                                                              15-Jan-99
Collection Period Begin Date                                                                                              05-Dec-98
Collection Period End Date                                                                                                05-Jan-99
Days in accrual period (30/360)                                                                                                  30

Part I -- Monthly Data Input

Total Receipts During the Period                                                                                     $16,785,609.04

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                   $0.00
    Government obligors                                                                                                       $0.00
          Total Warranty Repurchases                                                                                          $0.00

Total Collections For The Period                                                                                     $16,785,609.04

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                                           $3,145,596.16
    Scheduled Amounts 60 days or more past due                                                                        $2,175,106.61
    Net Losses on Liquidated Receivables                                                                                $244,703.20
    Number of Loans at Beginning of Period                                                                                   18,535
    Number of Loans at End of Period                                                                                         18,080
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                                  $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                        $0.00
    Reinvestment Income (including Pre-Funding Account)                                                                 $135,532.16
    Pre-Funding Account Reinvestment Income                                                                                   $0.00
    Additional Class B Notes (max $75,000,000)                                                                                $0.00


CASE EQUIPMENT LOAN TRUST 1996-B
$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date                                                                                                              15-Jan-99
Collection Period Begin Date                                                                                              05-Dec-98
Collection Period End Date                                                                                                05-Jan-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                             $242,395,197.92
   A-1 Note Beginning Principal Balance                                                                                       $0.00
   A-2 Note Beginning Principal Balance                                                                                       $0.00
   A-3 Note Beginning Principal Balance                                                                             $198,861,868.22
   B Note Beginning Principal Balance                                                                                $15,111,084.21
   Certificate Beginning Principal Balance                                                                           $28,422,245.50

Total Principal Balance of Notes and Certificates (End of Period)                                                   $227,044,613.84
   A-1 Note Principal Balance (End of Period)                                                                                 $0.00
                              A-1 Note Pool Factor (End of Period)                                                        0.0000000
   A-2 Note Principal Balance (End of Period)                                                                                 $0.00
                              A-2 Note Pool Factor (End of Period)                                                        0.0000000
   A-3 Note Principal Balance (End of Period)                                                                       $185,157,624.73
                              A-3 Note Pool Factor (End of Period)                                                        0.5627891
   B Note Principal Balance (End of Period)                                                                          $14,069,728.32
                              B Note Pool Factor (End of Period)                                                          0.5627891
   Certificate Principal Balance (End of Period)                                                                     $27,817,260.78
                              Certificate Pool Factor (End of Period)                                                     0.8181547

Contract Value Decline                                                                                               $15,124,617.81
   Pool Balance (Beg. of Collection Period)                                                                          258,573,808.40
   Pool Balance (End of Collection Period)                                                                          $243,449,190.59

Total Distribution Amount (TDA)                                                                                      $16,921,141.20
   Total Collections and Investment Income for the Period                                                            $16,921,141.20
   Negative Carry Amount                                                                                                      $0.00

Administration Fee Accrued during this Period                                                                               $166.67

Principal Distribution Amount  (PDA)                                                                                 $15,124,617.81
Release from Spread Account to A-1 Noteholders as Principal                                                                   $0.00
Release from Spread Account to A-2 Noteholders as Principal                                                                   $0.00
Release from Spread Account to A-3 Noteholders as Principal                                                             $210,008.21
Release from Spread Account to B Noteholders as Principal                                                                $15,958.07
   A-1 Noteholders' Principal Distributable Amount                                                                            $0.00
   A-2 Noteholders' Principal Distributable Amount                                                                            $0.00
   A-3 Noteholders' Principal Distributable Amount                                                                   $13,494,235.28
   B Noteholders' Principal Distributable Amount                                                                      $1,025,397.82
   Certificateholders' Principal Distributable Amount                                                                   $604,984.71

Interest Distributable Amount                                                                                         $1,354,912.28
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                         $0.00
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                         $0.00
   Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                 $1,102,026.19
   Noteholders' Interest Distributable Amount applicable to B Notes                                                      $88,273.92
   Certificateholders' Interest Distributable Amount                                                                    $164,612.17

Servicing Fees Accrued during this Period                                                                               $215,478.17

Total Distribution Amount Remaining to Deposit to Spread Account                                                        $225,966.28

Spread Account
   Beginning Spread Account Balance                                                                                  $17,517,793.16
   Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                                                $0.00
   Deposit to Spread Account from Excess Collections over Distributions                                                 $225,966.28
   Distribution from Spread Account for Interest / Principal Shortfall                                                        $0.00
   Preliminary Spread Account Balance Remaining                                                                      $17,743,759.44

   Specified Spread Account Balance                                                                                  $17,517,793.16
   Release from Spread Account to Seller as "Excess Servicing Fee"                                                            $0.00
   Ending Spread Account Balance (after distributions)                                                               $17,517,793.16

Credit Enhancement                                                                                                           14.42%
   Spread account % of Ending Pool Balance                                                                                    7.20%
   Overcollateralization % of Ending Pool Balance                                                                             7.23%

Life-to-Date CPR                                                                                                             22.83%

Scheduled Amounts 30 - 59 days past due                                                                               $3,145,596.16
                           as % of Ending Pool Balance                                                                        1.29%
Scheduled Amounts 60 days or more past due                                                                            $2,175,106.61
                           as % of Ending Pool Balance                                                                        0.89%
Net Losses on Liquidated Receivables                                                                                    $244,703.20
                           as % of Ending Pool Balance                                                                        0.10%


PART III -- SERVICING CALCULATIONS                                                                             15-JAN-99

1.  Sources and Uses of Collection Account Balance                     Pool 1 Cutoff                  Pool 1               Pool 2

Wtd. Avg. APR                                                                 8.310%                  6.782%
Contract Value (Beg. of Collection Period), by origination pool                              $134,959,690.73        $2,619,190.03
Contract Value  (End of Collection Period), by origination pool      $467,425,285.55         $127,334,887.92        $2,317,336.59
Contract Value Decline                                                                         $7,624,802.81          $301,853.44

Initial Pool Balance                                                 $875,889,658.01           15,124,617.81
Pool Balance (End of Collection Period)                              $243,449,190.59

                                                                       Pool 3            Pool 4            Pool 5            Pool 6

Wtd. Avg. APR                                                          9.186%            9.025%            9.089%            8.864%
Contract Value (Beg. of Collection Period), by origination pool    $91,719.38    $35,641,624.45    $43,350,249.27    $41,911,334.54
Contract Value  (End of Collection Period), by origination pool    $79,257.01    $33,539,837.50    $41,091,572.16    $39,086,299.41
Contract Value Decline                                             $12,462.37     $2,101,786.95     $2,258,677.11     $2,825,035.13


                                                                                   Pool 1 Cutoff                          Pool 1

Total Collections and Investment Income for the period                                                            $16,921,141.20
Negative Carry Amount                                                                                                      $0.00

Total Distribution Amount (TDA)                                                                                   $16,921,141.20
Principal Distribution Amount  (PDA)                                                                              $15,124,617.81
Interest Distribution Amount  (IDA)                                                                                $1,796,523.39

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                                                                       $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                                0.00%
A-1 Noteholders' Principal Distributable Amount                                                                            $0.00

A-2 Note Beginning Principal Balance                                                                                       $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                                                0.00%
A-2 Noteholders' Principal Distributable Amount                                                                            $0.00

A-3 Note Beginning Principal Balance                                                                             $198,861,868.22
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                               89.22%
A-3 Noteholders' Principal Distributable Amount                                                                   $13,494,235.28

B Note Beginning Principal Balance                                                                                $15,111,084.21
B Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
B Noteholders' Share of the Principal Distribution Amount                                                                  6.78%
B Noteholders' Principal Distributable Amount                                                                      $1,025,397.82

Certificate Beginning Principal Balance                                                                           $28,422,245.50
Certificateholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
Certificateholders' Share of the Principal Distribution Amount                                                             4.00%
Certificateholders' Principal Distributable Amount                                                                   $604,984.71

Interest Accrued on Class A-1 Notes this period                                          5.5625%                           $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                         $0.00

Interest Accrued on Class A-2 Notes this period                                            6.25%                           $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                         $0.00

Interest Accrued on Class A-3 Notes this period                                            6.65%                   $1,102,026.19
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                 $1,102,026.19

Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                                       $1,102,026.19
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Offered Noteholders' Interest Distributable Amount                                                                 $1,102,026.19

Interest Accrued on Class B Notes this period                                              7.01%                      $88,273.92
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                                      $88,273.92

Interest Accrued on Certificates this period                                               6.95%                     $164,612.17
Certificateholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
Interest Due (in Arrears) on Above Shortfall                                                                               $0.00
Certificateholders' Interest Distributable Amount                                                                    $164,612.17

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                                                         $16,921,141.20

Administration Fee Shortfall (Previous Period)                                                                             $0.00
Administration Fee Accrued during this Period                                          $500/qtr.                         $166.67
Administration Fee Paid this Period from TDA                                                                             $166.67
Administration Fee Shortfall                                                                                               $0.00

Total Distribution Amount Remaining                                                                               $16,920,974.53


Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-1 Notes this period                                                                            $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                    $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                             $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-2 Notes this period                                                                            $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                                    $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                             $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-3 Notes this period                                                                    $1,102,026.19
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                            $1,102,026.19
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                             $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                                       $1,102,026.19
Offered Noteholders' Interest Paid this Period from TDA                                                            $1,102,026.19
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                                     $0.00

Total Distribution Amount Remaining                                                                               $15,818,948.35

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                                    $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                              $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                                                               $15,818,948.35

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                                    $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                              $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                                                               $15,818,948.35

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                           $13,494,235.28
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                     $13,494,235.28
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                                                                $2,324,713.07

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class B Notes this period                                                                         $88,273.92
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                                 $88,273.92
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                               $0.00

Total Distribution Amount Remaining                                                                                $2,236,439.15

B Noteholders' Principal Distributable Amount                                                                              $0.00
B Noteholders' Monthly Principal Distributable Amount                                                              $1,025,397.82
B Noteholders' Principal Distributable Amount Paid from TDA                                                        $1,025,397.82
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00

Total Distribution Amount Remaining                                                                                $1,211,041.33

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
Interest Due (in Arrears) on Above Shortfall                                                                               $0.00
Interest Accrued on Certificates this period                                                                         $164,612.17
Certificateholders' Interest Paid this Period from TDA                                                               $164,612.17
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                              $0.00

Total Distribution Amount Remaining                                                                                $1,046,429.16

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
Certificateholders' Principal Distributable Amount applicable to current period                                      $604,984.71
Certificateholders' Principal Distributable Amount Paid from TDA                                                     $604,984.71
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                             $0.00

Total Distribution Amount Remaining                                                                                  $441,444.45

Servicing Fee Shortfall (Previous Period)                                                                                  $0.00
Servicing Fees Accrued during this Period                                                  1.00%                     $215,478.17
Servicing Fees Paid this Period from TDA                                                                             $215,478.17
Servicing Fee Shortfall                                                                                                    $0.00

Total Distribution Amount Remaining to Deposit to Spread Acct                                                        $225,966.28

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                                      $0.00

New Collateral Purchased                                                                                                   $0.00
Deposit to Spread Account                                                                  3.75%                           $0.00
Payment to Seller                                                                                                          $0.00

Ending Pre-Funding Account Balance                                                                                         $0.00


Excess Pre-Funded Amount/(Payment to Seller)                                                                               $0.00

Adjusted Ending Pre-Funding Account Balance                                                                                $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                                                   $0.00

Pre-Funded Percentage                                                                                                     0.000%
Negative Carry Amount                                                                                                      $0.00
Cumulative Negative Carry Amount                                                                                   $1,279,542.53
Maximum Negative Carry Amount                                                                                              $0.00
Required Negative Carry Account Balance                                                                                    $0.00
Interim Ending Negative Carry Account Balance                                                                              $0.00
Negative Carry Amount Released to Seller                                                                                   $0.00

Ending Negative Carry Account Balance                                                                                      $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                                                  $17,517,793.16
Deposit to Spread Account from Pre-Funding Account/Additional Class B Notes                                                $0.00
Deposit to Spread Account from Excess Collections over Distributions                                                 $225,966.28

Distribution from Spread Account to Noteholders' Distr. Account                                                            $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes               $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes               $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes               $0.00
Adjustment to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                 $0.00
Adjustment to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00
Adjustment to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00
Adjustment to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00
Adjustment to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00

Preliminary Spread Account Balance Remaining                                                                      $17,743,759.44

Distribution from Spread Account to Certificateholders' Distr. Account                                                     $0.00
Adjustment to Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                $0.00
Adjustment to Prelim. Certificateholders' Principal Carryover Shortfall (Current Period)                                   $0.00

Preliminary Spread Account Balance Remaining                                                                      $17,743,759.44

Cumulative Realized Losses since 31-August-96 (Cut-off Date)                                                       $2,604,372.46
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                     NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                  $2,936,438.40
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                            NO
60 day or > Delinquent Scheduled Amounts                                                                           $2,175,106.61
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                                 NO
Are any of the three conditions "YES"?                                                                        NO

Preliminary A-1 Note Principal Balance (End of Period)                                                                     $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                                     $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                                           $185,367,632.94
Preliminary B Note Principal Balance (End of Period)                                                              $14,085,686.39
Preliminary Certificate Principal Balance (End of Period)                                                         $27,817,260.78
Preliminary Total Principal Balance of Notes and Certificates (End of Period)                                    $227,270,580.11

Specified Spread Account Balance                                                                                  $17,517,793.16

(a)  3.75% of Pool Balance at end of Collection Period; and                                3.75%                   $9,129,344.65

(b)(i)  2.50% of Initial Pool Balance (Until Outstanding Note and
       Certificate Balance = Spread Account), or                                           2.50%                  $21,897,241.45
(b)(ii) 2.25% of Initial Pool Balance (when principal amount of Notes
       and Certificates < = 97.50% of Pool Balance), or                                    2.25%                  $19,707,517.31
(b)(iii) 2.00% of Initial Pool Balance (when principal amount of Notes
       and Certificates < = 96.25% of Pool Balance)                                        2.00%                  $17,517,793.16

Preliminary Spread Account Balance Remaining                                                                      $17,743,759.44
Preliminary Excess Amount in Spread Account                                                                          $225,966.28

Release from Spread Account to Seller as "Excess Servicing Fee"                       Turbo Date                           $0.00
Release from Spread Account to A-1 Noteholders as Principal                            15-Jul-97                           $0.00
Release from Spread Account to A-2 Noteholders as Principal                                                                $0.00
Release from Spread Account to A-3 Noteholders as Principal                                                          $210,008.21
Release from Spread Account to B Noteholders as Principal                                                             $15,958.07
Ending Spread Account Balance (after distributions)                                                               $17,517,793.16
Net Change in Spread Account Balance                                                                                       $0.00

7.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                           $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                              $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                         $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                        $0.00

A-1 Note Principal Balance (End of Period)                                                                                 $0.00
A-2 Note Principal Balance (End of Period)                                                                                 $0.00
A-3 Note Principal Balance (End of Period)                                                                       $185,157,624.73
B Note Principal Balance (End of Period)                                                                          $14,069,728.32
Certificate Principal Balance (End of Period)                                                                     $27,817,260.78
Total Principal Balance of Notes and Certificates (End of Period)                                                $227,044,613.84

A-1 Note Pool Factor (End of Period)                                                                                   0.0000000
A-2 Note Pool Factor (End of Period)                                             $125,000,000.00                       0.0000000
A-3 Note Pool Factor (End of Period)                                             $362,000,000.00                       0.5627891
B Note Pool Factor (End of Period)                                               $329,000,000.00                       0.5627891
Certificate Pool Factor (End of Period)                                           $25,000,000.00                       0.8181547
Total Notes & Certificates Pool Factor (End of Period)                            $34,000,000.00                       0.2594796

Specified Spread Account Balance (after all distributions and adjustments)                                        $17,517,793.16


CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO NOTEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                                                             15-Jan-99

(1)  Amount of principal being paid on the Notes:

   (a)  A-1 Notes:                                                                                                            $0.00
          per $1,000 original principal amount:                                                                         $0.00000000

   (b)   A-2 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                        $0.00000000

   (c)   A-3 Notes:                                                                                                  $13,704,243.49
           per $1,000 original principal amount:                                                                       $41.65423552

   (d)   B Notes:                                                                                                     $1,041,355.89
           per $1,000 original principal amount:                                                                       $41.65423552

   (e)   Total                                                                                                       $14,745,599.38

(2) Interest on the Notes

   (a)  A-1 Notes:                                                                                                            $0.00
          per $1,000 original principal amount:                                                                         $0.00000000

   (b)   A-2 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                        $0.00000000

   (c)  A-3 Notes:                                                                                                    $1,102,026.19
          per $1,000 original principal amount:                                                                         $3.34962367

   (d)  B Notes:                                                                                                         $88,273.92
           per $1,000 original principal amount:                                                                        $3.53095668

   (e)   Total                                                                                                        $1,190,300.10

(3) Pool Balance at the end of the related Collection Period                                                        $243,449,190.59

(4)  After giving effect to distributions on current Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                                                        $0.00
       (ii)  A-1 Note Pool Factor:                                                                                        0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                                                        $0.00
       (ii)  A-2 Note Pool Factor:                                                                                        0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                                              $185,157,624.73
       (ii)  A-3 Note Pool Factor:                                                                                       $0.5627891

   (d) (i)  outstanding principal amount of A-3 Notes:                                                               $14,069,728.32
       (ii)  A-3 Note Pool Factor:                                                                                       $0.5627891

   (e) (i)  Certificate Balance                                                                                      $27,817,260.78
       (ii)  Certificate Pool Factor:                                                                                     0.8181547

(5)  Amount of Servicing Fee:                                                                                           $215,478.17
        per $1,000 Beginning of Collection Period:                                                                       0.24601063

(6)  Amount of Administration Fee:                                                                                          $166.67
        per $1,000 Beginning of Collection Period:                                                                       0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                                                        $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                            $244,703.20

(9)  Amount in Spread Account:                                                                                       $17,517,793.16

(10)  Amount in Pre-Funding Account:                                                                                          $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                         NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                       $0.00



CASE EQUIPMENT LOAN TRUST 1996-B
STATEMENT TO CERTIFICATEHOLDERS

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003

Payment Date:                                                                                                             15-Jan-99

(1)  Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                                                            $0.00
          per $1,000 original principal amount:                                                                         $0.00000000

   (b)  A-2 Notes:                                                                                                            $0.00
          per $1,000 original principal amount:                                                                         $0.00000000

   (c)  A-3 Notes:                                                                                                    13,704,243.49
          per $1,000 original principal amount:                                                                         41.65423552

   (d)  B Notes:                                                                                                       1,041,355.89
          per $1,000 original principal amount:                                                                         41.65423552

   (e)  Certificates:                                                                                                   $604,984.71
          per $1,000 original principal amount:                                                                        $17.79366801

   (f)  Total:                                                                                                       $15,350,584.09

(2)   Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                                                            $0.00
          per $1,000 original principal amount:                                                                         $0.00000000

   (b)  A-2 Notes:                                                                                                            $0.00
          per $1,000 original principal amount:                                                                         $0.00000000

   (c)  A-3 Notes:                                                                                                    $1,102,026.19
          per $1,000 original principal amount:                                                                         $3.34962367

   (d)  B Notes:                                                                                                         $88,273.92
          per $1,000 original principal amount:                                                                         $3.53095668

   (e)  Certificates:                                                                                                   $164,612.17
          per $1,000 original principal amount:                                                                         $4.84153447

   (f)  Total:                                                                                                        $1,354,912.28

(3)  Pool Balance at end of related Collection Period:                                                              $243,449,190.59

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                                                        $0.00
        (ii)  A-1 Note Pool Factor:                                                                                       0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                                                        $0.00
        (ii)  A-2 Note Pool Factor:                                                                                       0.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                                              $185,157,624.73
        (ii)  A-3 Note Pool Factor:                                                                                       0.5627891

   (d) (i)  outstanding principal amount of B Notes:                                                                 $14,069,728.32
        (ii)  B Note Pool Factor:                                                                                         0.5627891

   (e) (i)  Certificate Balance                                                                                      $27,817,260.78
        (ii)  Certificate Pool Factor:                                                                                    0.8181547

(5)  Amount of Servicing Fee:                                                                                           $215,478.17
        per $1,000 Beginning of Collection Period:                                                                      $0.24601063

(6)  Amount of Administration Fee:                                                                                          $166.67
        per $1,000 Beginning of Collection Period:                                                                      $0.00019028

(7)  Aggregate Purchase Amounts for Collection Period:                                                                        $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                            $244,703.20

(9)  Amount in Spread Account:                                                                                       $17,517,793.16

(10)  Amount in Pre-Funding Account:                                                                                          $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                             NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                       $0.00


CASE EQUIPMENT LOAN TRUST 1996-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                                                             15-Jan-99

(1)  Payment of Administration Fee to Administrator:                                                                        $166.67

(2)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'
        Interest Distributable Amount deposited into Note Distribution Account:                                       $1,190,300.10

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                            $14,745,599.38

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                        $164,612.17

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                        $604,984.71

(6)  Payment of Servicing Fee to Servicer:                                                                              $215,478.17

(7)  Deposit to Spread Account from Excess Collections over Distributions:                                              $225,966.28

Check for Error                                                                                                  NO ERROR
Sum of Above Distributions                                                                                           $17,147,107.48
Total Distribution Amount plus Turbo                                                                                 $17,147,107.48


CASE EQUIPMENT LOAN TRUST 1996-B
SERVICER'S CERTIFICATE

$125,000,000 Class A-1 5.5625% Asset Backed Notes due September 15, 1997
$362,000,000 Class A-2 6.25% Asset Backed Notes due September 15, 2003
$329,000,000 Class A-3 6.65% Asset Backed Notes due September 15, 2003
$25,000,000 Class B Asset Backed Notes due September 15, 2003
$34,000,000 6.95% Asset Backed Certificates due September 15, 2003


Payment Date:                                                                                                             15-Jan-99
(1)  Total Distribution Amount:                                                                                      $16,921,141.20

(2)  Administration Fee:                                                                                                    $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                      $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                       $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                      $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                       $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                              $1,102,026.19

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                       $0.00

(9)  Noteholders' Interest Distributable Amount applicable to B Notes:                                                   $88,273.92

(10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                        $0.00

(11)  Offered Noteholders' Interest Distributable Amount & Class B Noteholders'                                       $1,190,300.10
        Interest Distributable Amount deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                                        0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                                                                        $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                                        0.00%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(19)  A-2 Noteholders' Principal Distributable Amount:                                                                        $0.00

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                       $13,494,235.28

(21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                                       89.22%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                                                               $13,704,243.49

(24)  B Noteholders' Monthly Principal Distributable Amount:                                                          $1,025,397.82

(25)  % of Principal Distribution Amount applicable to B Noteholders                                                          6.78%

(26)  B Noteholders' Principal Carryover Shortfall:                                                                           $0.00

(27)  B Noteholders' Principal Distributable Amount:                                                                  $1,041,355.89

(28)  Noteholders' Principal Distribution Amount:                                                                    $14,745,599.38

(29)  Noteholders' Distributable Amount:                                                                             $15,935,899.48

(30)  Certificateholders' Interest Distributable Amount:                                                                $164,612.17

(31)  Certificateholders' Interest Carryover Shortfall:                                                                       $0.00

(32)  Certificateholders' Percentage:                                                                                         4.00%

(33) Certificateholders' Principal Distributable Amount applicable to current period                                    $604,984.71

(34)  Certificateholders' Principal Carryover Shortfall:                                                                      $0.00

(35)  Certificateholders' Principal Distributable Amount:                                                               $604,984.71

(36)  Certificateholders' Distributable Amount:                                                                         $769,596.88

(37)  Servicing Fee:                                                                                                    $215,478.17

(38)  Deposit to Spread Account (from excess collections):                                                              $225,966.28


(39)  Specified Spread Account Balance (after all distributions and adjustments) :                                   $17,517,793.16
   The greater of:
   (a) 3.75% of the Pool Balance at the beginning of the Collection Period
              in which the Payment Date occurs; and                                                                   $9,129,344.65

   (b)(i) 2.50% of Initial Pool Balance (Until Outstanding Note and Certificate
          Balance = Spread Account), or                                                                              $21,897,241.45

   (b)(ii) 2.25% of the Initial Pool Balance when principal amount of Notes
           and Certificates < = 97.50% of Pool Balance                                                                $19,707,517.31

   (b)(iii) 2.00% of the Initial Pool Balance when principal amount of Notes
           and Certificates < = 96.25% of Pool Balance                                                                $17,517,793.16

(40)  Spread Account Trigger Tests:
   (a) (i)  Aggregate Realized Losses from the Initial Cutoff Date through
              the end of the related Collection Period:                                                               $2,604,372.46

       (ii)  2.25% of the Initial Pool Balance:                                            2.25%                     $19,707,517.31

   (b) (i)  12 times the sum of (x) the aggregate Realized Losses during the related Collection Period and (y) the aggregate Contract Value of all Receivables as to which the related Finance Equipment
              has been repossessed but in which the receivable has not been liquidated:                               $2,936,438.40

       (ii)  1.65% of the Pool Balance at the beginning of the Collection Period:          1.65%                       $4,223,251.20

   (c) (i)  Aggregate Scheduled Payments delinquent by more than 60 days
               as of the end of the related Collection Period:                                                        $2,175,106.61

       (ii)  2.25% of the Pool Balance at the beginning of the Collection Period
                 in which the Payment Date occurs:                                         2.25%                      $5,425,466.72

(41)  Spread Account Balance over the Specified Spread Account Balance:                                                 $225,966.28

(42)  Excess Amounts Distributed To Seller:
   (a) Release of Excess Amount in Spread Account                                                                             $0.00
   (b) Release of Excess Amount in Negative Carry Account                                                                      0.00


(43)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account                                                                                         $0.00

(44)  Amount to be withdrawn from the Spread Account and deposited
   into the Certificate Distribution Account:                                                                                 $0.00

(45)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                  $243,449,190.59

(46)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                        $0.00
           A-1 Note Pool Factor:                                                                                          0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                        $0.00
           A-2 Note Pool Factor:                                                                                          0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                              $185,157,624.73
           A-3 Note Pool Factor:                                                                                          0.5627891

           Outstanding Principal Balance of B Notes:                                                                 $14,069,728.32
           B Note Pool Factor:                                                                                            0.5627891

           Outstanding Principal Balance of the Certificates:                                                        $27,817,260.78
           Certificate Pool Factor:                                                                                       0.8181547

(47)  Aggregate Purchase Amounts for related Collection Period:                                                               $0.00

(48)  Aggregate Amount of Realized Losses for the related Collection Period:                                            $244,703.20

(49)  Spread Account Balance after giving effect to all distributions:                                               $17,517,793.16

(50)  Originally Scheduled Pool Balance as of the opening of business on the
           first day of the Collection Period in which the Payment Date occurs:                                       $4,343,450.08

(51)  Number of Collection Periods since Completion of Funding Period                                                            28

(53) Life-to-Date (From Jan-97 Collection Period) CPR                                                                        22.83%

CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998 $282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004 $259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004 $26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004 $11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Prepared by Lisa Sorenson, Phone 414-636-6184

NPV Data Input Section                                      05-Jan-99         05-Jan-99         05-Jan-99         05-Jan-99
Scheduled cash flows as of the                                 Pool 1            Pool 2            Pool 3            Pool 4
  end of the collection period                    0      6,634,730.53        988,353.53      1,783,168.17      1,015,974.17
Line 0 is scheduled amount                        1      9,866,718.33      1,336,283.72      1,760,774.80      1,234,747.40
  delinquent                                      2      5,166,353.84      5,303,221.77      1,747,885.55      1,120,057.53
                                                  3      2,672,519.23      3,802,509.46      8,405,368.00      1,825,779.86
                                                  4      2,332,060.52        668,437.74      3,360,548.23      5,851,707.07
                                                  5      2,381,102.20        697,593.43      1,043,017.05      2,072,461.44
                                                  6      2,617,538.59        718,331.06      1,163,375.57      1,064,384.61
                                                  7      2,711,510.78        769,570.77      1,420,853.65        948,132.56
                                                  8      3,178,999.85        887,707.82      1,349,756.07        995,378.46
                                                  9      2,547,446.93        851,824.11      1,353,475.42        959,080.28
                                                 10      3,478,436.44        745,823.72      1,234,027.22      1,240,285.78
                                                 11      7,013,531.94      1,079,477.74      1,456,452.47      1,329,015.90
                                                 12     12,115,369.86      1,318,092.67      1,795,597.12      1,531,881.37
                                                 13      9,135,027.11      1,266,869.42      1,640,134.84      1,137,999.07
                                                 14      4,432,502.63      5,113,064.52      1,651,175.40      1,018,017.48
                                                 15      1,973,761.16      3,600,628.45      8,132,815.17      1,732,999.33
                                                 16      1,737,066.53        478,104.54      2,957,308.34      5,626,254.08
                                                 17      1,798,954.31        511,411.74        723,532.09      1,783,621.30
                                                 18      1,916,328.00        513,445.72        792,195.83        773,214.68
                                                 19      2,019,594.99        564,958.32        962,917.87        688,633.21
                                                 20      2,499,883.52        638,269.51        999,234.51        721,254.57
                                                 21      1,843,630.79        594,283.46        877,919.74        698,528.47
                                                 22      2,631,637.83        497,293.69        853,093.95        879,447.51
                                                 23      5,922,257.60        753,740.97        954,415.17        973,940.91
                                                 24     10,226,940.49        964,139.97      1,228,206.54      1,104,196.26
                                                 25      6,433,916.82        968,599.87      1,168,742.44        851,366.47
                                                 26      2,558,294.17      3,347,352.80      1,061,140.66        721,967.11
                                                 27        717,820.25      2,169,195.42      4,814,612.65      1,177,164.16
                                                 28        479,876.24        119,028.11      1,635,428.27      3,105,103.30
                                                 29        548,097.06        133,345.29        216,544.98        958,945.58
                                                 30        602,846.81        120,291.71        224,248.77        221,681.41
                                                 31        672,458.23        157,602.90        283,910.68        185,840.77
                                                 32        991,247.53        219,232.15        426,156.21        209,905.93
                                                 33        554,710.05        135,605.22        283,880.57        199,755.51
                                                 34      1,029,525.08        102,425.13        263,305.95        245,747.70
                                                 35      2,938,133.36        224,318.82        271,250.06        362,837.99
                                                 36      6,248,012.80        505,082.44        621,794.19        366,528.17
                                                 37      3,367,167.34        432,785.28        569,293.91        302,879.52
                                                 38      1,135,304.46      1,594,127.75        413,791.33        196,517.86
                                                 39         74,551.43        987,919.17      2,403,269.62        491,795.06
                                                 40          7,196.42            267.12        756,498.32      1,584,414.20
                                                 41         36,316.62          2,303.49         36,775.45        379,005.48
                                                 42          3,213.89         23,733.91         34,199.36         52,651.84
                                                 43         81,684.76              0.00         36,353.77          3,717.01
                                                 44          8,933.99         55,264.82         51,626.76         15,062.66
                                                 45         63,509.41         12,905.25         22,299.64            673.13
                                                 46        291,050.15              0.00         55,730.44         61,927.40
                                                 47        294,213.89              0.00         18,636.70            673.13
                                                 48        324,740.03         15,465.97         54,034.69          6,270.18
                                                 49         27,075.01         41,797.19         47,420.37        100,849.97
                                                 50              0.00         74,792.25         53,891.58            673.13
                                                 51              0.00              0.00         62,076.00         75,768.64
                                                 52              0.00              0.00              0.00         77,177.80
                                                 53              0.00              0.00              0.00              0.00
                                                 54              0.00              0.00              0.00              0.00
                                                 55              0.00              0.00              0.00              0.00
                                                 56              0.00              0.00              0.00              0.00
                                                 57              0.00              0.00              0.00              0.00
                                                 58              0.00              0.00              0.00              0.00
                                                 59              0.00              0.00              0.00              0.00
                                                 60              0.00              0.00              0.00              0.00
                                                 61              0.00              0.00              0.00              0.00
                                                 62              0.00              0.00              0.00              0.00
                                                 63              0.00              0.00              0.00              0.00
                                                 64              0.00              0.00              0.00              0.00
                                                 65              0.00              0.00              0.00              0.00
                                                 66              0.00              0.00              0.00              0.00
                                                 67              0.00              0.00              0.00              0.00
                                                 68              0.00              0.00              0.00              0.00
                                                 69              0.00              0.00              0.00              0.00
                                                 70              0.00              0.00              0.00              0.00
                                                 71              0.00              0.00              0.00              0.00
                                                 72              0.00              0.00              0.00              0.00
                                                 73              0.00              0.00              0.00              0.00

Total Time Balance of Scheduled Cash Flows             138,343,799.80     46,106,879.91     65,534,162.14     50,283,894.41


CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Prepared by Lisa Sorenson, Phone 414-636-6184                                           01/23/99
                                                                                        04:56 AM
Payment Date                                                                                                     15-Jan-99
Collection Period Begin Date                                                                                     05-Dec-98
Collection Period End Date                                                             28-Feb-97                 05-Jan-99
Days in accrual period (30/360)                                                                                         30

PART I -- MONTHLY DATA INPUT

Total Receipts During the Period                                                                            $18,418,571.63

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                          $0.00
    Government obligors                                                                                              $0.00
          Total Warranty Repurchases                                                                                 $0.00

Total Collections For The Period                                                                            $18,418,571.63

Miscellaneous Data
    Scheduled Amounts 30 - 59 days past due                                                                  $2,414,418.98
    Scheduled Amounts 60 days or more past due                                                               $1,479,659.44
    Net Losses on Liquidated Receivables                                                                       $140,342.05
    Number of Loans at Beginning of Period                                                                          14,615
    Number of Loans at End of Period                                                                                14,294
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                         $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                               $0.00
    Reinvestment Income (including Pre-Funding Account and Spread Account)                                     $105,090.59
    Pre-Funding Account Reinvestment Income                                                                          $0.00


CASE EQUIPMENT LOAN TRUST 1997-A
$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Payment Date                                                                                                     15-Jan-99
Collection Period Begin Date                                                                                     05-Dec-98
Collection Period End Date                                                                                       05-Jan-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                    $285,737,346.87
  A-1 Note Beginning Principal Balance                                                                               $0.00
  A-2 Note Beginning Principal Balance                                                                               $0.00
  A-3 Note Beginning Principal Balance                                                                     $248,362,346.87
  B Note Beginning Principal Balance                                                                        $26,000,000.00
  Certificate Beginning Principal Balance                                                                   $11,375,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                          $269,148,594.04
  A-1 Note Principal Balance (End of Period)                                                                         $0.00
                     A-1 Note Pool Factor (End of Period)                                                        0.0000000
  A-2 Note Principal Balance (End of Period)                                                                         $0.00
                     A-2 Note Pool Factor (End of Period)                                                        0.0000000
  A-3 Note Principal Balance (End of Period)                                                               $231,773,594.04
                     A-3 Note Pool Factor (End of Period)                                                        0.8944471
  B Note Principal Balance (End of Period)                                                                  $26,000,000.00
                     B Note Pool Factor (End of Period)                                                          1.0000000
  Certificate Principal Balance (End of Period)                                                             $11,375,000.00
                     Certificate Pool Factor (End of Period)                                                     1.0000000

Contract Value Decline                                                                                      $16,588,752.83
  Pool Balance (Beg. of Collection Period)                                                                 $285,742,565.96
  Pool Balance (End of Collection Period)                                                                  $269,153,813.13

Total Distribution Amount (TDA)                                                                             $18,523,662.22
  Total Collections and Investment Income for the Period                                                    $18,523,662.22
  Negative Carry Amount                                                                                              $0.00

Administration Fee Accrued during this Period ($500 per Quarter)                                                   $166.67

Principal Distribution Amount  (PDA)                                                                        $16,588,752.83



Principal Allocation to Notes and Certificates
  A-1 Noteholders' Principal Distributable Amount                                                                    $0.00
  A-2 Noteholders' Principal Distributable Amount                                                                    $0.00
  A-3 Noteholders' Principal Distributable Amount                                                           $16,588,752.83
  B Noteholders' Principal Distributable Amount                                                                      $0.00
  Certificateholders' Principal Distributable Amount                                                                 $0.00

Interest Distributable Amount                                                                                $1,543,624.70
  Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                 $0.00
  Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                 $0.00
  Noteholders' Interest Distributable Amount applicable to A-3 Notes                                         $1,334,947.61
  Noteholders' Interest Distributable Amount applicable to B Notes                                             $145,166.67
  Certificateholders' Interest Distributable Amount                                                             $63,510.42

Servicing Fees Accrued during this Period                                                                      $238,118.80

Total Distribution Amount Remaining to Deposit to Spread Account                                               $152,999.22

Spread Account
  Beginning Spread Account Balance                                                                          $13,000,000.00
  Deposit to Spread Account from Pre-Funding Account                                                                 $0.00
  Deposit to Spread Account from Excess Collections over Distributions                                         $152,999.22
  Distribution from Spread Account for Interest / Principal Shortfall                                                $0.00
        0.00                                                                                                         $0.00

  Specified Spread Account Balance                                                                          $13,000,000.00
  Release from Spread Account to Seller as "Excess Servicing Fee"                                              $152,999.22
  Ending Spread Account Balance (after distributions)                                                       $13,000,000.00

Credit Enhancement                                                                                                   4.83%
  Spread account % of Ending Pool Balance                                                                            4.83%
  Overcollateralization % of Ending Pool Balance                                                                     0.00%


Scheduled Amounts 30 - 59 days past due                                                                      $2,414,418.98
                     as % of Ending Pool Balance                                                                     0.90%
Scheduled Amounts 60 days or more past due                                                                   $1,479,659.44
                     as % of Ending Pool Balance                                                                     0.55%
Net Losses on Liquidated Receivables                                                                           $140,342.05
                     as % of Ending Pool Balance                                                                     0.05%


PART III -- SERVICING CALCULATIONS                                                                             15-Jan-99

1.  Sources and Uses of Collection Account Balance                                   Pool Cutoff                  Pool 1

Wtd. Avg. APR                                                                             8.823%                  8.823%
Contract Value (Beg. of Collection Period), by origination pool                                          $134,556,098.14
Contract Value  (End of Collection Period), by origination pool                  $335,052,501.00         $123,467,650.66
                                                                                                         ---------------
Contract Value Decline                                                                                    $11,088,447.48
                                                                                                                   8.24%
Initial Pool Balance                                                                                     $285,742,565.96
Pool Balance (End of Collection Period)                                                                  $269,153,813.13

Total Collections and Investment Income for the period                                                    $18,523,662.22
Negative Carry Amount                                                                                              $0.00

Total Distribution Amount (TDA)                                                                           $18,523,662.22
Principal Distribution Amount  (PDA)                                                                      $16,588,752.83
Interest Distribution Amount  (IDA)                                                                        $1,934,909.39

1.  Sources and Uses of Collection Account Balance                                        Pool 2                  Pool 3

Wtd. Avg. APR                                                                             8.701%                  8.302%
Contract Value (Beg. of Collection Period), by origination pool                   $43,008,983.91          $60,930,242.25
Contract Value  (End of Collection Period), by origination pool                   $41,473,060.62          $59,120,653.47
                                                                                  --------------          --------------
Contract Value Decline                                                             $1,535,923.29           $1,809,588.78
                                                                                           3.57%                   2.97%
Initial Pool Balance
Pool Balance (End of Collection Period)

Total Collections and Investment Income for the period
Negative Carry Amount

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)                                                         90%
Interest Distribution Amount  (IDA)                                                          10%

1.  Sources and Uses of Collection Account Balance                                        Pool 4

Wtd. Avg. APR                                                                             8.479%
Contract Value (Beg. of Collection Period), by origination pool                   $47,247,241.66
Contract Value  (End of Collection Period), by origination pool                   $45,092,448.38
                                                                                  --------------
Contract Value Decline                                                             $2,154,793.28
                                                                                           4.56%
2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                                                               $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                        0.00%
A-1 Noteholders' Principal Distributable Amount                                                                    $0.00

Principal Distribution Amount Remaining                                                                   $16,588,752.83

A-2 Note Beginning Principal Balance                                                                               $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                                        0.00%
A-2 Noteholders' Principal Distributable Amount                                                                    $0.00

Principal Distribution Amount Remaining                                                                   $16,588,752.83

A-3 Note Beginning Principal Balance                                                                     $248,362,346.87
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                      100.00%
A-3 Noteholders' Principal Distributable Amount                                                           $16,588,752.83

Principal Distribution Amount Remaining                                                                            $0.00

B Note Beginning Principal Balance                                                                        $26,000,000.00
B Noteholders' Principal Carryover Shortfall (Previous Period)                                                     $0.00
B Noteholders' Share of the Principal Distribution Amount                                                          0.00%
B Noteholders' Principal Distributable Amount                                                                      $0.00

Principal Distribution Amount Remaining                                                                            $0.00

Certificate Beginning Principal Balance                                                                   $11,375,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                                $0.00
Certificateholders' Share of the Principal Distribution Amount                                                     0.00%
Certificateholders' Principal Distributable Amount                                                                 $0.00

Interest Accrued on Class A-1 Notes this period                                           5.597%                   $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                $0.00
Interest Due (in Arrears) on above Shortfall                                                                       $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                 $0.00

Interest Accrued on Class A-2 Notes this period                                           6.000%                   $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                $0.00
Interest Due (in Arrears) on above Shortfall                                                                       $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                 $0.00

Interest Accrued on Class A-3 Notes this period                                           6.450%           $1,334,947.61
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                $0.00
Interest Due (in Arrears) on above Shortfall                                                                       $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                         $1,334,947.61

Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                               $1,334,947.61
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                $0.00
Interest Due (in Arrears) on above Shortfall                                                                       $0.00
Offered Noteholders' Interest Distributable Amount                                                         $1,334,947.61

Interest Accrued on Class B Notes this period                                             6.700%             $145,166.67
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                                       $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                             $145,166.67

Interest Accrued on Certificates this period                                              6.700%              $63,510.42
Certificateholders' Interest Carryover Shortfall (Previous Period)                                                 $0.00
Interest Due (in Arrears) on Above Shortfall                                                                       $0.00
Certificateholders' Interest Distributable Amount                                                             $63,510.42

3.  Allocation of Total Distribution Amount

Total Distribution Amount                                                                                 $18,523,662.22

Administration Fee Shortfall (Previous Period)                                                                     $0.00
Administration Fee Accrued during this Period ($500 per Quarter)                         $500.00                 $166.67
Administration Fee Paid this Period from TDA                                                                     $166.67
Administration Fee Shortfall                                                                                       $0.00

Total Distribution Amount Remaining                                                                       $18,523,495.55

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                $0.00
Interest Due (in Arrears) on above Shortfall                                                                       $0.00
Interest Accrued on Class A-1 Notes this period                                                                    $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                            $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                     $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                $0.00
Interest Due (in Arrears) on above Shortfall                                                                       $0.00
Interest Accrued on Class A-2 Notes this period                                                                    $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                            $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                     $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                $0.00
Interest Due (in Arrears) on above Shortfall                                                                       $0.00
Interest Accrued on Class A-3 Notes this period                                                            $1,334,947.61
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                    $1,334,947.61
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                     $0.00


Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                $0.00
Interest Due (in Arrears) on above Shortfall                                                                       $0.00
Interest Accrued on Class A-1, A-2 and A-3 Notes this period                                               $1,334,947.61
Offered Noteholders' Interest Paid this Period from TDA                                                    $1,334,947.61
Preliminary Noteholders' Interest Carryover Shortfall (Current Period)                                             $0.00

Total Distribution Amount Remaining                                                                       $17,188,547.94

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                  $0.00
Interest Due (in Arrears) on above Shortfall                                                                       $0.00
Interest Accrued on Class B Notes this period                                                                $145,166.67
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                        $145,166.67
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                       $0.00

Total Distribution Amount Remaining                                                                       $17,043,381.27

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                            $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                      $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00

Total Distribution Amount Remaining                                                                       $17,043,381.27

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                            $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                      $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00

Total Distribution Amount Remaining                                                                       $17,043,381.27

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                   $16,588,752.83
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                             $16,588,752.83
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00






Total Distribution Amount Remaining                                                                          $454,628.44

B Noteholders' Principal Distributable Amount                                                                      $0.00
B Noteholders' Monthly Principal Distributable Amount                                                              $0.00
B Noteholders' Principal Distributable Amount Paid from TDA                                                        $0.00
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                          $0.00

Total Distribution Amount Remaining                                                                          $454,628.44

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                 $0.00
Interest Due (in Arrears) on Above Shortfall                                                                       $0.00
Interest Accrued on Certificates this period                                                                  $63,510.42
Certificateholders' Interest Paid this Period from TDA                                                        $63,510.42
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                      $0.00

Total Distribution Amount Remaining                                                                          $391,118.02

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                $0.00
Certificateholders' Principal Distributable Amount applicable to current period                                    $0.00
Certificateholders' Principal Distributable Amount Paid from TDA                                                   $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                     $0.00

Total Distribution Amount Remaining                                                                          $391,118.02

Servicing Fee Shortfall (Previous Period)                                                                          $0.00
Servicing Fees Accrued during this Period                                                  1.00%             $238,118.80
Total Servicing Fees Due                                                                                     $238,118.80
Servicing Fees Paid this Period from TDA                                                                     $238,118.80
Servicing Fee Shortfall                                                                                            $0.00

Total Distribution Amount Available to Deposit to Spread Acct                                                $152,999.22

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                              $0.00

New Collateral Purchased                                                                                           $0.00
Deposit to Spread Account                                                                  2.00%                   $0.00
                                                                                                                   -----
Payment to Seller                                                                                                  $0.00

Ending Pre-Funding Account Balance                                                                                 $0.00

Excess Pre-Funded Amount/(Payment to Seller)                                                                       $0.00

Adjusted Ending Pre-Funding Account Balance                                                                        $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                177 days                   $0.00

Pre-Funded Percentage                                                                                             0.000%
Negative Carry Withdrawls                                                                                          $0.00
Cumulative Negative Carry Withdrawls                                                                               $0.00
Maximum Negative Carry Amount                                                           150 days                   $0.00
Required Negative Carry Account Balance                                                                            $0.00
Interim Ending Negative Carry Account Balance                                                                      $0.00
Negative Carry Amount Released to Seller                                                                           $0.00

Ending Negative Carry Account Balance                                                                              $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                                          $13,000,000.00
Deposit to Spread Account from Pre-Funding Account                                                                 $0.00
Deposit to Spread Account from Excess Collections over Distributions                                         $152,999.22

Distribution from Spread Account to Noteholders' Distr. Account                                                    $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes              $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes              $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes              $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                $0.00
Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                   $0.00


Preliminary Spread Account Balance Remaining                                                              $13,152,999.22





Cumulative Realized Losses since 28-February-97 (Cut-off Date)                                             $1,621,861.97
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                              NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                          $1,684,104.60
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                     NO
60 day or > Delinquent Scheduled Amounts                                                                   $1,479,659.44
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                          NO
Are any of the three conditions "YES"?                                                                 NO

Preliminary A-1 Note Principal Balance (End of Period)                                                             $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                             $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                                   $231,773,594.04
Preliminary B Note Principal Balance (End of Period)                                                      $26,000,000.00
Preliminary Certificate Principal Balance (End of Period)                                                 $11,375,000.00
Preliminary Total Principal Balance of Notes and Certificates (End of Period)                            $269,148,594.04

Specified Spread Account Balance                                                                          $13,000,000.00
Lesser of:
(a) 2.00% of the Initial Pool Balance                                                      2.00%           13,000,000.00

(b) the Note Balance                                                                                      269,148,594.04





Preliminary Spread Account Balance Remaining                                                              $13,152,999.22
Preliminary Excess Amount in Spread Account                                                                  $152,999.22

Release from Spread Account to Seller as "Excess Servicing Fee"                                              $152,999.22




Ending Spread Account Balance (after distributions)                                                       $13,000,000.00
Net Change in Spread Account Balance                                                                               $0.00

7.  Ending Balances
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                 $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                 $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                 $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                   $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                      $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                 $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                $0.00

A-1 Note Principal Balance (End of Period)                                                                         $0.00
A-2 Note Principal Balance (End of Period)                                                                         $0.00
A-3 Note Principal Balance (End of Period)                                                               $231,773,594.04
B Note Principal Balance (End of Period)                                                                  $26,000,000.00
Certificate Principal Balance (End of Period)                                                             $11,375,000.00
Total Principal Balance of Notes and Certificates (End of Period)                                        $269,148,594.04

A-1 Note Pool Factor (End of Period)                                              $71,500,000.00               0.0000000
A-2 Note Pool Factor (End of Period)                                             $282,000,000.00               0.0000000
A-3 Note Pool Factor (End of Period)                                             $259,125,000.00               0.8944471
B Note Pool Factor (End of Period)                                                $26,000,000.00               1.0000000
Certificate Pool Factor (End of Period)                                           $11,375,000.00               1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                                         0.4140748

Specified Spread Account Balance (after all distributions and adjustments)                                $13,000,000.00


CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO NOTEHOLDERS

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                                                    15-Jan-99

(1)  Amount of principal being paid on the Notes:

  (a)  A-1 Notes:                                                                                                    $0.00
         per $1,000 original principal amount:                                                                   0.0000000

  (b)   A-2 Notes:                                                                                                   $0.00
          per $1,000 original principal amount:                                                                $0.00000000

  (c)   A-3 Notes:                                                                                          $16,588,752.83
          per $1,000 original principal amount:                                                               $64.01834184

  (d)   B Notes:                                                                                                     $0.00
          per $1,000 original principal amount:                                                                $0.00000000

  (e)   Total                                                                                               $16,588,752.83

(2) Interest on the Notes

  (a)  A-1 Notes:                                                                                                    $0.00
         per $1,000 original principal amount:                                                                 $0.00000000

  (b)   A-2 Notes:                                                                                                   $0.00
          per $1,000 original principal amount:                                                                $0.00000000

  (c)  A-3 Notes:                                                                                            $1,334,947.61
         per $1,000 original principal amount:                                                                 $5.15175151

  (d)  B Notes:                                                                                                $145,166.67
          per $1,000 original principal amount:                                                                $5.58333346

  (e)   Total                                                                                                $1,480,114.28

(3) Pool Balance at the end of the related Collection Period                                               $269,153,813.13

(4)  After giving effect to distributions on current Payment Date:

  (a) (i)  outstanding principal amount of A-1 Notes:                                                                $0.00
       (ii)  A-1 Note Pool Factor:                                                                               0.0000000

  (b) (i)  outstanding principal amount of A-2 Notes:                                                                $0.00
       (ii)  A-2 Note Pool Factor:                                                                               0.0000000

  (c) (i)  outstanding principal amount of A-3 Notes:                                                      $231,773,594.04
       (ii)  A-3 Note Pool Factor:                                                                              $0.8944471

  (d) (i)  outstanding principal amount of A-3 Notes:                                                       $26,000,000.00
       (ii)  A-3 Note Pool Factor:                                                                              $1.0000000

  (e) (i)  Certificate Balance                                                                              $11,375,000.00
       (ii)  Certificate Pool Factor:                                                                            1.0000000

(5)  Amount of Servicing Fee:                                                                                  $238,118.80
       per $1,000 Beginning of Collection Period:                                                               0.83333332

(6)  Amount of Administration Fee:                                                                                 $166.67
       per $1,000 Beginning of Collection Period:                                                               0.00058329

(7)  Aggregate Purchase Amounts for Collection Period:                                                               $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                   $140,342.05

(9)  Amount in Spread Account:                                                                              $13,000,000.00

(10)  Amount in Pre-Funding Account:                                                                                 $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                              $0.00


CASE EQUIPMENT LOAN TRUST 1997-A
STATEMENT TO CERTIFICATEHOLDERS

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004

Payment Date:                                                                                                    15-Jan-99

(1)  Amount of principal being paid or distributed:

  (a)  A-1 Notes:                                                                                                    $0.00
         per $1,000 original principal amount:                                                                 $0.00000000

  (b)  A-2 Notes:                                                                                                    $0.00
         per $1,000 original principal amount:                                                                 $0.00000000

  (c)  A-3 Notes:                                                                                            16,588,752.83
         per $1,000 original principal amount:                                                                 64.01834184

  (d)  B Notes:                                                                                                       0.00
         per $1,000 original principal amount:                                                                  0.00000000

  (e)  Certificates:                                                                                                 $0.00
         per $1,000 original principal amount:                                                                 $0.00000000

  (f)  Total:                                                                                               $16,588,752.83

(2)   Amount of interest being paid or distributed:

  (a)  A-1 Notes:                                                                                                    $0.00
         per $1,000 original principal amount:                                                                 $0.00000000

  (b)  A-2 Notes:                                                                                                    $0.00
         per $1,000 original principal amount:                                                                 $0.00000000

  (c)  A-3 Notes:                                                                                            $1,334,947.61
         per $1,000 original principal amount:                                                                 $5.15175151

  (d)  B Notes:                                                                                                $145,166.67
         per $1,000 original principal amount:                                                                 $5.58333346

  (e)  Certificates:                                                                                            $63,510.42
         per $1,000 original principal amount:                                                                 $5.58333363

  (f)  Total:                                                                                                $1,543,624.70

(3)  Pool Balance at end of related Collection Period:                                                     $269,153,813.13

(4)  After giving effect to distributions on this Payment Date:

  (a) (i)  outstanding principal amount of A-1 Notes:                                                                $0.00
       (ii)  A-1 Note Pool Factor:                                                                               0.0000000

  (b) (i)  outstanding principal amount of A-2 Notes:                                                                $0.00
       (ii)  A-2 Note Pool Factor:                                                                               0.0000000

  (c) (i)  outstanding principal amount of A-3 Notes:                                                      $231,773,594.04
       (ii)  A-3 Note Pool Factor:                                                                               0.8944471

  (d) (i)  outstanding principal amount of B Notes:                                                         $26,000,000.00
       (ii)  B Note Pool Factor:                                                                                 1.0000000

  (e) (i)  Certificate Balance                                                                              $11,375,000.00
       (ii)  Certificate Pool Factor:                                                                            1.0000000

(5)  Amount of Servicing Fee:                                                                                  $238,118.80
       per $1,000 Beginning of Collection Period:                                                              $0.83333332

(6)  Amount of Administration Fee:                                                                                 $166.67
       per $1,000 Beginning of Collection Period:                                                              $0.00058329

(7)  Aggregate Purchase Amounts for Collection Period:                                                               $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                   $140,342.05

(9)  Amount in Spread Account:                                                                              $13,000,000.00

(10)  Amount in Pre-Funding Account:                                                                                 $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                 NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                              $0.00


CASE EQUIPMENT LOAN TRUST 1997-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004


Payment Date:                                                                                                    15-Jan-99

(1)  Payment of Administration Fee to Administrator:                                                               $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                            $1,480,114.28

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                   $16,588,752.83

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                $63,510.42

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                     $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                     $238,118.80

(7) Release to Seller from Excess Collections over Distributions                                               $152,999.22

Check for Error                                                                                          NO ERROR
Sum of Above Distributions                                                                               $18,523,662.22
Total Distribution Amount plus Releases to Seller                                                        $18,523,662.22


CASE EQUIPMENT LOAN TRUST 1997-A
SERVICER'S CERTIFICATE

$71,500,000 Class A-1 5.597% Asset Backed Notes due March 15, 1998
$282,000,000 Class A-2 6.000% Asset Backed Notes due March 15, 2004
$259,125,000 Class A-3 6.450% Asset Backed Notes due March 15, 2004
$26,000,000 Class B 6.700% Asset Backed Notes due March 15, 2004
$11,375,000 6.700% Asset Backed Certificates due March 15, 2004


Payment Date:                                                                                                    15-Jan-99
(1)  Total Distribution Amount:                                                                             $18,523,662.22

(2)  Administration Fee:                                                                                           $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                             $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                              $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                             $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                              $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                     $1,334,947.61

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                              $0.00

(9)  Noteholders' Interest Distributable Amount applicable to B Notes:                                         $145,166.67

(10)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                               $0.00

(11)  Offered Noteholders' Interest Distributable Amount'                                                    $1,480,114.28
        deposited into Note Distribution Account:

(12)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                       $0.00

(13)  % of Principal Distribution Amount applicable to A-1 Noteholders                                               0.00%

(14)  A-1 Noteholders' Principal Carryover Shortfall:                                                                $0.00

(15)  A-1 Noteholders' Principal Distributable Amount:                                                               $0.00

(16)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                       $0.00

(17)  % of Principal Distribution Amount applicable to A-2 Noteholders                                               0.00%

(18)  A-2 Noteholders' Principal Carryover Shortfall:                                                                $0.00

(19)  A-2 Noteholders' Principal Distributable Amount:                                                               $0.00

(20)  A-3 Noteholders' Monthly Principal Distributable Amount:                                              $16,588,752.83

(21)  % of Principal Distribution Amount applicable to A-3 Noteholders                                             100.00%

(22)  A-3 Noteholders' Principal Carryover Shortfall:                                                                $0.00

(23)  A-3 Noteholders' Principal Distributable Amount:                                                      $16,588,752.83

(24)  B Noteholders' Monthly Principal Distributable Amount:                                                         $0.00

(25)  % of Principal Distribution Amount applicable to B Noteholders                                                 0.00%

(26)  B Noteholders' Principal Carryover Shortfall:                                                                  $0.00

(27)  B Noteholders' Principal Distributable Amount:                                                                 $0.00

(28)  Noteholders' Principal Distribution Amount:                                                           $16,588,752.83

(29)  Noteholders' Distributable Amount:                                                                    $18,068,867.11

(30)  Certificateholders' Interest Distributable Amount:                                                        $63,510.42

(31)  Certificateholders' Interest Carryover Shortfall:                                                              $0.00

(32)  Certificateholders' Percentage:                                                                                0.00%

(33) Certificateholders' Principal Distributable Amount applicable to current period                                 $0.00

(34)  Certificateholders' Principal Carryover Shortfall:                                                             $0.00

(35)  Certificateholders' Principal Distributable Amount:                                                            $0.00

(36)  Certificateholders' Distributable Amount:                                                                 $63,510.42

(37)  Servicing Fee:                                                                                           $238,118.80

(38)  Deposit to Spread Account (from excess collections):                                                     $152,999.22

(39)  Specified Spread Account Balance (after all distributions and adjustments) :                          $13,000,000.00
  The Lesser of:

  (a) 2.00% of the Initial Pool Balance                                                                     $13,000,000.00


  (b) the Note Balance                                                                                     $269,148,594.04

(40)  Spread Account Balance over the Specified Spread Account Balance:                                        $152,999.22

(41)  Excess Amounts Distributed To Seller:
  (a) Release of Excess Amount in Spread Account                                                               $152,999.22
  (b) Release of Excess Amount in Negative Carry Account                                                              0.00


(42)  Amount to be withdrawn from the Spread Account and deposited
  into the Note Distribution Account                                                                                 $0.00




(44)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                         $285,742,565.96

(45)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                               $0.00
           A-1 Note Pool Factor:                                                                                 0.0000000


           Outstanding Principal Balance of A-2 Notes:                                                               $0.00
           A-2 Note Pool Factor:                                                                                 0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                     $231,773,594.04
           A-3 Note Pool Factor:                                                                                 0.8944471

           Outstanding Principal Balance of B Notes:                                                        $26,000,000.00
           B Note Pool Factor:                                                                                   1.0000000

           Outstanding Principal Balance of the Certificates:                                               $11,375,000.00
           Certificate Pool Factor:                                                                              1.0000000

(46)  Aggregate Purchase Amounts for related Collection Period:                                                      $0.00

(47)  Aggregate Amount of Realized Losses for the related Collection Period:                                   $140,342.05

(48)  Spread Account Balance after giving effect to all distributions:                                      $13,000,000.00


$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998 $204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000 $237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004 $188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004 $97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004 $37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004 $15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Prepared by  Lisa Sorenson (414)636-6184

NPV Data Input Section                                      05-Jan-99         05-Jan-99         05-Jan-99         05-Jan-99
Scheduled cash flows as of the                                 Pool 1            Pool 2            Pool 3            Pool 4
                                                  0      5,253,384.41      1,884,698.52      1,602,324.39      3,224,571.37
                                                  1      5,115,597.21      1,492,342.24      1,153,354.44      2,249,053.66
                                                  2      4,479,861.58      1,555,032.67        933,757.11      2,055,722.45
                                                  3      5,163,328.33      1,541,254.78      1,226,962.01      2,080,784.72
                                                  4      6,717,550.56      1,148,742.73      1,004,554.43      2,008,842.07
                                                  5     10,844,163.23      1,091,030.71        996,840.73      1,793,874.43
                                                  6     10,009,338.80      1,672,625.96      1,144,568.45      2,029,869.21
                                                  7      9,830,075.38      1,359,002.34        976,392.30      2,251,280.17
                                                  8      6,920,831.22      6,715,113.27      1,663,240.82      2,882,099.83
                                                  9      4,416,193.31      3,693,764.26      5,967,739.79      2,889,057.71
                                                 10      4,545,133.39      1,540,682.13      2,554,863.99     12,296,600.78
                                                 11      5,986,059.24      1,793,331.03      1,648,012.80      5,918,837.65
                                                 12      6,277,703.12      1,896,188.37      1,505,126.99      2,990,114.50
                                                 13      4,745,786.60      1,310,352.28      1,042,346.32      1,851,207.79
                                                 14      4,137,989.97      1,228,272.53        808,397.82      1,738,723.79
                                                 15      4,802,044.04      1,379,631.15      1,093,183.92      1,829,117.55
                                                 16      6,339,019.19      1,028,283.58        863,422.68      1,767,786.45
                                                 17     10,219,604.54        979,808.30        867,075.17      1,584,657.77
                                                 18      9,098,840.58      1,546,640.46        988,041.78      1,759,899.78
                                                 19      8,768,264.35      1,261,551.54        886,475.87      1,903,992.06
                                                 20      5,826,557.44      6,409,323.31      1,553,058.38      2,558,367.32
                                                 21      3,345,644.01      3,402,553.57      5,677,474.51      2,607,855.41
                                                 22      3,364,465.61      1,306,353.62      2,304,691.05     11,639,262.10
                                                 23      4,542,863.53      1,493,502.26      1,410,283.86      4,954,924.40
                                                 24      4,643,718.23      1,612,473.84      1,258,811.67      2,233,898.36
                                                 25      3,417,550.35      1,039,211.01        857,828.67      1,441,148.85
                                                 26      2,911,276.58        908,417.02        660,235.67      1,310,703.79
                                                 27      3,280,585.88      1,011,202.76        849,137.22      1,353,162.14
                                                 28      3,965,599.16        763,307.91        657,515.32      1,281,602.77
                                                 29      5,833,222.73        718,519.56        678,449.14      1,122,480.65
                                                 30      5,605,055.03      1,214,211.39        772,104.28      1,284,718.31
                                                 31      5,244,686.76        986,730.59        666,975.45      1,346,770.65
                                                 32      3,099,728.84      5,088,584.61      1,252,655.62      1,995,840.00
                                                 33      1,072,556.82      2,348,565.62      4,363,100.77      1,841,381.74
                                                 34      1,076,757.41        808,368.02      1,630,298.08      9,005,187.77
                                                 35      1,887,595.17        928,575.63        842,622.01      3,459,787.38
                                                 36      2,122,494.56        914,417.69        687,688.58      1,322,542.93
                                                 37      1,256,105.90        488,971.42        308,994.34        673,750.44
                                                 38        872,088.73        296,287.73        202,708.84        545,221.67
                                                 39        997,568.45        467,768.71        364,356.89        519,574.37
                                                 40      1,290,786.20        265,040.19        231,350.52        394,877.70
                                                 41      2,488,837.93        219,714.65        229,454.75        320,828.41
                                                 42      2,398,137.88        498,767.39        313,083.26        524,705.93
                                                 43      2,517,883.72        408,383.84        220,404.35        489,356.17
                                                 44      1,482,026.17      2,558,701.46        498,108.69        967,101.50
                                                 45        238,320.63      1,388,375.10      2,446,600.56        979,089.08
                                                 46        177,886.40        321,990.74        932,908.69      6,070,124.22
                                                 47        278,149.69        322,886.67        411,187.26      2,108,931.56
                                                 48        207,656.57        340,124.78        349,193.16        759,609.68
                                                 49         35,037.52        183,586.32         62,841.12        168,840.20
                                                 50         96,647.36          9,923.47         10,887.48         82,350.25
                                                 51         65,698.93         19,650.41         46,218.20         35,684.41
                                                 52         90,107.51          6,086.91          5,165.46         26,487.28
                                                 53         65,740.29          2,098.35         40,132.30         11,506.00
                                                 54         74,816.41          2,098.35          5,165.46         41,465.87
                                                 55         16,919.48         38,691.71          5,165.46         32,006.10
                                                 56         16,233.26        110,263.20         43,764.44         49,782.69
                                                 57              0.00         13,379.00        133,404.08        147,172.80
                                                 58              0.00              0.00              0.00        112,822.62
                                                 59              0.00              0.00              0.00              0.00
                                                 60         19,782.45              0.00              0.00              0.00
                                                 61              0.00              0.00              0.00              0.00
                                                 62              0.00              0.00              0.00              0.00
                                                 63              0.00              0.00              0.00              0.00
                                                 64              0.00              0.00              0.00              0.00
                                                 65              0.00              0.00              0.00              0.00
                                                 66              0.00              0.00              0.00              0.00
                                                 67              0.00              0.00              0.00              0.00
                                                 68              0.00              0.00              0.00              0.00
                                                 69              0.00              0.00              0.00              0.00
                                                 70              0.00              0.00              0.00              0.00
                                                 71              0.00              0.00              0.00              0.00
                                                 72              0.00              0.00              0.00              0.00
                                                 73              0.00              0.00              0.00              0.00


Total Time Balance of Scheduled Cash Flows             209,597,558.64     75,035,457.66     61,910,707.40    122,927,017.26


CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Prepared by Lisa Sorenson (414)636-6184                                                 01/23/99
                                                                                        05:09 AM
Payment Date                                                                                                     15-Jan-99
Collection Period Begin Date                                                                                     05-Dec-98
Collection Period End Date                                                             31-Aug-97                 05-Jan-99
Days in accrual period (30/360)                                                                                         30
Days in accrual period (ACT/360)                                                                                        31
One-Month LIBOR                                                                                                   5.53547%

Part I -- Monthly Data Input

FIXED RATE COLLATERAL

 Receipts During the Period                                                                                 $27,456,734.90

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                          $0.00
    Government obligors                                                                                              $0.00
          Total Warranty Repurchases                                                                                 $0.00

Total Fixed Rate Collections For The Period                                                                 $27,456,734.90


FLOATING RATE COLLATERAL

 Receipts During the Period                                                                                  $3,834,315.94

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                          $0.00
    Government obligors                                                                                              $0.00
          Total Warranty Repurchases                                                                                 $0.00

Total Floating Rate Collections For The Period                                                               $3,834,315.94

 Pool Balance (Beg. of Collection Period)                                                                   $49,669,658.83
 Pool Balance (End of Collection Period)                                                                    $46,078,410.08

Total Collection                                                                                            $31,291,050.84
Negative Carry Amount                                                                                                $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                                         $201,466.57
Pre-Funding Account Reinvestment Income                                                                              $0.00

 Total Distribution Amount                                                                                  $31,492,517.41

MISCELLANEOUS DATA

 FIXED RATE COLLATERAL
 Scheduled Amounts 30 - 59 days past due                                                                     $3,986,176.11
 Scheduled Amounts 60 days or more past due                                                                  $2,573,122.66
 Net Losses on Liquidated Receivables                                                                          $106,080.70
 Number of Loans at Beginning of Period                                                                             19,280
 Number of Loans at End of Period                                                                                   18,897
 Repossessed Equipment not Sold or Reassigned (Beginning)                                                            $0.00
 Repossessed Equipment not Sold or Reassigned (End)                                                                  $0.00

 FLOATING RATE COLLATERAL
 Scheduled Amounts 30 - 59 days past due                                                                       $400,566.52
 Scheduled Amounts 60 days or more past due                                                                    $212,921.81
 Net Losses on Liquidated Receivables                                                                           $29,010.16
 Number of Loans at Beginning of Period                                                                              3,408
 Number of Loans at End of Period                                                                                    3,315
 Repossessed Equipment not Sold or Reassigned (Beginning)                                                            $0.00
 Repossessed Equipment not Sold or Reassigned (End)                                                                  $0.00

 TOTAL COLLATERAL
 Scheduled Amounts 30 - 59 days past due                                                                     $4,386,742.63
 Scheduled Amounts 60 days or more past due                                                                  $2,786,044.47
 Net Losses on Liquidated Receivables                                                                          $135,090.86
 Number of Loans at Beginning of Period                                                                             22,688
 Number of Loans at End of Period                                                                                   22,212
 Repossessed Equipment not Sold or Reassigned (Beginning)                                                            $0.00
 Repossessed Equipment not Sold or Reassigned (End)                                                                  $0.00

 Pre-Funding Account Reinvestment Income                                                                             $0.00


CASE EQUIPMENT LOAN TRUST 1997-B
$90,000,000 Class A-1  5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2  5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3  6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4  6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B  Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C  6.410% Asset Backed Notes due September 15, 2004
$15,190,000  6.410% Asset Backed Certificates due September 15, 2004

Payment Date                                                                                                     15-Jan-99
Collection Period Begin Date                                                                                     05-Dec-98
Collection Period End Date                                                                                       05-Jan-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                    $484,522,424.28
 A-1 Note Beginning Principal Balance                                                                                $0.00
 A-2 Note Beginning Principal Balance                                                                                $0.00
 A-3 Note Beginning Principal Balance                                                                      $211,685,401.69
 A-4 Note Beginning Principal Balance                                                                      $188,591,000.00
 B Note Beginning Principal Balance                                                                         $49,669,658.00
 C Note Beginning Principal Balance                                                                         $19,386,364.59
 Certificate Beginning Principal Balance                                                                    $15,190,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                          $456,386,591.75
 A-1 Note Principal Balance (End of Period)                                                                          $0.00
                      A-1 Note Pool Factor (End of Period)                                                       0.0000000
 A-2 Note Principal Balance (End of Period)                                                                          $0.00
                      A-2 Note Pool Factor (End of Period)                                                       0.0000000
 A-3 Note Principal Balance (End of Period)                                                                $188,266,270.33
                      A-3 Note Pool Factor (End of Period)                                                       0.7943724
 A-4 Note Principal Balance (End of Period)                                                                $188,591,000.00
                      A-4 Note Pool Factor (End of Period)                                                       1.0000000
 B Note Principal Balance (End of Period)                                                                    46,078,409.25
                      B Note Pool Factor (End of Period)                                                         0.4703786
 C Note Principal Balance (End of Period)                                                                   $18,260,912.17
                      C Note Pool Factor (End of Period)                                                         0.5259631
 Certificate Principal Balance (End of Period)                                                              $15,190,000.00
                      Certificate Pool Factor (End of Period)                                                    1.0000000

Fixed Rate Contract Value Decline                                                                           $24,544,583.78
 Pool Balance (Beg. of Collection Period)                                                                  $434,981,219.90
 Pool Balance (End of Collection Period)                                                                   $410,436,636.12

Fixed Rate Distribution Amount (FxDA)                                                                       $27,658,201.47
 Total Collections and Investment Income for the Period                                                     $27,658,201.47
 Negative Carry Amount                                                                                               $0.00

Fixed Rate Principal Distribution Amount  (FxPDA)                                                           $24,544,583.78

Floating  Rate Contract Value Decline                                                                        $3,591,248.75
 Pool Balance (Beg. of Collection Period)                                                                   $49,669,658.83
 Pool Balance (End of Collection Period)                                                                    $46,078,410.08

Floating Rate Distribution Amount (FltDA)                                                                    $3,834,315.94

Principal Allocation to Notes and Certificates
 A-1 Noteholders' Principal Distributable Amount                                                                     $0.00
 A-2 Noteholders' Principal Distributable Amount                                                                     $0.00
 A-3 Noteholders' Principal Distributable Amount                                                            $23,419,131.35
 A-4 Noteholders' Principal Distributable Amount                                                                     $0.00
 B Noteholders' Principal Distributable Amount                                                               $3,591,248.75
 C Noteholders' Principal Distributable Amount                                                               $1,125,452.43
 Certificateholders' Principal Distributable Amount                                                                  $0.00

Interest Distributable Amount                                                                                $1,285,459.51
 Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                  $0.00
 Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                  $0.00
 Noteholders' Interest Distributable Amount applicable to A-3 Notes                                          $1,100,764.09
 Noteholders' Interest Distributable Amount applicable to A-4 Notes                                          $1,007,390.26
 Noteholders' Interest Distributable Amount applicable to B Notes                                              $243,067.19
 Noteholders' Interest Distributable Amount applicable to C Notes                                              $103,555.50
 Certificateholders' Interest Distributable Amount                                                              $81,139.92

Spread Account
 Beginning Spread Account Balance                                                                           $17,359,205.00
 Deposit to Spread Account from Pre-Funding Account                                                                  $0.00
 Deposit to Spread Account from Excess Collections over Distributions                                          $901,741.17
 Distribution from Spread Account for Interest / Principal Shortfall                                                 $0.00

 Specified Spread Account Balance                                                                           $17,359,205.00
 Ending Spread Account Balance (after distributions)                                                        $17,359,205.00

Credit Enhancement                                                                                                   3.83%
 Spread account % of Ending Pool Balance                                                                             3.80%
 Overcollateralization % of Ending Pool Balance                                                                      0.03%

Scheduled Amounts 30 - 59 days past due                                                                      $4,386,742.63
                      as % of Ending Pool Balance                                                                    0.96%
Scheduled Amounts 60 days or more past due                                                                   $2,786,044.47
                      as % of Ending Pool Balance                                                                    0.61%
Net Losses on Liquidated Receivables                                                                           $135,090.86
                      as % of Ending Pool Balance                                                                    0.03%


PART III -- SERVICING CALCULATIONS                                                                              15-Jan-99

1.  Sources and Uses of Collection Account Balance                                 Pool 1 Cutoff                   Pool 1

Fixed Rate Pool

Wtd. Avg. APR                                                                             8.637%                   8.637%
Fixed Rate Contract Value (Beg. of Collection Period), by origination pool                                $193,903,452.16
Fixed Rate Contract Value  (End of Collection Period), by origination pool       $358,115,964.52          $186,000,734.43
                                                                                 ---------------          ---------------
Fixed Rate Contract Value Decline                                                                           $7,902,717.73
                                                                                                                    4.08%
Fixed Rate Initial Pool Balance                                                                           $434,981,219.90
Fixed Rate Pool Balance (End of Collection Period)                                                        $410,436,636.12

Fixed Rate Collections and Investment Income for the period                                                $27,658,201.47
Negative Carry Amount                                                                                               $0.00

Fixed Rate Distribution Amount (FxDA)                                                                      $27,658,201.47
Fixed Rate Principal Distribution Amount  (FxPDA)                                                          $24,544,583.78

Initial C Percentage                                                                                               4.000%
Fixed Rate Unscheduled Principal (per pool)                                                                         $0.00
Total Fixed Rate Unscheduled Principal                                                                      $3,184,900.19

1.  Sources and Uses of Collection Account Balance                                        Pool 2                   Pool 3

Fixed Rate Pool

Wtd. Avg. APR                                                                             8.833%                   8.872%
Fixed Rate Contract Value (Beg. of Collection Period), by origination pool        $68,115,257.32           $56,456,842.90
Fixed Rate Contract Value  (End of Collection Period), by origination pool        $65,121,481.85           $53,466,487.59
                                                                                  --------------           --------------
Fixed Rate Contract Value Decline                                                  $2,993,775.47            $2,990,355.31
                                                                                           4.40%                    5.30%
Fixed Rate Initial Pool Balance
Fixed Rate Pool Balance (End of Collection Period)

Fixed Rate Collections and Investment Income for the period
Negative Carry Amount

Fixed Rate Distribution Amount (FxDA)
Fixed Rate Principal Distribution Amount  (FxPDA)

Initial C Percentage
Fixed Rate Unscheduled Principal (per pool)                                                $0.00                    $0.00
Total Fixed Rate Unscheduled Principal

1.  Sources and Uses of Collection Account Balance                                        Pool 4

Fixed Rate Pool

Wtd. Avg. APR                                                                             8.799%
Fixed Rate Contract Value (Beg. of Collection Period), by origination pool       $116,505,667.52
Fixed Rate Contract Value  (End of Collection Period), by origination pool       $105,847,932.25
                                                                                 ---------------
Fixed Rate Contract Value Decline                                                 $10,657,735.27
                                                                                           9.15%
Fixed Rate Initial Pool Balance
Fixed Rate Pool Balance (End of Collection Period)

Fixed Rate Collections and Investment Income for the period
Negative Carry Amount

Fixed Rate Distribution Amount (FxDA)
Fixed Rate Principal Distribution Amount  (FxPDA)

Initial C Percentage
Fixed Rate Unscheduled Principal (per pool)                                        $3,184,900.19
Total Fixed Rate Unscheduled Principal

FLOATING RATE POOL

Floating Rate Contract Value (Beg. of Collection Period)                                                   $49,669,658.83
Floating  Rate Contract Value  (End of Collection Period)                                                  $46,078,410.08
                                                                                                           --------------
Floating Rate Contract Value Decline                                                                        $3,591,248.75

Floating Rate Distribution Amount (FltDA)                                                                   $3,834,315.94
Floating Rate Principal Distribution Amount  (FltPDA)                                                       $3,591,248.75

2.  Calculation of Distributable Amounts

A-1 Note Beginning Principal Balance                                                                                $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
A-1 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                              0.00%
A-1 Noteholders' Principal Distributable Amount                                                                     $0.00

FIxed Rate Principal Distribution Amount Remaining                                                         $24,544,583.78
FIoating  Rate Principal Distribution Amount Remaining                                                      $3,591,248.75

A-2 Note Beginning Principal Balance                                                                                $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
A-2 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                              0.00%
A-2 Noteholders' Principal Distributable Amount                                                                     $0.00

FIxed Rate Principal Distribution Amount Remaining                                                         $24,544,583.78
FIoating  Rate Principal Distribution Amount Remaining                                                      $3,591,248.75

A-3 Note Beginning Principal Balance                                                                      $211,685,401.69
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
A-3 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                             95.41%
A-3 Noteholders' Principal Distributable Amount                                                            $23,419,131.35

FIxed Rate Principal Distribution Amount Remaining                                                          $1,125,452.43
FIoating  Rate Principal Distribution Amount Remaining                                                      $3,591,248.75

A-4 Note Beginning Principal Balance                                                                      $188,591,000.00
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
A-4 Noteholders' Share of the Fixed Rate Principal Distribution Amount                                              0.00%
A-4 Noteholders' Principal Distributable Amount                                                                     $0.00

FIxed Rate Principal Distribution Amount Remaining                                                          $1,125,452.43
FIoating  Rate Principal Distribution Amount Remaining                                                      $3,591,248.75

B Note Beginning Principal Balance                                                                         $49,669,658.00
B Noteholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
B Noteholders' Share of the Floating RatePrincipal Distribution Amount                                            100.00%
B Noteholders' Principal Distributable Amount                                                               $3,591,248.75

FIxed Rate Principal Distribution Amount Remaining                                                          $1,125,452.43
FIoating  Rate Principal Distribution Amount Remaining                                                              $0.00

C Note Beginning Principal Balance                                                                         $19,386,364.59
C Noteholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
C Noteholders' Share of the Fixed Rate & Floating Rate Principal Distribution Amounts                               4.00%
C Noteholders' Principal Distributable Amount                                                               $1,125,452.43

FIxed Rate Principal Distribution Amount Remaining                                                                  $0.00
FIoating  Rate Principal Distribution Amount Remaining                                                              $0.00

Certificate Beginning Principal Balance                                                                    $15,190,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
Certificateholders' Share of the Fixed Rate & Floating Rate Principal Distribution Amounts                          0.00%
Certificateholders' Principal Distributable Amount                                                                  $0.00

Interest Accrued on Class A-1 Notes this period                                          5.6120%                    $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                                        $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                  $0.00

Interest Accrued on Class A-2 Notes this period                                          5.9140%                    $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                                        $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                  $0.00

Interest Accrued on Class A-3 Notes this period                                          6.2400%            $1,100,764.09
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                                        $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                          $1,100,764.09

Interest Accrued on Class A-4 Notes this period                                          6.4100%            $1,007,390.26
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                                        $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                                          $1,007,390.26


Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                           $2,108,154.35
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                                        $0.00
Offered Noteholders' Interest Distributable Amount                                                          $2,108,154.35

Class B Notes Net Funds Cap                                                                                      5.68298%
Class B Accrual Rate (Min(Net Funds Cap, 1 Month Libor +20bp))                                                   5.68298%
Net Funds Cap?                                                                                                        YES

Interest Accrued on Class B Notes this period                                      1 Month Libor +            $243,067.19
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                                        $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                              $243,067.19
Preliminary Class B Net Funds Cap Carryover Amount                                                              $2,245.14

Interest Accrued on Class C Notes this period                                              6.4100%            $103,555.50
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to C Notes                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                                        $0.00
Noteholders' Interest Distributable Amount applicable to C Notes                                              $103,555.50

Interest Accrued on Certificates this period                                               6.4100%             $81,139.92
Certificateholders' Interest Carryover Shortfall (Previous Period)                                                  $0.00
Interest Due (in Arrears) on Above Shortfall                                                                        $0.00
Certificateholders' Interest Distributable Amount                                                              $81,139.92

3.  Allocation of Fixed Rate and Floating Rate Distribution Amounts

a. FIXED RATE DISTRIBUTION AMOUNT (FxDA)                                                                   $27,658,201.47

Fixed Rate Percentage of Administration Fee Shortfall (Previous Period)                                             $0.00
Fixed Rate Percentage of Administration Fee Accrued during this Period                     $500.00                $149.59
Fixed Rate Percentage of Administration Fee Paid this Period from FxDA                                            $149.59
Fixed Rate Percentage of Administration Fee Shortfall                                                               $0.00

Total Fixed Rate Distribution Amount Remaining                                                             $27,658,051.88

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                                        $0.00
Interest Accrued on Class A-1 Notes this period                                                                     $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from FxDA                                            $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                      $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                                        $0.00
Interest Accrued on Class A-2 Notes this period                                                                     $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from FxDA                                            $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                      $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                                        $0.00
Interest Accrued on Class A-3 Notes this period                                                             $1,100,764.09
Noteholders' Interest applicable to A-3 Notes Paid this Period from FxDA                                    $1,100,764.09
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                      $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                                        $0.00
Interest Accrued on Class A-4 Notes this period                                                             $1,007,390.26
Noteholders' Interest applicable to A-4 Notes Paid this Period from FxDA                                    $1,007,390.26
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                      $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                                        $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                           $2,108,154.35
Offered Noteholders' Interest Paid this Period from FxDA                                                    $2,108,154.35
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                            $0.00

Total Fixed Rate Distribution Amount Remaining                                                             $25,549,897.53

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to C Notes                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                                        $0.00
Interest Accrued on Class C Notes this period                                                                 $103,555.50
Noteholders' Interest applicable to C Notes Paid this Period from FxDA                                        $103,555.50
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                        $0.00

Total Fixed Rate Distribution Amount Remaining                                                             $25,446,342.03

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
A-1 Noteholders' Monthly Principal Distributable Amount                                                             $0.00
A-1 Noteholders' Principal Distributable Amount Paid from FxDA                                                      $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00

Total Fixed Rate Distribution Amount Remaining                                                             $25,446,342.03

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
A-2 Noteholders' Monthly Principal Distributable Amount                                                             $0.00
A-2 Noteholders' Principal Distributable Amount Paid from FxDA                                                      $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00

Total Fixed Rate Distribution Amount Remaining                                                             $25,446,342.03

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
A-3 Noteholders' Monthly Principal Distributable Amount                                                    $23,419,131.35
A-3 Noteholders' Principal Distributable Amount Paid from FxDA                                             $23,419,131.35
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00

Total Fixed Rate Distribution Amount Remaining                                                              $2,027,210.68

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
A-4 Noteholders' Monthly Principal Distributable Amount                                                             $0.00
A-4 Noteholders' Principal Distributable Amount Paid from FxDA                                                      $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00

Total Fixed Rate Excess Distribution Amount                                                                 $2,027,210.68

b. FLOATING  RATE DISTRIBUTION AMOUNT (FltDA)                                                               $3,834,315.94

Floating Rate Percentage of Administration Fee Shortfall (Previous Period)                                          $0.00
Floating Rate Percentage of Administration Fee Accrued during this Period                                          $17.08
Floating Rate Percentage of Administration Fee Paid this Period from FltDA                                         $17.08


Floating Rate Percentage of Administration Fee Shortfall                                                            $0.00

Total Floating Rate Distribution Amount Remaining                                                           $3,834,298.86

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                                        $0.00
Interest Accrued on Class B Notes this period                                                                 $243,067.19
Noteholders' Interest applicable to B Notes Paid this Period from FltDA                                       $243,067.19
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                        $0.00

Total Floating Rate Distribution Amount Remaining                                                           $3,591,231.67

B Noteholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
B Noteholders' Monthly Principal Distributable Amount                                                       $3,591,248.75
B Noteholders' Principal Distributable Amount Paid from FltDA                                               $3,591,231.67
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                          $17.08

Total Floating Rate Excess Distribution Amount                                                                      $0.00

c. ALLOCATION OF FIXED RATE EXCESS DISTRIBUTION AMOUNT                                                      $2,027,210.68

Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                        $0.00
B Noteholders' Interest Carryover Shortfall paid from Fx Excess DA                                                  $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes Remaining              $0.00

Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                          $17.08
B Noteholders' Principal Carryover Shortfall paid from Fx Excess DA                                                $17.08
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period) Remaining                                 $0.00

Remaining Fixed Rate Excess Distribution Amount                                                             $2,027,193.60

d. ALLOCATION OF FLOATING RATE EXCESS DISTRIBUTION AMOUNT                                                           $0.00

Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                            $0.00
A Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                                 $0.00
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period) Remaining                                  $0.00

Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                        $0.00
C Noteholders' Interest Carryover Shortfall paid from Flt Excess DA                                                 $0.00
Preliminary C Noteholders' Interest Carryover Shortfall (Current Period) Remaining                                  $0.00

Preliminary A Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00
A Noteholders' Principal Carryover Shortfall paid from Flt Excess DA                                                $0.00
Preliminary A Noteholders' Principal Carryover Shortfall (Current Period) Remaining                                 $0.00

Remaining Floating Rate Excess Distribution Amount                                                                  $0.00

e. ALLOCATION OF REMAINING FIXED AND FLOATING RATE EXCESS DISTRIBUTION AMOUNTS                              $2,027,193.60

C Noteholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
C Noteholders' Monthly Principal Distributable Amount                                                       $1,125,452.43
C Noteholders' Principal Distributable Amount Paid from Fx and Flt Excess DA                                $1,125,452.43
Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                            $901,741.17

4.  Reconciliation of Pre-Funding Account

Beginning Pre-Funding Account Balance                                                                               $0.00

New Collateral Purchased                                                                                            $0.00
Deposit to Spread Account                                                                    2.00%                  $0.00
                                                                                                                    -----
Payment to Seller                                                                                                   $0.00

Ending Pre-Funding Account Balance                                                                                  $0.00

Excess Pre-Funded Amount/(Payment to Seller)                                                                        $0.00

Adjusted Ending Pre-Funding Account Balance                                                                         $0.00

5.  Reconciliation of Negative Carry Account

Beginning Negative Carry Account Balance                                                  142 days                  $0.00

Pre-Funded Percentage                                                                                              0.000%
Negative Carry Withdrawls                                                                                           $0.00
Cumulative Negative Carry Withdrawls                                                                        $4,724,734.08
Maximum Negative Carry Amount                                                              89 days                  $0.00
Required Negative Carry Account Balance                                                                             $0.00
Interim Ending Negative Carry Account Balance                                                                       $0.00
Negative Carry Amount Released to Seller                                                                            $0.00

Ending Negative Carry Account Balance                                                                               $0.00

6.  Distributions from Spread Account

Beginning Spread Account Balance                                                                           $17,359,205.00
Deposit to Spread Account from Pre-Funding Account                                                                  $0.00
Deposit to Spread Account from Excess Collections over Distributions                                          $901,741.17

Distribution from Spread Account to Noteholders' Distr. Account                                                     $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes               $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes               $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes               $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes               $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                 $0.00

Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                 $0.00
Adj to Preliminary C Noteholders' Principal Carryover Shortfall (Current Period)                                    $0.00

Preliminary Spread Account Balance Remaining                                                               $18,260,946.17


Cumulative Realized Losses since 31-August-97 (Cut-off Date)                                                  $394,786.29
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                               NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                           $1,272,968.40
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                      NO
60 day or > Delinquent Scheduled Amounts                                                                    $2,786,044.47
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                           NO
Are any of the three conditions "YES"?                                                                  NO

Preliminary A-1 Note Principal Balance (End of Period)                                                              $0.00
Preliminary A-2 Note Principal Balance (End of Period)                                                              $0.00
Preliminary A-3 Note Principal Balance (End of Period)                                                    $188,266,270.33
Preliminary A-4 Note Principal Balance (End of Period)                                                    $188,591,000.00
Preliminary B Note Principal Balance (End of Period)                                                       $46,078,409.25
Preliminary C Note Principal Balance (End of Period)                                                       $18,260,912.17
Preliminary Total Principal Balance of Notes  (End of Period)                                             $441,196,591.75

Specified Spread Account Balance                                                                            17,359,205.00
Lesser of:
(a) 2.00% of the Initial Pool Balance                                                        2.00%          17,359,205.00

(b) the Note Balance                                                                                       441,196,591.75

Preliminary Spread Account Balance Remaining                                                               $18,260,946.17
Preliminary Excess Amount in Spread Account                                                                   $901,741.17
Preliminary Shortfall Amount in Spread Account                                                                      $0.00

Deposit to Spread Account from Remaing Fixed and Floating Rate Excess Distribution                                  $0.00

Spread Account Excess                                                                                         $901,741.17

Ending Spread Account Balance (after distributions)                                                        $17,359,205.00
Net Change in Spread Account Balance                                                                                $0.00

7. Distribution to Class B Net Funds Cap, Certificate Distributions and Servicing Fees

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                            $901,741.17

Preliminary Class B Net Funds Cap Carryover Amount                                                              $2,245.14
Preliminary Class B Net Funds Cap Carryover Amount Paid from Fixed and Floating Rate Excess                     $2,245.14
Class B Net Funds Cap Carryover Amount                                                                              $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                            $899,496.03

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                  $0.00
Interest Due (in Arrears) on Above Shortfall                                                                        $0.00
Interest Accrued on Certificates this period                                                                   $81,139.92
Certificateholders' Interest Paid from Fixed and Floating Rate Excess Distribution                             $81,139.92
Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                       $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                            $818,356.11

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
Certificateholders' Principal Distributable Amount applicable to current period                                     $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution             $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                      $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                            $818,356.11

Servicing Fee Shortfall (Previous Period)                                                                            0.00
Servicing Fees Accrued during this Period                                                    1.00%            $403,875.73
Servicing Fees Paid this Period from Fixed and Floating Rate Excess                                           $403,875.73
Adjustment to Servicing Fee                                                                                         $0.00
Adjustment to Excess Distribution Amount Remaining                                                                  $0.00
Servicing Fee Shortfall                                                                                             $0.00

Total Fixed and Floating Rate Excess Distribution Amount Remaining                                            $414,480.38

8.  Ending Balances

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                  $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                  $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                  $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                  $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                    $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to C Notes                                    $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                     $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                     $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                     $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                     $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                       $0.00
C Noteholders' Principal Carryover Shortfall (Current Period)                                                       $0.00
Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                  $0.00
Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                 $0.00

A-1 Note Principal Balance (End of Period)                                                                          $0.00
A-2 Note Principal Balance (End of Period)                                                                          $0.00
A-3 Note Principal Balance (End of Period)                                                                $188,266,270.33
A-4 Note Principal Balance (End of Period)                                                                $188,591,000.00
B Note Principal Balance (End of Period)                                                                   $46,078,409.25
C Note Principal Balance (End of Period)                                                                   $18,260,912.17
Certificate Principal Balance (End of Period)                                                              $15,190,000.00
Total Principal Balance of Notes and Certificates (End of Period)                                         $456,386,591.75

A-1 Note Pool Factor (End of Period)                                                $90,000,000.00              0.0000000
A-2 Note Pool Factor (End of Period)                                               $204,500,000.00              0.0000000
A-3 Note Pool Factor (End of Period)                                               $237,000,000.00              0.7943724
A-4 Note Pool Factor (End of Period)                                               $188,591,000.00              1.0000000
B Note Pool Factor (End of Period)                                                  $97,960,250.00              0.4703786
C Note Pool Factor (End of Period)                                                  $34,719,000.00              0.5259631
Certificate Pool Factor (End of Period)                                             $15,190,000.00              1.0000000
Total Notes & Certificates Pool Factor (End of Period)                                                          0.5258151

Specified Spread Account Balance (after all distributions and adjustments)                                 $17,359,205.00


CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO NOTEHOLDERS

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                                   15-Jan-99

(1)  Amount of principal being paid on the Notes:

 (a)  A-1 Notes:                                                                                                    $0.00
        per $1,000 original principal amount:                                                                       $0.00

 (b)   A-2 Notes:                                                                                                   $0.00
         per $1,000 original principal amount:                                                                      $0.00

 (c)   A-3 Notes:                                                                                          $23,419,131.35
         per $1,000 original principal amount:                                                                     $98.81

 (d)   A-4 Notes:                                                                                                   $0.00
         per $1,000 original principal amount:                                                                      $0.00

 (e)   B Notes:                                                                                             $3,591,248.75
         per $1,000 original principal amount:                                                                     $36.66

 (f)   C Notes:                                                                                             $1,125,452.43
         per $1,000 original principal amount:                                                                     $32.42

 (g)   Total                                                                                               $28,135,832.53

(2) Interest on the Notes

 (a)  A-1 Notes:                                                                                                    $0.00
        per $1,000 original principal amount:                                                                       $0.00

 (b)   A-2 Notes:                                                                                                   $0.00
         per $1,000 original principal amount:                                                                      $0.00

 (c)  A-3 Notes:                                                                                            $1,100,764.09
        per $1,000 original principal amount:                                                                       $4.64

 (d)  A-4 Notes:                                                                                            $1,007,390.26
        per $1,000 original principal amount:                                                                       $5.34

 (e)   B Notes:                                                                                               $245,312.33
         per $1,000 original principal amount:                                                                      $2.50

 (f)  C Notes:                                                                                                $103,555.50
         per $1,000 original principal amount:                                                                      $2.98

 (g)   Total                                                                                                $2,457,022.18

(3) Pool Balance at the end of the related Collection Period                                              $456,515,046.20

(4)  After giving effect to distributions on current Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                $0.00
      (ii)  A-1 Note Pool Factor:                                                                               0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                                $0.00
      (ii)  A-2 Note Pool Factor:                                                                               0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                      $188,266,270.33
      (ii)  A-3 Note Pool Factor:                                                                               0.7943724

 (d) (i)  outstanding principal amount of A-4 Notes:                                                      $188,591,000.00
      (ii)  A-4 Note Pool Factor:                                                                               1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                         $46,078,409.25
      (ii)  B Note Pool Factor:                                                                                 0.4703786

 (f) (i)  outstanding principal amount of C Notes:                                                         $18,260,912.17
      (ii)  C Note Pool Factor:                                                                                 0.5259631

 (g) (i)  Certificate Balance                                                                              $15,190,000.00
      (ii)  Certificate Pool Factor:                                                                            1.0000000

(5)  Amount of Servicing Fee:                                                                                 $403,875.73
      per $1,000 Beginning of Collection Period:                                                               1.65812938

(6)  Amount of Administration Fee:                                                                                $166.67
      per $1,000 Beginning of Collection Period:                                                               0.00068426

(7)  Aggregate Purchase Amounts for Collection Period:                                                              $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                  $135,090.86

(9)  Amount in Spread Account:                                                                             $17,359,205.00

(10)  Amount in Pre-Funding Account:                                                                                $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                               NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                             $0.00


CASE EQUIPMENT LOAN TRUST 1997-B
STATEMENT TO CERTIFICATEHOLDERS

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004

Payment Date:                                                                                                   15-Jan-99

(1)  Amount of principal being paid or distributed:

 (a)  A-1 Notes:                                                                                                    $0.00
        per $1,000 original principal amount:                                                                       $0.00

 (b)  A-2 Notes:                                                                                                    $0.00
        per $1,000 original principal amount:                                                                       $0.00

 (c)  A-3 Notes:                                                                                           $23,419,131.35
        per $1,000 original principal amount:                                                                      $98.81

 (d)  A-4 Notes:                                                                                                    $0.00
        per $1,000 original principal amount:                                                                       $0.00

 (e)  B Notes:                                                                                              $3,591,248.75
        per $1,000 original principal amount:                                                                      $36.66

 (f)  C Notes:                                                                                              $1,125,452.43
        per $1,000 original principal amount:                                                                      $32.42

 (g)  Certificates:                                                                                                 $0.00
        per $1,000 original principal amount:                                                                       $0.00

 (h)  Total:                                                                                               $28,135,832.53

(2)   Amount of interest being paid or distributed:

 (a)  A-1 Notes:                                                                                                    $0.00
        per $1,000 original principal amount:                                                                       $0.00

 (b)  A-2 Notes:                                                                                                    $0.00
        per $1,000 original principal amount:                                                                       $0.00

 (c)  A-3 Notes:                                                                                            $1,100,764.09
        per $1,000 original principal amount:                                                                       $4.64

 (d)  A-4 Notes:                                                                                            $1,007,390.26
        per $1,000 original principal amount:                                                                       $5.34

 (e)  B Notes:                                                                                                $245,312.33
        per $1,000 original principal amount:                                                                       $2.50

 (f)  C Notes:                                                                                                $103,555.50
        per $1,000 original principal amount:                                                                       $2.98

 (g)  Certificates:                                                                                            $81,139.92
        per $1,000 original principal amount:                                                                       $5.34

 (h)  Total:                                                                                                $2,292,849.77

(3)  Pool Balance at end of related Collection Period:                                                    $456,515,046.20

(4)  After giving effect to distributions on this Payment Date:

 (a) (i)  outstanding principal amount of A-1 Notes:                                                                $0.00
      (ii)  A-1 Note Pool Factor:                                                                               0.0000000

 (b) (i)  outstanding principal amount of A-2 Notes:                                                                $0.00
      (ii)  A-2 Note Pool Factor:                                                                               0.0000000

 (c) (i)  outstanding principal amount of A-3 Notes:                                                      $188,266,270.33
      (ii)  A-3 Note Pool Factor:                                                                               0.7943724

 (d) (i)  outstanding principal amount of A-4 Notes:                                                      $188,591,000.00
      (ii)  A-4 Note Pool Factor:                                                                               1.0000000

 (e) (i)  outstanding principal amount of B Notes:                                                         $46,078,409.25
      (ii)  B Note Pool Factor:                                                                                 0.4703786

 (f) (i)  outstanding principal amount of C Notes:                                                         $18,260,912.17
      (ii)  C Note Pool Factor:                                                                                 0.5259631

 (g) (i)  Certificate Balance                                                                              $15,190,000.00
      (ii)  Certificate Pool Factor:                                                                            1.0000000

(5)  Amount of Servicing Fee:                                                                                 $403,875.73
      per $1,000 Beginning of Collection Period:                                                                1.6581294

(6)  Amount of Administration Fee:                                                                                $166.67
      per $1,000 Beginning of Collection Period:                                                                0.0006843

(7)  Aggregate Purchase Amounts for Collection Period:                                                              $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                  $135,090.86

(9)  Amount in Spread Account:                                                                             $17,359,205.00

(10)  Amount in Pre-Funding Account:                                                                                $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                             $0.00



CASE EQUIPMENT LOAN TRUST 1997-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                                   15-Jan-99

(1)  Payment of Administration Fee to Administrator:                                                              $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                           $2,457,022.18

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                  $28,135,832.53

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                               $81,139.92

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                    $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                    $403,875.73

(7) Release to Seller from Excess Collections over Distributions                                              $414,480.38

Check for Error                                                                                         NO ERROR
Sum of Above Distributions                                                                              $31,492,517.41
Total Distribution Amount plus Releases to Seller                                                       $31,492,517.41



CASE EQUIPMENT LOAN TRUST 1997-B
SERVICER'S CERTIFICATE

$90,000,000 Class A-1 5.612% Asset Backed Notes due October 13, 1998
$204,500,000 Class A-2 5.914% Asset Backed Notes due September 15, 2000
$237,000,000 Class A-3 6.240% Asset Backed Notes due September 15, 2004
$188,591,000 Class A-4 6.410% Asset Backed Notes due September 15, 2004
$97,960,250 Class B Floating Rate Asset Backed Notes due September 15, 2004
$37,719,000 Class C 6.410% Asset Backed Notes due September 15, 2004
$15,190,000 6.410% Asset Backed Certificates due September 15, 2004


Payment Date:                                                                                                   15-Jan-99
(1)  Total Distribution Amount:                                                                            $31,492,517.41

(2)  Administration Fee:                                                                                          $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                            $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                             $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                            $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                             $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                    $1,100,764.09

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                             $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                    $1,007,390.26

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                            $0.00

(11)  Noteholders' Interest Distributable Amount applicable to B Notes:                                       $245,312.33

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                              $0.00

(13)  Noteholders' Interest Distributable Amount applicable to C Notes:                                       $103,555.50

(14)  Noteholders' Interest Carryover Shortfall applicable to C Notes:                                              $0.00

(15)  Offered Noteholders' Interest Distributable Amount'                                                   $2,457,022.18
        deposited into Note Distribution Account:

(16)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                      $0.00

(17)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                   0.00%

(18)  A-1 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(19)  A-1 Noteholders' Principal Distributable Amount:                                                              $0.00

(20)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                      $0.00

(21)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                   0.00%

(22)  A-2 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(23)  A-2 Noteholders' Principal Distributable Amount:                                                              $0.00

(24)  A-3 Noteholders' Monthly Principal Distributable Amount:                                             $23,419,131.35

(25)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                  95.41%

(26)  A-3 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(27)  A-3 Noteholders' Principal Distributable Amount:                                                     $23,419,131.35

(28)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                      $0.00

(29)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                   0.00%

(30)  A-4 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(31)  A-4 Noteholders' Principal Distributable Amount:                                                              $0.00

(32)  B Noteholders' Monthly Principal Distributable Amount:                                                $3,591,248.75

(33)  % of Floating Rate Principal Distribution Amount applicable to B Noteholders                                100.00%

(34)  B Noteholders' Principal Carryover Shortfall:                                                                 $0.00

(35)  B Noteholders' Principal Distributable Amount:                                                        $3,591,248.75

(36)  C Noteholders' Monthly Principal Distributable Amount:                                                $1,125,452.43

(37)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to C Noteholders                     4.00%

(38)  C Noteholders' Principal Carryover Shortfall:                                                                 $0.00

(39)  C Noteholders' Principal Distributable Amount:                                                        $1,125,452.43

(40)  Noteholders' Principal Distribution Amount:                                                          $28,135,832.53

(41)  Noteholders' Distributable Amount:                                                                   $30,592,854.71


(42)  Deposit to Spread Account (from excess collections):                                                    $901,741.17

(43)  Specified Spread Account Balance (after all distributions and adjustments) :                         $17,359,205.00
 The Lesser of:

 (a) 2.00% of the Initial Pool Balance                                                                     $17,359,205.00


 (b) the Note Balance                                                                                     $441,196,591.75


(44)  Spread Account Balance over the Specified Spread Account Balance:                                       $901,741.17

(45) Class B Net Funds Cap Carryover Amount paid from Excess                                                    $2,245.14

(46) Ending Class B Net Funds Cap Carryover Amount                                                                  $0.00

(47)  Certificateholders' Interest Distributable Amount:                                                       $81,139.92

(48)  Certificateholders' Interest Carryover Shortfall:                                                             $0.00

(49)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificat holders                0.00%

(50) Certificateholders' Principal Distributable Amount applicable to current period                                $0.00

(51)  Certificateholders' Principal Carryover Shortfall:                                                            $0.00

(52)  Certificateholders' Principal Distributable Amount:                                                           $0.00

(53)  Certificateholders' Distributable Amount:                                                                $81,139.92

(54)  Servicing Fee:                                                                                          $403,875.73

(55)  Excess Amounts Distributed To Seller:
 (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                        $414,480.38
 (b) Release of Excess Amount in Negative Carry Account                                                             $0.00


(56)  Amount to be withdrawn from the Spread Account and deposited
 into the Note Distribution Account                                                                                 $0.00

(57)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                        $484,650,878.73

(58)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                              $0.00
           A-1 Note Pool Factor:                                                                                0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                              $0.00
           A-2 Note Pool Factor:                                                                                0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                    $188,266,270.33
           A-3 Note Pool Factor:                                                                                0.7943724

           Outstanding Principal Balance of A-4 Notes:                                                    $188,591,000.00
           A-4 Note Pool Factor:                                                                                1.0000000

           Outstanding Principal Balance of B Notes:                                                       $46,078,409.25
           B Note Pool Factor:                                                                                  0.4703786

           Outstanding Principal Balance of C Notes:                                                       $18,260,912.17
           C Note Pool Factor:                                                                                  0.5259631

           Outstanding Principal Balance of the Certificates:                                              $15,190,000.00
           Certificate Pool Factor:                                                                             1.0000000

(59)  Aggregate Purchase Amounts for related Collection Period:                                                     $0.00

(60)  Aggregate Amount of Realized Losses for the related Collection Period:                                  $135,090.86

(61)  Spread Account Balance after giving effect to all distributions:                                     $17,359,205.00


Case Equipment Loan Trust 1998-A
$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Prepared by  Shawn Ostrowski  (414) 636-5284


NPV Data Input Section                                           05-Jan-99      05-Jan-99      05-Jan-99      05-Jan-99    05-Jan-99
Scheduled cash flows as of the indicated cutoff date                Pool 1         Pool 2         Pool 3         Pool 4       Pool 5
Row 0 is total delinquent amount valued without discounting  10,284,384.70   2,090,220.11   1,637,193.55     934,428.60     7,264.24
                                                              6,765,192.19   7,111,142.54   2,233,834.25   1,078,785.23    27,673.96
                                                              3,681,011.89   4,067,784.24   7,546,891.13   1,275,932.32    13,889.17
                                                              3,274,208.74   1,438,271.79   5,106,865.86   3,816,686.86    34,232.64
                                                              3,152,853.39   1,441,210.34   1,537,321.99   2,417,635.29    73,977.65
                                                              3,094,614.09   1,311,045.20   1,500,646.40     991,437.28    15,822.82
                                                              3,520,575.70   1,419,098.94   1,537,007.65     962,585.74     2,319.53
                                                              3,722,350.03   1,620,401.70   1,651,553.49   1,013,793.08    27,673.96
                                                              4,772,246.34   1,729,151.77   1,944,651.36   1,141,470.19    13,889.17
                                                              3,679,499.36   1,357,898.98   1,649,771.39   1,154,010.47    13,889.17
                                                              4,075,176.08   1,483,642.12   1,502,682.54     994,911.65    34,539.43
                                                             12,453,537.47   1,827,392.11   2,362,629.00   1,108,263.81    15,932.57
                                                             16,935,600.51   3,441,478.07   2,459,442.49   1,335,784.64    13,889.17
                                                              6,541,126.02   7,005,329.40   2,179,870.14   1,041,422.89    27,673.96
                                                              3,284,212.25   3,925,863.82   7,392,954.78   1,237,213.44    13,889.17
                                                              2,853,905.60   1,469,157.28   4,937,099.20   3,719,042.71    33,144.93
                                                              2,778,755.50   1,309,879.39   1,383,014.19   2,370,666.98    45,614.64
                                                              2,796,176.94   1,165,357.79   1,322,402.07     950,104.33    15,822.82
                                                              3,096,200.59   1,268,363.24   1,371,225.53     922,193.00     2,319.53
                                                              3,391,002.68   1,492,359.58   1,473,330.34     962,898.39    27,673.96
                                                              4,300,843.69   1,578,399.07   1,781,430.34   1,102,183.69    13,889.17
                                                              3,335,284.27   1,213,567.06   1,485,292.19   1,079,177.12    13,889.17
                                                              3,727,113.28   1,330,312.90   1,343,882.62     938,715.53    34,539.43
                                                             11,940,830.05   1,678,852.42   2,171,631.91   1,035,555.64    15,932.57
                                                             15,723,046.10   3,232,633.47   2,250,697.57   1,264,963.99    13,889.17
                                                              5,568,125.60   6,579,757.95   2,009,601.79   1,001,477.41    27,673.96
                                                              2,555,512.75   3,618,199.28   7,095,322.02   1,173,055.01    13,889.17
                                                              2,157,727.84   1,028,685.84   4,497,389.04   3,535,243.67    13,889.17
                                                              2,066,505.90     988,972.62   1,101,512.45   2,194,887.21    38,027.65
                                                              2,046,011.21     854,508.36     991,654.91     762,699.45    12,743.55
                                                              2,228,040.92     954,784.27   1,014,757.04     741,624.90     2,319.53
                                                              2,605,152.53   1,140,511.44   1,094,005.05     792,072.04    27,673.96
                                                              3,313,849.26   1,146,636.02   1,264,107.17     918,313.02    13,889.17
                                                              2,515,774.93     876,161.26   1,091,012.61     879,715.75    13,889.17
                                                              2,772,215.34     978,634.79     965,787.73     754,230.03    34,539.43
                                                              9,646,864.79   1,204,938.14   1,680,781.09     799,121.35    13,889.17
                                                             11,751,589.49   2,682,482.80   1,650,589.62   1,030,136.94    13,889.17
                                                              3,868,352.54   4,653,275.89   1,550,125.80     831,011.59    27,673.96
                                                              1,375,408.32   2,341,979.29   4,759,102.69   1,007,859.47    13,889.17
                                                                983,992.87     501,247.75   2,941,401.89   2,940,338.30    13,889.17
                                                                886,654.92     375,151.04     643,065.50   1,489,279.17    34,536.17
                                                                867,045.34     332,335.05     362,668.50     284,830.82    12,138.58
                                                              1,016,145.52     352,904.60     393,969.23     240,456.14     1,714.56
                                                              1,190,676.30     512,989.10     477,845.69     304,554.29    27,068.99
                                                              1,946,307.79     539,578.41     542,141.48     389,123.42    13,284.20
                                                              1,366,447.17     353,598.34     414,418.80     318,910.00    13,284.20
                                                              1,529,471.50     389,325.89     342,509.41     237,401.28    33,934.46
                                                              6,819,026.46     566,348.31     651,741.00     250,127.71    13,284.20
                                                              8,939,100.67   1,888,548.66     935,590.15     499,029.93    13,284.20
                                                              2,311,877.06   3,029,458.46     976,891.63     294,516.13    27,068.99
                                                                346,607.16   1,107,720.80   3,299,921.92     502,945.05    13,284.20
                                                                169,488.54     164,160.44   1,644,011.34   1,744,031.12    13,284.20
                                                                 88,543.79      54,450.82     117,032.49     728,044.47    33,934.46
                                                                 21,078.16       7,144.08     103,874.33      81,448.64    24,208.81
                                                                 33,148.80      18,680.56      63,079.26       1,253.18         0.00
                                                                150,184.51      67,220.77      22,211.70      18,891.23         0.00
                                                                120,657.01      30,411.24      31,394.35      65,419.72         0.00
                                                                114,010.51       7,144.08      16,161.84      21,738.25         0.00
                                                                105,270.99      31,367.97           0.00       1,253.18         0.00
                                                                329,964.80      45,344.72      56,987.58       1,253.18         0.00
                                                                180,797.47     404,388.42      23,920.99      13,253.17         0.00
                                                                      0.00      87,065.29      26,710.52       1,253.18         0.00
                                                                      0.00           0.00     151,969.91      74,458.75         0.00
                                                                      0.00           0.00           0.00     146,039.51         0.00
                                                                      0.00           0.00           0.00           0.00         0.00
                                                                      0.00           0.00           0.00           0.00         0.00
                                                                      0.00           0.00           0.00           0.00         0.00
                                                                      0.00           0.00           0.00           0.00         0.00
                                                                      0.00           0.00           0.00           0.00         0.00
                                                                      0.00           0.00           0.00           0.00         0.00
                                                                      0.00           0.00           0.00           0.00         0.00
                                                                      0.00           0.00           0.00           0.00         0.00
                                                                      0.00           0.00           0.00           0.00         0.00
                                                                      0.00           0.00           0.00           0.00         0.00


Total Time Balance of Scheduled Cash Flows                  227,167,376.22  96,924,926.08 106,768,590.50  61,921,160.53 1,109,347.62


CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Prepared by  Shawn Ostrowski  (414) 636-5284                                                    01/23/99
Scheduled Payment Date                                                                                                    15-Jan-99
Actual Payment Date                                                                                                       15-Jan-99
Collection Period Begin Date                                                                                              05-Dec-98
Collection Period End Date                                                                     31-Jan-98                  05-Jan-99
Days in accrual period (30/360)                                                                                                  30
Days in accrual period (ACT/360)                                                                                                 31

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                          $53,767,955.79

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                   $0.00
    Government obligors                                                                                                       $0.00
          Total Warranty Repurchases                                                                                          $0.00

Total Collections For The Period                                                                                     $53,767,955.79

   Pool Balance (Beg. of Collection Period)                                                                         $475,846,858.58
   Pool Balance (End of Collection Period)                                                                          $424,537,636.03

Total Collection                                                                                                     $53,767,955.79
Negative Carry Withdrawls                                                                                                     $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                                                  $180,474.20
Pre-Funding Account Reinvestment Income                                                                                       $0.00

   Total Distribution Amount                                                                                         $53,948,429.99

MISCELLANEOUS DATA

   TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                           $4,477,858.33
    Scheduled Amounts 60 days or more past due                                                                          $955,002.38
    Net Losses on Liquidated Receivables                                                                                      $0.00
    Number of Loans at Beginning of Period                                                                                   14,471
    Number of Loans at End of Period                                                                                         13,958
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                                  $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                        $0.00

    Pre-Funding Account Reinvestment Income                                                                                   $0.00


CASE EQUIPMENT LOAN TRUST 1998-A
$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Actual Payment Date                                                                                                       15-Jan-99
Collection Period Begin Date                                                                                              05-Dec-98
Collection Period End Date                                                                                                05-Jan-99

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                                             $475,846,858.58
   A-1 Note Beginning Principal Balance                                                                                       $0.00
   A-2 Note Beginning Principal Balance                                                                             $119,675,984.24
   A-3 Note Beginning Principal Balance                                                                             $145,750,000.00
   A-4 Note Beginning Principal Balance                                                                             $180,449,000.00
   B Note Beginning Principal Balance                                                                                $19,033,874.34
   Certificate Beginning Principal Balance                                                                           $10,938,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                                   $424,537,636.03
   A-1 Note Principal Balance (End of Period)                                                                                 $0.00
                                       A-1 Note Pool Factor (End of Period)                                               0.0000000
   A-2 Note Principal Balance (End of Period)                                                                        $70,419,130.59
                                       A-2 Note Pool Factor (End of Period)                                               0.3691698
   A-3 Note Principal Balance (End of Period)                                                                       $145,750,000.00
                                       A-3 Note Pool Factor (End of Period)                                               1.0000000
   A-4 Note Principal Balance (End of Period)                                                                       $180,449,000.00
                                       A-4 Note Pool Factor (End of Period)                                               1.0000000
   B Note Principal Balance (End of Period)                                                                          $16,981,505.44
                                       B Note Pool Factor (End of Period)                                                 0.6792602
   Certificate Principal Balance (End of Period)                                                                     $10,938,000.00
                                       Certificate Pool Factor (End of Period)                                            1.0000000

COLLATERAL VALUE DECLINE                                                                                             $51,309,222.55
   Pool Balance (Beg. of Collection Period)                                                                         $475,846,858.58
   Pool Balance (End of Collection Period)                                                                          $424,537,636.03

Total Distribution Amount (TDA)                                                                                      $53,948,429.99
   Total Collections and Investment Income for the Period                                                            $53,948,429.99
   Negative Carry Withdrawls                                                                                                  $0.00

Principal Distribution Amount  (PDA)                                                                                 $51,309,222.55

Principal Allocation to Notes and Certificates                                                                       $51,309,222.55
   A-1 Noteholders' Principal Distributable Amount                                                                            $0.00
   A-2 Noteholders' Principal Distributable Amount                                                                   $49,256,853.65
   A-3 Noteholders' Principal Distributable Amount                                                                            $0.00
   A-4 Noteholders' Principal Distributable Amount                                                                            $0.00
   B Noteholders' Principal Distributable Amount                                                                      $2,052,368.90
   Certificateholders' Principal Distributable Amount                                                                         $0.00

Interest Distributable Amount                                                                                         $2,298,492.76
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                         $0.00
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                   $576,279.76
   Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                   $697,170.83
   Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                   $876,681.39
   Noteholders' Interest Distributable Amount applicable to B Notes                                                      $94,217.68
   Certificateholders' Interest Distributable Amount                                                                     $54,143.10

Spread Account
   Beginning Spread Account Balance                                                                                  $12,499,977.37
   Deposit to Spread Account from Pre-Funding Account                                                                         $0.00
   Deposit to Spread Account from Excess Collections over Distributions                                                 $394,691.11
   Distribution from Spread Account for Interest / Principal Shortfall                                                        $0.00

   Specified Spread Account Balance                                                                                  $12,499,977.37
   Ending Spread Account Balance (after distributions)                                                               $12,499,977.37

Credit Enhancement                                                                                                            2.94%
   Spread account % of Ending Pool Balance                                                                                    2.94%
   Overcollateralization % of Ending Pool Balance                                                                             0.00%

Scheduled Amounts 30 - 59 days past due                                                                               $4,477,858.33
                                      as % of Ending Pool Balance                                                             1.05%
Scheduled Amounts 60 days or more past due                                                                              $955,002.38
                                       as % of Ending Pool Balance                                                            0.22%
Net Losses on Liquidated Receivables                                                                                          $0.00
                                       as % of Ending Pool Balance                                                            0.00%


   PART III -- SERVICING CALCULATIONS                                                                                     15-Jan-99

   1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                           Pool 1 Cutoff             Pool 1             Pool 2


   Wtd. Avg. APR                                                                       8.758%             8.758%             8.597%
   Contract Value (Beg. of Collection Period), by origination pool                               $233,261,231.56     $89,752,027.68
   Contract Value  (End of Collection Period), by origination pool            $325,333,194.29    $194,775,846.23     $83,883,019.61
                                                                              ---------------    ---------------     --------------
   Contract Value Decline                                                                         $38,485,385.33      $5,869,008.07
                                                                                                          16.50%              6.54%

                                                                                       Pool 3             Pool 4             Pool 5

   Wtd. Avg. APR
   Contract Value (Beg. of Collection Period), by origination pool                     8.491%              9.174%            9.428%
   Contract Value  (End of Collection Period), by origination pool             $96,834,879.51      $54,933,856.85     $1,064,862.98
   Contract Value Decline                                                      $92,349,687.57      $52,612,092.88       $916,989.74
                                                                              ---------------    ---------------     --------------
                                                                                $4,485,191.94       $2,321,763.97       $147,873.24
                                                                                        4.63%               4.23%            13.89%


                                                                                 Pool 1 Cutoff            Pool 1              Pool 2

   Initial Pool Balance                                                                         $624,998,868.47
   Pool Balance (End of Collection Period)                                                      $424,537,636.03

   Collections and Investment Income for the period                                              $53,948,429.99
   Negative Carry Withdrawls                                                                              $0.00

   Total Distribution Amount (TDA)                                                               $53,948,429.99
   Principal Distribution Amount  (PDA)                                                          $51,309,222.55

   Initial B Percentage                                                                                  4.000%
   Unscheduled Principal (per pool)                                                              $10,444,581.69       $1,452,747.41

                                                                                        Pool 3           Pool 4             Pool 5

   Unscheduled Principal (per pool)                                                $959,515.05      $449,354.53        $120,290.02

                                                                                 Pool 1 Cutoff           Pool 1             Pool 2

   Total Unscheduled Principal                                                                  $13,426,488.70

   2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

   A-1 Note Beginning Principal Balance                                                                  $0.00
   A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                      $0.00
   A-1 Noteholders' Share of the Principal Distribution Amount                                           0.00%
   Preliminary A-1 Noteholders' Principa; Distributable Amount                                           $0.00
   One-Time Excess Prefunding Account Payment                                                            $0.00
   A-1 Noteholders' Principal Distributable Amount                                                       $0.00

   Principal Distribution Amount Remaining                                                      $51,309,222.55

   A-2 Note Beginning Principal Balance                                                        $119,675,984.24
   A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                      $0.00
   A-2 Noteholders' Share of the Principal Distribution Amount                                          96.00%
   A-2 Noteholders' Principal Distributable Amount                                              $49,256,853.65

   Principal Distribution Amount Remaining                                                       $2,052,368.90

   A-3 Note Beginning Principal Balance                                                        $145,750,000.00
   A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                      $0.00
   A-3 Noteholders' Share of the Principal Distribution Amount                                           0.00%
   A-3 Noteholders' Principal Distributable Amount                                                       $0.00

   Principal Distribution Amount Remaining                                                       $2,052,368.90

   A-4 Note Beginning Principal Balance                                                        $180,449,000.00
   A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                      $0.00
   A-4 Noteholders' Share of the Principal Distribution Amount                                           0.00%
   A-4 Noteholders' Principal Distributable Amount                                                       $0.00

   Principal Distribution Amount Remaining                                                       $2,052,368.90

   B Note Beginning Principal Balance                                                           $19,033,874.34
   B Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
   B Noteholders' Share of the Principal Distribution Amount                                             4.00%
   B Noteholders' Principal Distributable Amount                                                 $2,052,368.90

   Principal Distribution Amount Remaining                                                               $0.00

   Certificate Beginning Principal Balance                                                      $10,938,000.00
   Certificateholders' Principal Carryover Shortfall (Previous Period)                                   $0.00
   Certificateholders' Share of the Principal Distribution Amount                                        0.00%
   Certificateholders' Principal Distributable Amount                                                    $0.00

   Interest Accrued on Class A-1 Notes this period                                   5.5450%             $0.00
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                   $0.00
   Interest Due (in Arrears) on above Shortfall                                                          $0.00
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                                    $0.00

   Interest Accrued on Class A-2 Notes this period                                   5.5920%       $576,279.76
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                   $0.00
   Interest Due (in Arrears) on above Shortfall                                                          $0.00
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                              $576,279.76

   Interest Accrued on Class A-3 Notes this period                                  5.7400%        $697,170.83
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                   $0.00
   Interest Due (in Arrears) on above Shortfall                                                          $0.00
   Noteholders' Interest Distributable Amount applicable to A-3 Notes                              $697,170.83

   Interest Accrued on Class A-4 Notes this period                                  5.8300%        $876,681.39
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                   $0.00
   Interest Due (in Arrears) on above Shortfall                                                          $0.00
   Noteholders' Interest Distributable Amount applicable to A-4 Notes                              $876,681.39

   Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                             $2,150,131.98
   Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                   $0.00
   Interest Due (in Arrears) on above Shortfall                                                          $0.00
   Offered Noteholders' Interest Distributable Amount                                            $2,150,131.98


   Interest Accrued on Class B Notes this period                                                    $94,217.68
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                     $0.00
   Interest Due (in Arrears) on above Shortfall                                                          $0.00
   Noteholders' Interest Distributable Amount applicable to B Notes                                 $94,217.68

   Interest Accrued on Certificates this period                                     5.9400%          $54,143.10
   Certificateholders' Interest Carryover Shortfall (Previous Period)                                     $0.00
   Interest Due (in Arrears) on Above Shortfall                                                           $0.00
   Certificateholders' Interest Distributable Amount                                                 $54,143.10

   3.  ALLOCATION OF DISTRIBUTION AMOUNTS

   a. Total Distribution Amount (TDA)                                                            $53,948,429.99

   Administration Fee Shortfall (Previous Period)                                                         $0.00
   Administration Fee Accrued during this Period                                    $500.00             $166.67
   Administration Fee Paid this Period from TDA                                                         $166.67
   Administration Fee Shortfall                                                                           $0.00

   Total Distribution Amount Remaining                                                           $53,948,263.32

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                    $0.00
   Interest Due (in Arrears) on above Shortfall                                                           $0.00
   Interest Accrued on Class A-1 Notes this period                                                        $0.00
   Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                $0.00
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes         $0.00

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                    $0.00
   Interest Due (in Arrears) on above Shortfall                                                           $0.00
   Interest Accrued on Class A-2 Notes this period                                                  $576,279.76
   Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                          $576,279.76
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes         $0.00

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                    $0.00
   Interest Due (in Arrears) on above Shortfall                                                           $0.00
   Interest Accrued on Class A-3 Notes this period                                                  $697,170.83
   Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                          $697,170.83
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes         $0.00

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                    $0.00
   Interest Due (in Arrears) on above Shortfall                                                           $0.00
   Interest Accrued on Class A-4 Notes this period                                                  $876,681.39
   Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                          $876,681.39
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes         $0.00

   Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                    $0.00
   Interest Due (in Arrears) on above Shortfall                                                           $0.00
   Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                              $2,150,131.98
   Offered Noteholders' Interest Paid this Period from TDA                                        $2,150,131.98
   Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                               $0.00

   Total A Noteholders' Principal Carryover Shortfall                                                     $0.00

   Total Distribution Amount Remaining                                                           $51,798,131.34

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                      $0.00
   Interest Due (in Arrears) on above Shortfall                                                           $0.00
   Interest Accrued on B Notes this period                                                           $94,217.68
   Noteholders' Interest applicable to B Notes Paid this Period from TDA                             $94,217.68
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes           $0.00

   Total Distribution Amount Remaining                                                           $51,703,913.66

   A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
   A-1 Noteholders' Monthly Principal Distributable Amount                                                $0.00
   A-1 Noteholders' Principal Distributable Amount Paid from TDA                                          $0.00
   Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00

   Total Distribution Amount Remaining                                                           $51,703,913.66

   A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
   A-2 Noteholders' Monthly Principal Distributable Amount                                       $49,256,853.65
   A-2 Noteholders' Principal Distributable Amount Paid from TDA                                 $49,256,853.65
   Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00

   Total Distribution Amount Remaining                                                            $2,447,060.02

   A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
   A-3 Noteholders' Monthly Principal Distributable Amount                                                $0.00
   A-3 Noteholders' Principal Distributable Amount Paid from TDA                                          $0.00
   Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00

   Total Distribution Amount Remaining                                                            $2,447,060.02

   A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
   A-4 Noteholders' Monthly Principal Distributable Amount                                                $0.00
   A-4 Noteholders' Principal Distributable Amount Paid from TDA                                          $0.00
   Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00

   Total Distribution Amount Remaining                                                            $2,447,060.02


   B Noteholders' Principal Carryover Shortfall (Previous Period)                                         $0.00
   B Noteholders' Monthly Principal Distributable Amount                                          $2,052,368.90
   B Noteholders' Principal Distributable Amount Paid from TDA                                    $2,052,368.90
   Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                              $0.00

   Total Excess Distribution Amount Remaining                                                       $394,691.11

   4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

   Beginning Pre-Funding Account Balance                                                                  $0.00

   New Collateral Purchased                                                                               $0.00
   Deposit to Spread Account                                                          2.00%               $0.00
                                                                                                          -----
   Payment to Seller                                                                                      $0.00
   Payment to Class A-1 after Funding is Complete                                                         $0.00

   Ending Pre-Funding Account Balance                                                                     $0.00

   Excess Pre-Funded Amount/(Payment to Sellers)                                                          $0.00

   Adjusted Ending Pre-Funding Account Balance                                                            $0.00

   5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

   Beginning Negative Carry Account Balance                                                               $0.00
   Negative Carry                                                                                     3.209816%
   Number of Days Remaining                                                                              0 days

   Pre-Funded Percentage                                                                                 0.000%
   Negative Carry Withdrawls                                                                              $0.00
   Cumulative Negative Carry Withdrawls                                                           $4,595,626.41
   Maximum Negative Carry Amount                                                                          $0.00
   Required Negative Carry Account Balance                                                                $0.00
   Interim Ending Negative Carry Account Balance                                                          $0.00
   Negative Carry Amount Released to Seller                                                               $0.00

   Ending Negative Carry Account Balance                                                                  $0.00

   6.  DISTRIBUTIONS FROM SPREAD ACCOUNT

   Beginning Spread Account Balance                                                              $12,499,977.37
   Deposit to Spread Account from Pre-Funding Account                                                     $0.00
   Deposit to Spread Account from Excess Collections over Distributions                             $394,691.11

   Distribution from Spread Account to Noteholders' Distr. Account                                        $0.00
   Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes  $0.00
   Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes  $0.00
   Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes  $0.00
   Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes  $0.00

   Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                     $0.00
   Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                     $0.00
   Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                     $0.00
   Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                     $0.00

   Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes    $0.00
   Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                       $0.00

   Preliminary Spread Account Balance Remaining                                                  $12,894,668.48

   Cumulative Realized Losses since 31-January-98 (Cut-off Date)                                     $51,129.80
   Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                             NO
   12*(Realized Losses during Collection Period + Repos at end of Collection Period)                      $0.00
   Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                    NO
   60 day or > Delinquent Scheduled Amounts                                                         $955,002.38
   Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                         NO
   Are any of the three conditions "YES"?                                                NO

   Preliminary A-1 Note Principal Balance (End of Period)                                                 $0.00
   Preliminary A-2 Note Principal Balance (End of Period)                                        $70,419,130.59
   Preliminary A-3 Note Principal Balance (End of Period)                                       $145,750,000.00
   Preliminary A-4 Note Principal Balance (End of Period)                                       $180,449,000.00
   Preliminary B Note Principal Balance (End of Period)                                          $16,981,505.44
   Preliminary Total Principal Balance of Notes  (End of Period)                                $413,599,636.03

   Specified Spread Account Balance                                                               12,499,977.37
   Lesser of:
   (a) 2.00% of the Initial Pool Balance                                                          12,499,977.37

   (b) the Note Balance                                                                          413,599,636.03


   Preliminary Spread Account Balance Remaining                                                                      $12,894,668.48
   Preliminary Excess Amount in Spread Account                                                                          $394,691.11
   Preliminary Shortfall Amount in Spread Account                                                                             $0.00

   Deposit to Spread Account from Remaing Excess Distribution                                                                 $0.00

   Spread Account Excess                                                                                                $394,691.11

   Ending Spread Account Balance (after distributions)                                                               $12,499,977.37
   Net Change in Spread Account Balance                                                                                       $0.00

   Total Excess Distribution Amount Remaining                                                                           $394,691.11

   Certificateholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
   Interest Due (in Arrears) on Above Shortfall                                                                               $0.00
   Interest Accrued on Certificates this period                                                                          $54,143.10
   Certificateholders' Interest Paid from Excess Distribution                                                            $54,143.10
   Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                              $0.00

   Total Excess Distribution Amount Remaining                                                                           $340,548.01

   Certificateholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
   Certificateholders' Principal Distributable Amount applicable to current period                                            $0.00
   Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                    $0.00
   Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                             $0.00

   Total Excess Distribution Amount Remaining                                                                           $340,548.01

   Servicing Fee Shortfall (Previous Period)                                                                                  $0.00
   Servicing Fees Accrued during this Period                                                             1.00%          $396,539.05
   Adjustment to Servicing Fee                                                                                                $0.00
   Adjustment to Excess Distribution Amount Remaining                                                                         $0.00
   Servicing Fees Paid this Period from Excess Distribution                                                             $340,548.01
   Servicing Fee Shortfall                                                                                               $55,991.04

   Total Excess Distribution Amount Remaining                                                                                 $0.00

   7.  ENDING BALANCES

   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                         $0.00
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                         $0.00
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                         $0.00
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                         $0.00
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                           $0.00
   A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
   A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
   A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
   A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
   B Noteholders' Principal Carryover Shortfall (Current Period)                                                              $0.00
   Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                                         $0.00
   Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                        $0.00

   A-1 Note Principal Balance (End of Period)                                                                                 $0.00
   A-2 Note Principal Balance (End of Period)                                                                        $70,419,130.59
   A-3 Note Principal Balance (End of Period)                                                                       $145,750,000.00
   A-4 Note Principal Balance (End of Period)                                                                       $180,449,000.00
   B Note Principal Balance (End of Period)                                                                          $16,981,505.44
   Certificate Principal Balance (End of Period)                                                                     $10,938,000.00
   Total Principal Balance of Notes and Certificates (End of Period)                                                $424,537,636.03

   A-1 Note Pool Factor (End of Period)                                                         $72,113,000.00            0.0000000
   A-2 Note Pool Factor (End of Period)                                                        $190,750,000.00            0.3691698
   A-3 Note Pool Factor (End of Period)                                                        $145,750,000.00            1.0000000
   A-4 Note Pool Factor (End of Period)                                                        $180,449,000.00            1.0000000
   B Note Pool Factor (End of Period)                                                           $25,000,000.00            0.6792602
   Certificate Pool Factor (End of Period)                                                      $10,938,000.00            1.0000000
   Total Notes & Certificates Pool Factor (End of Period)                                                                 0.6792602

   Specified Spread Account Balance (after all distributions and adjustments)                                        $12,499,977.37


CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO NOTEHOLDERS

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                             15-Jan-99

(1)  Amount of principal being paid on the Notes:

   (a)  A-1 Notes:                                                                                                            $0.00
          per $1,000 original principal amount:                                                                               $0.00

   (b)   A-2 Notes:                                                                                                  $49,256,853.65
           per $1,000 original principal amount:                                                                            $258.23

   (c)   A-3 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

   (d)   A-4 Notes:                                                                                                           $0.00
           per $1,000 original principal amount:                                                                              $0.00

   (e)   B Notes:                                                                                                     $2,052,368.90
           per $1,000 original principal amount:                                                                             $82.09

   (f)   Total                                                                                                       $51,309,222.55

(2) Interest on the Notes

   (a)  A-1 Notes:                                                                                                            $0.00
          per $1,000 original principal amount:                                                                               $0.00

   (b)   A-2 Notes:                                                                                                     $576,279.76
           per $1,000 original principal amount:                                                                              $3.02

   (c)  A-3 Notes:                                                                                                      $697,170.83
          per $1,000 original principal amount:                                                                               $4.78

   (d)  A-4 Notes:                                                                                                      $876,681.39
          per $1,000 original principal amount:                                                                               $4.86

   (e)  B Notes:                                                                                                         $94,217.68
           per $1,000 original principal amount:                                                                              $3.77

   (f)   Total                                                                                                        $2,244,349.66

(3) Pool Balance at the end of the related Collection Period                                                        $424,537,636.03

(4)  After giving effect to distributions on current Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                                                        $0.00
       (ii)  A-1 Note Pool Factor:                                                                                        0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                                               $70,419,130.59
       (ii)  A-2 Note Pool Factor:                                                                                        0.3691698

   (c) (i)  outstanding principal amount of A-3 Notes:                                                              $145,750,000.00
       (ii)  A-3 Note Pool Factor:                                                                                        1.0000000

   (d) (i)  outstanding principal amount of A-4 Notes:                                                              $180,449,000.00
       (ii)  A-4 Note Pool Factor:                                                                                        1.0000000

   (e) (i)  outstanding principal amount of B Notes:                                                                 $16,981,505.44
       (ii)  B Note Pool Factor:                                                                                          0.6792602

   (f) (i)  Certificate Balance                                                                                      $10,938,000.00
       (ii)  Certificate Pool Factor:                                                                                     1.0000000

(5)  Amount of Servicing Fee:                                                                                           $340,548.01
        per $1,000 Beginning of Collection Period:                                                                       1.45994262

(6)  Amount of Administration Fee:                                                                                          $166.67
        per $1,000 Beginning of Collection Period:                                                                       0.00071451

(7)  Aggregate Purchase Amounts for Collection Period:                                                                        $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                                  $0.00

(9)  Amount in Spread Account:                                                                                       $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                                          $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                         NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                       $0.00



CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO CERTIFICATEHOLDERS

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                                             15-Jan-99

(1)  Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                                                            $0.00
          per $1,000 original principal amount:                                                                               $0.00

   (b)  A-2 Notes:                                                                                                   $49,256,853.65
          per $1,000 original principal amount:                                                                             $258.23

   (c)  A-3 Notes:                                                                                                            $0.00
          per $1,000 original principal amount:                                                                               $0.00

   (d)  A-4 Notes:                                                                                                            $0.00
          per $1,000 original principal amount:                                                                               $0.00

   (e)  B Notes:                                                                                                      $2,052,368.90
          per $1,000 original principal amount:                                                                              $82.09

   (f)  Certificates:                                                                                                         $0.00
          per $1,000 original principal amount:                                                                               $0.00

   (g)  Total:                                                                                                       $51,309,222.55

(2)   Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                                                            $0.00
          per $1,000 original principal amount:                                                                               $0.00

   (b)  A-2 Notes:                                                                                                      $576,279.76
          per $1,000 original principal amount:                                                                               $3.02

   (c)  A-3 Notes:                                                                                                      $697,170.83
          per $1,000 original principal amount:                                                                               $4.78

   (d)  A-4 Notes:                                                                                                      $876,681.39
          per $1,000 original principal amount:                                                                               $4.86

   (e)  B Notes:                                                                                                         $94,217.68
          per $1,000 original principal amount:                                                                               $3.77

   (f)  Certificates:                                                                                                    $54,143.10
          per $1,000 original principal amount:                                                                               $4.95

   (g)  Total:                                                                                                        $2,298,492.76

(3)  Pool Balance at end of related Collection Period:                                                              $424,537,636.03

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                                                        $0.00
        (ii)  A-1 Note Pool Factor:                                                                                       0.0000000

   (b) (i)  outstanding principal amount of A-2 Notes:                                                               $70,419,130.59
        (ii)  A-2 Note Pool Factor:                                                                                       0.3691698

   (c) (i)  outstanding principal amount of A-3 Notes:                                                              $145,750,000.00
        (ii)  A-3 Note Pool Factor:                                                                                       1.0000000

   (d) (i)  outstanding principal amount of A-4 Notes:                                                              $180,449,000.00
        (ii)  A-4 Note Pool Factor:                                                                                       1.0000000

   (e) (i)  outstanding principal amount of B Notes:                                                                 $16,981,505.44
        (ii)  C Note Pool Factor:                                                                                         0.6792602

   (f) (i)  Certificate Balance                                                                                      $10,938,000.00
        (ii)  Certificate Pool Factor:                                                                                    1.0000000

(5)  Amount of Servicing Fee:                                                                                           $340,548.01
        per $1,000 Beginning of Collection Period:                                                                        1.4599426

(6)  Amount of Administration Fee:                                                                                          $166.67
        per $1,000 Beginning of Collection Period:                                                                        0.0007145

(7)  Aggregate Purchase Amounts for Collection Period:                                                                        $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                                  $0.00

(9)  Amount in Spread Account:                                                                                       $12,499,977.37

(10)  Amount in Pre-Funding Account:                                                                                          $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                    NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                       $0.00



CASE EQUIPMENT LOAN TRUST 1998-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                                                                             15-Jan-99

(1)  Payment of Administration Fee to Administrator:                                                                        $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                     $2,244,349.66

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                            $51,309,222.55

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                         $54,143.10

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                              $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                              $340,548.01

(7) Release to Seller from Excess Collections over Distributions                                                              $0.00

Check for Error                                                                                             NO ERROR
Sum of Above Distributions                                                                                  $53,948,429.99
Total Distribution Amount plus Releases to Seller                                                           $53,948,429.99



CASE EQUIPMENT LOAN TRUST 1998-A
SERVICER'S CERTIFICATE

$72,113,000 Class A-1  5.545% Asset Backed Notes due March 15, 1999
$190,750,000 Class A-2  5.592% Asset Backed Notes due July 16, 2001
$145,750,000 Class A-3  5.740% Asset Backed Notes due August 15, 2002
$180,449,000 Class A-4  5.830% Asset Backed Notes due February 15, 2005
$25,000,000 Class B  5.940% Asset Backed Notes due February 15, 2005
$10,938,000  5.940% Asset Backed Certificates due February 15, 2005


Payment Date:                                                                                                             15-Jan-99
(1)  Total Distribution Amount:                                                                                      $53,948,429.99

(2)  Administration Fee:                                                                                                    $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                      $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                       $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                $576,279.76

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                       $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                                $697,170.83

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                       $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                                $876,681.39

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                      $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                                  $94,217.68

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                        $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                             $2,244,349.66
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                             0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                        $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                       $49,256,853.65

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                            96.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                               $49,256,853.65

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                             0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                        $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                                $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                             0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                        $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                          $2,052,368.90

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                               4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                           $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                  $2,052,368.90

(34)  Noteholders' Principal Distribution Amount:                                                                    $51,309,222.55

(35)  Noteholders' Distributable Amount:                                                                             $53,553,572.21


(36)  Deposit to Spread Account (from excess collections):                                                              $394,691.11



(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                   $12,499,977.37
   The Lesser of:

   (a) 2.00% of the Initial Pool Balance                                                                             $12,499,977.37


   (b) the Note Balance                                                                                             $413,599,636.03

(38)  Spread Account Balance over the Specified Spread Account Balance:                                                 $394,691.11

(39)  Certificateholders' Interest Distributable Amount:                                                                 $54,143.10

(40)  Certificateholders' Interest Carryover Shortfall:                                                                       $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificateholders                          0.00%

(42) Certificateholders' Principal Distributable Amount applicable to current period                                          $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                                      $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                                     $0.00

(45)  Certificateholders' Distributable Amount:                                                                          $54,143.10

(46)  Servicing Fee:                                                                                                    $340,548.01

(47)  Excess Amounts Distributed To Seller:
   (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                                      $0.00
   (b) Release of Excess Amount in Negative Carry Account                                                                     $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account                                                                                         $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                  $475,846,858.58

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                        $0.00
           A-1 Note Pool Factor:                                                                                          0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                               $70,419,130.59
           A-2 Note Pool Factor:                                                                                          0.3691698

           Outstanding Principal Balance of A-3 Notes:                                                              $145,750,000.00
           A-3 Note Pool Factor:                                                                                          1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                              $180,449,000.00
           A-4 Note Pool Factor:                                                                                          1.0000000

           Outstanding Principal Balance of B Notes:                                                                 $16,981,505.44
           B Note Pool Factor:                                                                                            0.6792602

           Outstanding Principal Balance of the Certificates:                                                        $10,938,000.00
           Certificate Pool Factor:                                                                                       1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                               $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                                  $0.00

(53)  Spread Account Balance after giving effect to all distributions:                                               $12,499,977.37


CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B 5.990% Asset Backed Notes due October 17, 2005 $12,400,000 Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

                                                                23-Jan-99
                                                                05:25 AM
                                                             File: US98bl.xls
Prepared by  Sally Nelson (414) 636-5637

NPV Data Input Section                                          05-Jan-99             05-Jan-99      05-Jan-99  05-Jan-99  05-Jan-99
Scheduled cash flows as of the indicated cutoff date                      Pool 1         Pool 2         Pool 3     Pool 4     Pool 5
Row 0 is total delinquent amount valued without discounting         6,697,765.04   1,301,657.63   1,026,564.25       0.00       0.00
                                                                    8,576,423.32   1,710,035.15   2,224,173.24       0.00       0.00
                                                                    7,969,089.64   1,689,161.79   1,718,216.67       0.00       0.00
                                                                   14,591,965.94   1,811,601.82   1,702,566.66       0.00       0.00
                                                                   17,180,910.80   1,821,324.30   1,714,180.82       0.00       0.00
                                                                   15,696,559.83   1,744,315.56   1,775,524.76       0.00       0.00
                                                                   15,325,595.06   1,716,069.86   2,137,821.48       0.00       0.00
                                                                    9,859,773.55   1,805,765.12   6,063,595.51       0.00       0.00
                                                                    8,148,887.77   1,727,893.91   4,220,842.27       0.00       0.00
                                                                    7,571,274.01   1,716,179.96   1,755,389.33       0.00       0.00
                                                                    8,131,190.26   1,817,737.48   1,977,839.54       0.00       0.00
                                                                    9,168,126.73   1,820,358.83   2,013,324.54       0.00       0.00
                                                                   11,138,306.91   1,796,538.21   2,159,051.39       0.00       0.00
                                                                    8,214,802.09   1,638,328.30   2,099,586.03       0.00       0.00
                                                                    7,630,470.73   1,509,410.47   1,646,429.56       0.00       0.00
                                                                   14,320,406.76   1,657,957.39   1,638,571.09       0.00       0.00
                                                                   16,732,182.33   1,666,997.38   1,634,998.29       0.00       0.00
                                                                   15,112,558.31   1,567,907.10   1,613,674.05       0.00       0.00
                                                                   14,652,551.92   1,559,315.54   1,962,026.27       0.00       0.00
                                                                    9,175,534.21   1,631,531.97   5,955,177.98       0.00       0.00
                                                                    7,374,677.16   1,534,070.92   3,872,236.94       0.00       0.00
                                                                    6,727,061.80   1,515,219.80   1,615,324.07       0.00       0.00
                                                                    7,325,476.70   1,573,030.18   1,807,985.04       0.00       0.00
                                                                    8,380,037.22   1,524,657.36   1,933,491.94       0.00       0.00
                                                                    9,962,161.30   1,473,650.77   1,940,613.38       0.00       0.00
                                                                    7,193,075.45   1,375,766.24   1,942,474.57       0.00       0.00
                                                                    6,881,968.81   1,219,750.57   1,522,589.03       0.00       0.00
                                                                   13,402,273.68   1,320,814.80   1,482,402.94       0.00       0.00
                                                                   15,588,650.60   1,258,656.85   1,464,312.58       0.00       0.00
                                                                   13,609,045.77   1,133,412.27   1,469,177.95       0.00       0.00
                                                                   12,910,280.01   1,079,477.07   1,810,758.15       0.00       0.00
                                                                    7,383,015.30   1,130,314.58   5,658,117.53       0.00       0.00
                                                                    5,580,169.55   1,034,124.72   3,551,056.64       0.00       0.00
                                                                    4,696,200.32     999,649.24   1,284,836.70       0.00       0.00
                                                                    5,296,923.65   1,025,506.85   1,440,271.08       0.00       0.00
                                                                    6,087,291.77   1,018,836.04   1,515,171.31       0.00       0.00
                                                                    7,164,708.05     962,203.91   1,572,490.33       0.00       0.00
                                                                    5,162,339.86     864,418.29   1,522,481.29       0.00       0.00
                                                                    4,715,998.65     736,522.66   1,145,083.88       0.00       0.00
                                                                    7,935,443.14     770,490.41   1,131,217.97       0.00       0.00
                                                                   10,590,026.00     697,096.87   1,100,888.40       0.00       0.00
                                                                    8,872,739.51     599,836.72   1,148,900.09       0.00       0.00
                                                                    8,260,957.13     557,397.20   1,367,021.00       0.00       0.00
                                                                    4,033,386.03     533,376.90   4,307,322.51       0.00       0.00
                                                                    2,497,527.83     468,052.74   2,248,699.65       0.00       0.00
                                                                    1,691,567.31     442,565.89     434,219.31       0.00       0.00
                                                                    2,166,112.06     410,839.02     567,746.32       0.00       0.00
                                                                    2,749,511.88     451,097.33     703,150.13       0.00       0.00
                                                                    3,556,120.03     394,174.32     775,800.07       0.00       0.00
                                                                    2,104,097.61     311,707.41     666,500.18       0.00       0.00
                                                                    1,978,480.07     244,612.04     412,596.78       0.00       0.00
                                                                    4,262,507.88     238,512.12     280,454.79       0.00       0.00
                                                                    6,187,473.82     231,210.68     299,306.36       0.00       0.00
                                                                    4,987,193.72     125,369.03     304,503.10       0.00       0.00
                                                                    4,781,323.41      91,143.33     586,943.23       0.00       0.00
                                                                    1,515,902.52      43,405.25   2,524,210.76       0.00       0.00
                                                                      446,459.63      23,659.78   1,275,104.02       0.00       0.00
                                                                      160,380.38      23,659.78      84,132.67       0.00       0.00
                                                                      219,365.82      17,246.87     181,648.08       0.00       0.00
                                                                      260,696.44      74,475.21     172,073.83       0.00       0.00
                                                                      268,019.91       7,755.20     139,820.39       0.00       0.00
                                                                       52,695.79       7,755.20      25,908.95       0.00       0.00
                                                                       50,016.70       7,755.20       7,965.05       0.00       0.00
                                                                      376,441.84       7,755.20       5,002.91       0.00       0.00
                                                                      546,463.54      23,865.28       5,002.91       0.00       0.00
                                                                      120,193.30           0.00       5,002.91       0.00       0.00
                                                                      212,630.97           0.00      89,387.07       0.00       0.00
                                                                        1,170.70           0.00      80,572.23       0.00       0.00
                                                                        1,170.70           0.00       1,363.14       0.00       0.00
                                                                            0.00           0.00       1,363.14       0.00       0.00
                                                                            0.00           0.00           0.00       0.00       0.00
                                                                            0.00           0.00           0.00       0.00       0.00
                                                                            0.00           0.00           0.00       0.00       0.00
                                                                            0.00           0.00           0.00       0.00       0.00
                                                                            0.00           0.00           0.00       0.00       0.00

Total Time Balance of Scheduled Cash Flows                        462,221,806.53  63,294,985.87 106,524,257.03       0.00       0.00


CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B 5.990% Asset Backed Notes due October 17, 2005
   $12,400,000 Deferred Purchase Price
           $100,000 5.990% Asset Backed Certificates due October 17, 2005

Prepared by  Sally Nelson  (414) 636-5637                                                  01/23/99
Scheduled Payment Date                                                                                                    15-Jan-99
Actual Payment Date                                                                                                       15-Jan-99
Collection Period Begin Date                                                                                              05-Dec-98
Collection Period End Date                                                                31-Jul-98                       05-Jan-99
Days in accrual period (30/360)                                                                                                  30
Days in accrual period (ACT/360)                                                                                                 31

PART I -- MONTHLY DATA INPUT

Receipts During the Period                                                                                          $27,210,414.64

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                   $0.00
    Government obligors                                                                                                       $0.00
          Total Warranty Repurchases                                                                                          $0.00

Total Collections For The Period                                                                                     $27,210,414.64

   Pool Balance (Beg. of Collection Period)                                                                         $565,233,168.51
   Pool Balance (End of Collection Period)                                                                          $541,766,360.35

Total Receivables Collection                                                                                         $27,210,414.64
Negative Carry Withdrawls                                                                                                     $0.00
Yield Supplement Withdrawals                                                                                                  $0.00
Spread Account Withdrawals to Pay NoteHolders                                                                                 $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                                       $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                                             $130,698.32
Pre-Funding Account Reinvestment Income                                                                                       $0.00

   Total Distribution Amount                                                                                         $27,341,112.96

MISCELLANEOUS DATA

   TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                           $2,199,256.12
    Scheduled Amounts 60 days or more past due                                                                          $775,744.85
    Net Losses on Liquidated Receivables                                                                                      $0.00
    Number of Loans at Beginning of Period                                                                                   19,801
    Number of Loans at End of Period                                                                                         19,498
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                                  $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                        $0.00

    Pre-Funding Account Reinvestment Income                                                                                   $0.00


CASE EQUIPMENT LOAN TRUST 1998-B
$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B 5.990% Asset Backed Notes due October 17, 2005
  $12,400,000 Deferred Purchase Price
           $100,000 5.990% Asset Backed Certificates due October 17, 2005

Actual Payment Date                                                                                                       15-Jan-99
Collection Period Begin Date                                                                                              05-Dec-98
Collection Period End Date                                                                                                05-Jan-99

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)                    $565,233,168.51
   A-1 Note Beginning Principal Balance                                                                              $54,761,362.38
   A-2 Note Beginning Principal Balance                                                                             $200,000,000.00
   A-3 Note Beginning Principal Balance                                                                             $140,000,000.00
   A-4 Note Beginning Principal Balance                                                                             $134,794,000.00
   B Note Beginning Principal Balance                                                                                $23,177,806.13
   Deferred Purchase Price Beginning Principal Balance                                                               $12,400,000.00
   Certificate Beginning Principal Balance                                                                              $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                          $541,766,360.35
   A-1 Note Principal Balance (End of Period)                                                                        $32,801,705.94
                      A-1 Note Pool Factor (End of Period)                                                                0.2910378
   A-2 Note Principal Balance (End of Period)                                                                       $200,000,000.00
                      A-2 Note Pool Factor (End of Period)                                                                1.0000000
   A-3 Note Principal Balance (End of Period)                                                                       $140,000,000.00
                      A-3 Note Pool Factor (End of Period)                                                                1.0000000
   A-4 Note Principal Balance (End of Period)                                                                       $134,794,000.00
                      A-4 Note Pool Factor (End of Period)                                                                1.0000000
   B Note Principal Balance (End of Period)                                                                          $21,670,654.41
                      B Note Pool Factor (End of Period)                                                                  0.8668262
   Deferred Purchase Price Principal Balance (End of Period)                                                         $12,400,000.00
                      Deferred Purchase Price Pool Factor (End of Period)                                                 1.0000000
   Certificate Principal Balance (end of Period)                                                                        $100,000.00
                      Certificate Pool Factor (endof Period)                                                              1.0000000

Collateral Value Decline                                                                                             $23,466,808.16
   Pool Balance (Beg. of Collection Period)                                                                         $565,233,168.51
   Pool Balance (End of Collection Period)                                                                          $541,766,360.35

Total Distribution Amount (TDA)                                                                                      $27,341,112.96
   Total Collections and Investment Income for the Period                                                            $27,341,112.96
   Negative Carry Withdrawls                                                                                                  $0.00
   Yield Supplement Withdrawals                                                                                               $0.00

Principal Distribution Amount  (PDA)                                                                                 $23,466,808.16

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                              $23,466,808.16
   A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                   $21,959,656.45
   A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                            $0.00
   A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                            $0.00
   A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                            $0.00
   B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $1,507,151.71
   Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                     $0.00
   Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                                        $0.00

Interest Distributable Amount                                                                                         $2,735,333.91
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                   $264,425.13
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                   $950,000.00
   Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                   $677,833.33
   Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                   $664,983.73
   Noteholders' Interest Distributable Amount applicable to B Notes                                                     $115,695.88
   Deferred Purchase Price Interest Distributable Amount                                                                 $61,896.67
   Certificateholders'  Interest Distributable Amount                                                                       $499.17

Spread Account
   Beginning Spread Account Balance                                                                                  $12,499,916.99
   Deposit to Spread Account from Pre-Funding Account                                                                         $0.00
   Deposit to Spread Account from Excess Collections over Distributions                                               $1,201,200.06
   Distribution from Spread Account for Interest / Principal Shortfall                                                        $0.00

   Specified Spread Account Balance                                                                                  $12,499,916.99
   Ending Spread Account Balance (after distributions)                                                               $12,499,916.99

Credit Enhancement                                                                                                            2.31%
   Spread account % of Ending Pool Balance                                                                                    2.31%
   Overcollateralization % of Ending Pool Balance                                                                             0.00%

Scheduled Amounts 30 - 59 days past due                                                                               $2,199,256.12
                      as % of Ending Pool Balance                                                                             0.41%
Scheduled Amounts 60 days or more past due                                                                              $775,744.85
                      as % of Ending Pool Balance                                                                             0.14%
Net Losses on Liquidated Receivables                                                                                          $0.00
                      as % of Ending Pool Balance                                                                             0.00%


PART III -- SERVICING CALCULATIONS                                                                                     15-JAN-99

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                           Pool 1 (Retail) Cutoff                       Pool 1


Wtd. Avg. APR                                                                                8.559%                       8.559%
Contract Value (Beg. of Collection Period), by origination pool                                                  $415,584,511.25
Contract Value  (End of Collection Period), by origination pool                     $450,900,288.88              $396,429,732.50
                                                                                    ---------------              ---------------
Contract Value Decline                                                                                            $19,154,778.75
                                                                                                                           4.61%
Initial Pool Balance                                                                                             $624,995,849.39
Pool Balance (End of Collection Period)                                                                          $541,766,360.35

Collections and Investment Income for the period                                                                  $27,341,112.96
Negative Carry Withdrawls                                                                                                  $0.00
Yield Supplement Withdrawals                                                                                               $0.00

Total Distribution Amount (TDA)                                                                                   $27,341,112.96
Principal Distribution Amount  (PDA)                                                                              $23,466,808.16

Initial B Percentage                                                                                                      4.000%
Unscheduled Principal (per pool)                                                                                   $4,709,085.84
Total Unscheduled Principal                                                                                        $4,709,085.84

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                                           Pool 2                       Pool 3


Wtd. Avg. APR                                                                                8.559%                       8.668%
Contract Value (Beg. of Collection Period), by origination pool                      $57,183,106.35               $92,465,550.91
Contract Value  (End of Collection Period), by origination pool                      $55,190,094.80               $90,146,533.05
                                                                                     --------------               --------------
Contract Value Decline                                                                $1,993,011.55                $2,319,017.86
                                                                                              3.49%                        2.51%
Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Withdrawls
Yield Supplement Withdrawals

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)

Initial B Percentage
Unscheduled Principal (per pool)                                                              $0.00                        $0.00
Total Unscheduled Principal

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                                           Pool 4                       Pool 5


Wtd. Avg. APR                                                                                0.000%                       0.000%
Contract Value (Beg. of Collection Period), by origination pool                               $0.00                        $0.00
Contract Value  (End of Collection Period), by origination pool                               $0.00                        $0.00
                                                                                              -----                        -----
Contract Value Decline                                                                        $0.00                        $0.00
                                                                                            100.00%                      100.00%
Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Withdrawls
Yield Supplement Withdrawals

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)

Initial B Percentage
Unscheduled Principal (per pool)                                                              $0.00
Total Unscheduled Principal

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

Principal Distributable Amount                                                                                     23,466,808.16

A-1 Note Beginning Principal Balance                                                                              $54,761,362.38
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                               93.58%
Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time Excess Prefund Acct. Pmt.)        $21,959,656.45
One-Time Excess Prefunding Account Payment                                                                                 $0.00
A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                   $21,959,656.45

Principal Distributable Amount Remaining                                                                           $1,507,151.71

A-2 Note Beginning Principal Balance                                                                             $200,000,000.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                                                0.00%
A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                            $0.00

Principal Distributable Amount Remaining                                                                           $1,507,151.71

A-3 Note Beginning Principal Balance                                                                             $140,000,000.00
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                                0.00%
A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                            $0.00

Principal Distributable Amount Remaining                                                                           $1,507,151.71

A-4 Note Beginning Principal Balance                                                                             $134,794,000.00
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-4 Noteholders' Share of the Principal Distribution Amount                                                                0.00%
A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                            $0.00

Principal Distributable Amount Remaining                                                                           $1,507,151.71

B Note Beginning Principal Balance                                                                                $23,177,806.13
B Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
B Noteholders' Share of the Principal Distribution Amount                                                                  6.42%
B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $1,507,151.71

Principal Distributable Amount Remaining                                                                                   $0.00

Deferred Purchase Price Beginning Principal Balance                                                               $12,400,000.00
Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                    $0.00
Deferred Purchase Price Share of the Principal Distribution Amount                                                         0.00%
Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                     $0.00

Certificate Purchase Price Beginning Principal Balance                                                               $100,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
Certificateholders' Share of the Principal Distribution Amount                                                             0.00%
Certificateholders' Principal Distributable Amount (including Carryover Shortfall)                                         $0.00

Interest Accrued on Class A-1 Notes this period                                             5.6075%                  $264,425.13
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                   $264,425.13

Interest Accrued on Class A-2 Notes this period                                             5.7000%                  $950,000.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                   $950,000.00

Interest Accrued on Class A-3 Notes this period                                             5.8100%                  $677,833.33
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                   $677,833.33

Interest Accrued on Class A-4 Notes this period                                             5.9200%                  $664,983.73
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                   $664,983.73

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                  $2,557,242.19
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Offered Noteholders' Interest Distributable Amount                                                                 $2,557,242.19

Interest Accrued on Class B Notes this period                                               5.9900%                  $115,695.88
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                                     $115,695.88

Interest Accrued on Deferred Purchase Price this period                                     5.9900%                   $61,896.67
Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                     $0.00
Interest Due (in Arrears) on Above Shortfall                                                                               $0.00
Deferred Purchase Price Interest Distributable Amount                                                                 $61,896.67

Interest Accrued on Certificates this period                                                5.9900%                      $499.17
Certificateholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
Interest Due (in Arrears) on Above Shortfall                                                                               $0.00
Certificateholders' Interest Distributable Amount                                                                        $499.17


3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                                                                $27,341,112.96

Administration Fee Shortfall (Previous Period)                                                                             $0.00
Administration Fee Accrued during this Period                                               $500.00                      $166.67
Administration Fee Paid this Period from TDA                                                                             $166.67
Administration Fee Shortfall                                                                                               $0.00

Total Distribution Amount Remaining                                                                               $27,340,946.29

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-1 Notes this period                                                                      $264,425.13
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                              $264,425.13
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                             $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-2 Notes this period                                                                      $950,000.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                              $950,000.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                             $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-3 Notes this period                                                                      $677,833.33
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                              $677,833.33
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                             $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-4 Notes this period                                                                      $664,983.73
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                              $664,983.73
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                             $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                        $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                  $2,557,242.19
Offered Noteholders' Interest Paid this Period from TDA                                                            $2,557,242.19
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                                                               $24,783,704.10

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                          $0.00
Interest Due (in Arrears) on above Shortfall                                                                               $0.00
Interest Accrued on B Notes this period                                                                              $115,695.88
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                                $115,695.88
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                               $0.00

Total Distribution Amount Remaining                                                                               $24,668,008.22

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                            $21,959,656.45
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                     $21,959,656.45
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                                                                $2,708,351.77

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                     $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                              $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                                                                $2,708,351.77

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                     $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                              $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                                                                $2,708,351.77

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                     $0.00
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                              $0.00
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

Total Distribution Amount Remaining                                                                                $2,708,351.77

B Noteholders' Principal Carryover Shortfall (Previous Period)                                                             $0.00
B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                               $1,507,151.71
B Noteholders' Principal Distributable Amount Paid from TDA                                                        $1,507,151.71
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                  $0.00

Total Excess Distribution Amount Remaining                                                                         $1,201,200.06

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                                                      $0.00

New Collateral Purchased                                                                                                   $0.00
Deposit to Spread Account                                                                     2.00%                        $0.00
Deposit to Yield Supplement Account                                                                                        $0.00
                                                                                                                           -----
Payment to Seller                                                                                                          $0.00
Payment to Class A-1 after Funding is Complete                                                                             $0.00

Ending Pre-Funding Account Balance                                                                                         $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                                                              $0.00

Adjusted Ending Pre-Funding Account Balance                                                                                $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                                                   $0.00
Negative Carry                                                                                                         3.268374%
Number of Days Remaining                                                                                                 30 days

Pre-Funded Percentage                                                                                                     0.000%
Negative Carry Withdrawls                                                                                                  $0.00
Cumulative Negative Carry Withdrawls                                                                                 $300,471.65
Maximum Negative Carry Amount                                                                                              $0.00
Required Negative Carry Account Balance                                                                                    $0.00
Interim Ending Negative Carry Account Balance                                                                              $0.00
Negative Carry Amount Released to Seller                                                                                   $0.00

Ending Negative Carry Account Balance                                                                                      $0.00


6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance                                                                         $2,245,332.87
Deposit to Yield Supplement Account from Pre-Funding Account                                                               $0.00
Receivables Percentage                                                                                                   100.00%
Withdrawal of Yield Supplement Amount                                                                                      $0.00
Maximum Yield Supplement Amount                                                                                    $2,245,332.87
Required Yield Supplement Amount                                                                                   $2,245,332.87
Interim Yield Supplement Account Balance                                                                           $2,245,332.87
Yield Supplement Amount Released to Seller                                                                                 $0.00

Ending Yield Supplement Account Balance                                                                            $2,245,332.87

7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                                                  $12,499,916.99
Deposit to Spread Account from Pre-Funding Account                                                                         $0.00
Deposit to Spread Account from Excess Collections over Distributions                                               $1,201,200.06

Distribution from Spread Account to Noteholders' Distr. Account                                                            $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                      $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                      $0.00
Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                 $0.00

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                        $0.00

Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                 $0.00
Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00

Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                                 $0.00
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                           $0.00

Preliminary Spread Account Balance Remaining                                                                      $13,701,117.05

Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                                 $0.00
Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                 NO
12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                          $0.00
Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                        NO
60 day or > Delinquent Scheduled Amounts                                                                             $775,744.85
Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                             NO
Are any of the three conditions "YES"?                                                                    NO

Preliminary A-1 Note Principal Balance (End of Period)                                                            $32,801,705.94
Preliminary A-2 Note Principal Balance (End of Period)                                                           $200,000,000.00
Preliminary A-3 Note Principal Balance (End of Period)                                                           $140,000,000.00
Preliminary A-4 Note Principal Balance (End of Period)                                                           $134,794,000.00
Preliminary B Note Principal Balance (End of Period)                                                              $21,670,654.41
Preliminary Total Principal Balance of Notes  (End of Period)                                                    $529,266,360.35

Specified Spread Account Balance                                                                                   12,499,916.99
Lesser of:
(a) 2.00% of the Initial Pool Balance                                                         2.00%                12,499,916.99

(b) the Note Balance                                                                                              529,266,360.35

Preliminary Spread Account Balance Remaining                                                                      $13,701,117.05
Preliminary Excess Amount in Spread Account                                                                        $1,201,200.06
Preliminary Shortfall Amount in Spread Account                                                                             $0.00

Deposit to Spread Account from Remaing Excess Distribution                                                                 $0.00

Spread Account Excess                                                                                              $1,201,200.06

Ending Spread Account Balance (after distributions)                                                               $12,499,916.99
Net Change in Spread Account Balance                                                                                       $0.00

Total Excess Distribution Amount Remaining                                                                         $1,201,200.06

Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                     $0.00
Interest Due (in Arrears) on Above Shortfall                                                                               $0.00
Interest Accrued on Deferred Purchase Price this period                                                               $61,896.67
Deferred Purchase Price Interest Paid from Excess Distribution                                                        $61,896.67
Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                          $0.00

Certificateholders' Interest Carryover Shortfall (Previous Period)                                                         $0.00
Interest Due (in Arrears) on Above Shortfall                                                                               $0.00
Interest Accrued on Certificates this period                                                                             $499.17
Certificateholders' Interest Paid from Excess Distribution                                                               $499.17
Certificateholders' Interest Carryover Shortfall (Current Period)                                                          $0.00

Total Excess Distribution Amount Remaining                                                                         $1,138,804.22

Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                    $0.00
Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall)                      $0.00
Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                $0.00
Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                         $0.00

Certificateholders' Principal Carryover Shortfall (Previous Period)                                                        $0.00
Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                          $0.00
Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                    $0.00
Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                             $0.00

Total Excess Distribution Amount Remaining                                                                         $1,138,804.22

Servicing Fee Shortfall (Previous Period)                                                                                  $0.00
Servicing Fees Accrued during this Period                                                     1.00%                  $471,027.64
Adjustment to Servicing Fee                                                                                                $0.00
Adjustment to Excess Distribution Amount Remaining                                                                         $0.00
Servicing Fees Paid this Period from Excess Distribution                                                             $471,027.64
Servicing Fee Shortfall                                                                                                    $0.00

Total Excess Distribution Amount Remaining                                                                           $667,776.58


8.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                         $0.00
Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                           $0.00
A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
B Noteholders' Principal Carryover Shortfall (Current Period)                                                              $0.00
Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                                     $0.00
Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                                    $0.00
Certificateholders' Interest Carryover Shortfall  (Current Period)                                                         $0.00
Certificateholders' Principal Carryover Shortfall  (Current Period)                                                        $0.00

A-1 Note Principal Balance (End of Period)                                                                        $32,801,705.94
A-2 Note Principal Balance (End of Period)                                                                       $200,000,000.00
A-3 Note Principal Balance (End of Period)                                                                       $140,000,000.00
A-4 Note Principal Balance (End of Period)                                                                       $134,794,000.00
B Note Principal Balance (End of Period)                                                                          $21,670,654.41
Deferred Purchase Price Principal Balance (End of Period)                                                         $12,400,000.00
Certificate Principal Balance (end of Period)                                                                        $100,000.00
Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                       $541,766,360.35

A-1 Note Pool Factor (End of Period)                                                       $112,706,000.00             0.2910378
A-2 Note Pool Factor (End of Period)                                                       $200,000,000.00             1.0000000
A-3 Note Pool Factor (End of Period)                                                       $140,000,000.00             1.0000000
A-4 Note Pool Factor (End of Period)                                                       $134,794,000.00             1.0000000
B Note Pool Factor (End of Period)                                                          $25,000,000.00             0.8668262
Deferred Purchase Price Pool Factor (End of Period)                                         $12,400,000.00             1.0000000
Certificate Pool Factor (endof Period)                                                         $100,000.00             1.0000000
Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                        0.8668262

Specified Spread Account Balance (after all distributions and adjustments)                                        $12,499,916.99

Yield Supplement Account Balance (after alldistributions and adjustment):                                          $2,245,332.87


CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO NOTEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B 5.990% Asset Backed Notes due October 17, 2005
  $12,400,000 Deferred Purchase Price
           $100,000 5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                         15-Jan-99

(1)  Amount of principal being paid on the Notes:

   (a)  A-1 Notes:                                                                                               $21,959,656.45
        per $1,000 original principal amount:                                                                           $194.84

   (b)   A-2 Notes:                                                                                                       $0.00
         per $1,000 original principal amount:                                                                            $0.00

   (c)   A-3 Notes:                                                                                                       $0.00
         per $1,000 original principal amount:                                                                            $0.00

   (d)   A-4 Notes:                                                                                                       $0.00
         per $1,000 original principal amount:                                                                            $0.00

   (e)   B Notes:                                                                                                 $1,507,151.71
         per $1,000 original principal amount:                                                                           $60.29

   (f)   Total                                                                                                   $23,466,808.16

(2) Interest Paid on the Notes

   (a)  A-1 Notes:                                                                                                  $264,425.13
        per $1,000 original principal amount:                                                                             $2.35

   (b)   A-2 Notes:                                                                                                 $950,000.00
         per $1,000 original principal amount:                                                                            $4.75

   (c)  A-3 Notes:                                                                                                  $677,833.33
        per $1,000 original principal amount:                                                                             $4.84

   (d)  A-4 Notes:                                                                                                  $664,983.73
        per $1,000 original principal amount:                                                                             $4.93

   (e)  B Notes:                                                                                                    $115,695.88
        per $1,000 original principal amount:                                                                             $4.63

   (f)  Total                                                                                                     $2,672,938.07

(3) Pool Balance at the end of the related Collection Period                                                    $541,766,360.35

(4)  After giving effect to distributions on current Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                                           $32,801,705.94
       (ii)  A-1 Note Pool Factor:                                                                                    0.2910378

   (b) (i)  outstanding principal amount of A-2 Notes:                                                          $200,000,000.00
       (ii)  A-2 Note Pool Factor:                                                                                    1.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                                          $140,000,000.00
       (ii)  A-3 Note Pool Factor:                                                                                    1.0000000

   (d) (i)  outstanding principal amount of A-4 Notes:                                                          $134,794,000.00
       (ii)  A-4 Note Pool Factor:                                                                                    1.0000000

   (e) (i)  outstanding principal amount of B Notes:                                                             $21,670,654.41
       (ii)  B Note Pool Factor:                                                                                      0.8668262

   (f) (i)  Deferred Purchase Price Balance                                                                      $12,400,000.00
       (ii)  Deferred Purchase Price Pool Factor:                                                                     1.0000000

   (g) (i)  Certificate Balance                                                                                     $100,000.00
       (ii)  Certificate Pool Factor:                                                                                1.00000000

(5)  Amount of Servicing Fee:                                                                                       $471,027.64
        per $1,000 Beginning of Collection Period:                                                                   1.13341000

(6)  Amount of Administration Fee:                                                                                      $166.67
        per $1,000 Beginning of Collection Period:                                                                   0.00040104

(7)  Aggregate Purchase Amounts for Collection Period:                                                                    $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                              $0.00

(9)  Amount in Spread Account:                                                                                   $12,499,916.99

(10)  Amount in Pre-Funding Account:                                                                                      $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                     NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                   $0.00

(13)  Amount in Yield Supplement Account:                                                                         $2,245,332.87


CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO CERTIFICATEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B 5.990% Asset Backed Notes due October 17, 2005
  $12,400,000 Deferred Purchase Price
           $100,000 5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                         15-Jan-99

(1)  Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                                               $21,959,656.45
        per $1,000 original principal amount:                                                                           $194.84

   (b)  A-2 Notes:                                                                                                        $0.00
        per $1,000 original principal amount:                                                                             $0.00

   (c)  A-3 Notes:                                                                                                        $0.00
        per $1,000 original principal amount:                                                                             $0.00

   (d)  A-4 Notes:                                                                                                        $0.00
        per $1,000 original principal amount:                                                                             $0.00

   (e)  B Notes:                                                                                                  $1,507,151.71
        per $1,000 original principal amount:                                                                            $60.29

   (f)  Deferred Purchase Price:                                                                                          $0.00
        per $1,000 original principal amount:                                                                             $0.00

   (g)  Certificates:                                                                                                      0.00
        per $1,000 original principal amount:                                                                             $0.00

   (h)  Total:                                                                                                   $23,466,808.16

(2)   Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                                                  $264,425.13
        per $1,000 original principal amount:                                                                             $2.35

   (b)  A-2 Notes:                                                                                                  $950,000.00
        per $1,000 original principal amount:                                                                             $4.75

   (c)  A-3 Notes:                                                                                                  $677,833.33
        per $1,000 original principal amount:                                                                             $4.84

   (d)  A-4 Notes:                                                                                                  $664,983.73
        per $1,000 original principal amount:                                                                             $4.93

   (e)  B Notes:                                                                                                    $115,695.88
        per $1,000 original principal amount:                                                                             $4.63

   (f)  Deferred Purchase Price:                                                                                     $61,896.67
        per $1,000 original principal amount:                                                                             $4.99

   (g)  Certificates:                                                                                                   $499.17
        per $1,000 original principal amount:                                                                             $4.99

   (h)  Total:                                                                                                    $2,735,333.91

(3)  Pool Balance at end of related Collection Period:                                                          $541,766,360.35

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                                           $32,801,705.94
       (ii)  A-1 Note Pool Factor:                                                                                    0.2910378

   (b) (i)  outstanding principal amount of A-2 Notes:                                                          $200,000,000.00
       (ii)  A-2 Note Pool Factor:                                                                                    1.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                                          $140,000,000.00
       (ii)  A-3 Note Pool Factor:                                                                                    1.0000000

   (d) (i)  outstanding principal amount of A-4 Notes:                                                          $134,794,000.00
       (ii)  A-4 Note Pool Factor:                                                                                    1.0000000

   (e) (i)  outstanding principal amount of B Notes:                                                             $21,670,654.41
       (ii)  C Note Pool Factor:                                                                                      0.8668262

   (f) (i)  Deferred Purchase Price Balance                                                                      $12,400,000.00
       (ii)  Certificate Pool Factor:                                                                                 1.0000000

   (g) (i)  Certificate Balance                                                                                      100,000.00
       (ii)  Certificate Pool Factor:                                                                                 1.0000000

(5)  Amount of Servicing Fee:                                                                                       $471,027.64
        per $1,000 Beginning of Collection Period:                                                                    1.1334100

(6)  Amount of Administration Fee:                                                                                      $166.67
        per $1,000 Beginning of Collection Period:                                                                    0.0004010

(7)  Aggregate Purchase Amounts for Collection Period:                                                                    $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                              $0.00

(9)  Amount in Spread Account:                                                                                   $12,499,916.99

(10)  Amount in Pre-Funding Account:                                                                                      $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                  NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                   $0.00

(13)  Amount in Yield Supplement Account:                                                                         $2,245,332.87


CASE EQUIPMENT LOAN TRUST 1998-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B 5.990% Asset Backed Notes due October 17, 2005
   $12,400,000 Deferred Purchase Price
           $100,000 5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                                          15-Jan-99

(1)  Payment of Administration Fee to Administrator:                                                                     $166.67

(2)  Offered Noteholders' Interest Distributable Amount
     deposited into Note Distribution Account:                                                                     $2,672,938.07

(3)  Noteholders' Principal Distributable Amount to be
     deposited into Noteholders' Distribution Account:                                                            $23,466,808.16

(4)  Deferred Purchase Price Interest Distributable Amount to be
     deposited into Deferred Purchase Price Distribution Account:                                                     $61,896.67

(5)  Deferred Purchase Price Principal Distributable Amount to be
     deposited into Deferred Purchase Price Distribution Account:                                                          $0.00

(6)  Certificateholders' Interest Distributable Amount to be
     deposited into Certificateholders' Distribution Account:                                                            $499.17

(7)  Certificateholders' Principal Distributable Amount to be
     deposited into Certificateholders' Distribution Account:                                                              $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                           $471,027.64

(9) Release to Seller from Excess Collections over Distributions                                                     $667,776.58

Check for Error                                                                                           NO ERROR
Sum of Above Distributions                                                                                $27,341,112.96
Total Distribution Amount plus Releases to Seller                                                         $27,341,112.96


CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B 5.990% Asset Backed Notes due October 17, 2005
  $12,400,000 Deferred Purchase Price
           $100,000 5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                                          15-Jan-99
(1)  Total Distribution Amount:                                                                                   $27,341,112.96

(2)  Administration Fee:                                                                                                 $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                             $264,425.13

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                    $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                             $950,000.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                    $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                             $677,833.33

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                    $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                             $664,983.73

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                   $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                              $115,695.88

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                     $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                          $2,672,938.07
      deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                    $21,959,656.45

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                         93.58%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                            $21,959,656.45

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                             $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                          0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                                     $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                             $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                          0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                     $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                             $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                          0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                      $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                     $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                       $1,507,151.71

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                            6.42%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                        $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                               $1,507,151.71

(34)  Noteholders' Principal Distribution Amount:                                                                 $23,466,808.16

(35)  Noteholders' Distributable Amount:                                                                          $26,139,746.23


(36)  Deposit to Spread Account (from excess collections):                                                         $1,201,200.06

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                $12,499,916.99
   The Lesser of:

   (a) 2.00% of the Initial Pool Balance                                                                          $12,499,916.99


   (b) the Note Balance                                                                                          $529,266,360.35

(38)  Spread Account Balance over the Specified Spread Account Balance:                                            $1,201,200.06

(39)  Deffered Purchase Price Interest Distribution Amount:                                                           $61,896.67

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                                $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price                  0.00%

(42) Deffered Purchase Price Principal Distributable Amount applicable to current period                                   $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                               $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                               $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                                    $61,896.67

(39)  Certificateholders' Interest Distribution Amount:                                                                  $499.17

(40)  Certificateholders' Interest Carryover Shortfall:                                                                    $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                             0.00%

(42) Certificates Principal Distributable Amount applicable to current period                                              $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                          $0.00

(44)  Certificates Principal Distribution Amount:                                                                          $0.00

(45)  Certificates Distribution Amount:                                                                                  $499.17

(46)  Servicing Fee:                                                                                                 $471,027.64


CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B 5.990% Asset Backed Notes due October 17, 2005
   $12,400,000 Deferred Purchase Price
           $100,000 5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                         00-Jan-00

(47)  Excess Amounts Distributed To Seller:
   (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                            $667,776.58
   (b) Release of Excess Amount in Negative Carry Account                                                                 $0.00
   (b) Release of Excess Amount in Yield Supplement Account                                                               $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account                                                                                     $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                              $565,233,168.51

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                           $32,801,705.94
           A-1 Note Pool Factor:                                                                                      0.2910378

           Outstanding Principal Balance of A-2 Notes:                                                          $200,000,000.00
           A-2 Note Pool Factor:                                                                                      1.0000000

           Outstanding Principal Balance of A-3 Notes:                                                          $140,000,000.00
           A-3 Note Pool Factor:                                                                                      1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                          $134,794,000.00
           A-4 Note Pool Factor:                                                                                      1.0000000

           Outstanding Principal Balance of B Notes:                                                             $21,670,654.41
           B Note Pool Factor:                                                                                        0.8668262

           Outstanding Principal Balance of the Deferred Purchase Price:                                         $12,400,000.00
           Deferred Purchase Price Pool Factor:                                                                       1.0000000

           Outstanding Principal Balance of the Certificates:                                                        100,000.00
           Certificate Pool Factor:                                                                                   1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                           $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                              $0.00

(53)  Spread Account Balance after giving effect to all distributions:                                           $12,499,916.99


Case Equipment Loan Trust 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005
   $21,025,000 6.20% Deferred Purchase Price
           $100,000 6.20% Asset Backed Certificates

Prepared by  Sally Nelson (414) 636-5637

NPV Data Input Section                                            05-Jan-99              05-Jan-99         05-Jan-99       05-Jan-99
Scheduled cash flows as of the indicated cutoff date                      Pool 1            Pool 2            Pool 3          Pool 4
Row 0 is total delinquent amount valued without discounting  0      3,913,674.16      2,677,032.07        794,940.93      326,024.70
                                                             1      5,178,132.90      2,453,513.67      1,557,499.04      331,825.70
                                                             2      5,480,859.10      2,965,630.73      1,822,305.35      198,202.41
                                                             3      5,415,047.37      3,827,680.52      1,688,904.18      253,145.06
                                                             4      4,761,988.43      2,958,018.77      1,956,538.78      182,192.78
                                                             5      4,644,665.08      2,479,708.21      1,894,165.29      308,642.59
                                                             6      7,064,718.57      1,916,698.66      1,842,142.65      219,274.67
                                                             7      7,412,094.36      2,611,056.95      2,114,922.36    1,091,139.13
                                                             8     21,121,948.02      3,056,792.47      3,580,859.51      221,591.35
                                                             9     17,151,279.22      2,348,897.01      2,325,252.07    1,318,785.71
                                                            10     13,951,013.38      3,354,716.82     12,831,097.43    6,880,653.60
                                                            11      7,536,431.57      3,017,692.03      8,551,914.41    2,171,880.61
                                                            12      7,078,206.67      5,428,570.65      2,782,345.21      526,293.33
                                                            13      4,390,513.26      2,606,456.11      1,917,428.75      267,480.99
                                                            14      4,639,892.46      3,137,773.53      1,713,263.29      238,436.12
                                                            15      4,570,357.35      4,721,979.82      1,677,290.82      260,467.73
                                                            16      4,207,851.10      3,567,133.49      1,939,627.37      190,044.34
                                                            17      4,181,914.00      2,893,124.00      1,828,148.39      338,461.53
                                                            18      4,649,375.10      2,637,593.55      1,789,874.62      193,705.53
                                                            19      5,684,312.92      2,967,582.39      2,005,356.56      896,254.51
                                                            20     17,930,847.49      3,332,905.40      3,224,919.39      215,171.81
                                                            21     14,054,814.07      2,826,941.91      2,242,366.18    1,366,028.67
                                                            22      9,707,684.79      2,917,492.52     12,662,151.69    6,824,318.61
                                                            23      5,628,566.65      3,299,366.12      8,468,953.70    2,152,830.95
                                                            24      6,382,983.91      4,759,357.94      2,527,419.08      525,487.46
                                                            25      3,953,028.65      2,483,316.09      1,813,577.19      266,675.12
                                                            26      4,158,336.29      3,082,782.46      1,594,528.50      237,630.25
                                                            27      4,193,472.89      3,499,634.19      1,572,887.73      258,887.95
                                                            28      3,846,316.85      3,391,487.02      1,806,207.91      186,115.89
                                                            29      3,741,812.35      2,461,324.38      1,683,057.27      336,881.75
                                                            30      4,251,162.71      1,584,180.89      1,667,906.09      192,125.75
                                                            31      5,166,842.74      1,976,824.55      1,881,402.31      884,331.10
                                                            32     16,759,385.03      2,401,359.74      2,937,596.57      213,592.03
                                                            33     13,154,308.02      2,062,821.37      1,966,059.43    1,327,375.07
                                                            34      8,656,931.21      1,981,479.07     12,335,809.36    6,754,523.64
                                                            35      4,786,252.59      1,730,480.75      8,077,198.66    2,077,491.32
                                                            36      5,434,072.22      2,196,893.44      2,133,326.16      496,715.29
                                                            37      3,172,859.99      1,572,403.01      1,487,765.60      224,642.11
                                                            38      3,166,110.21      1,963,306.07      1,257,628.78      199,130.89
                                                            39      3,119,731.24      1,992,373.75      1,204,221.45      244,162.29
                                                            40      2,852,946.82      2,109,117.99      1,363,403.00      171,390.23
                                                            41      2,885,408.83      2,010,167.32      1,328,479.18      308,779.73
                                                            42      3,259,240.16      1,264,201.01      1,279,430.11      173,123.92
                                                            43      4,001,896.34      1,405,628.02      1,526,064.02      805,125.15
                                                            44     13,684,272.22      1,059,910.52      2,313,620.90      192,425.66
                                                            45      9,478,331.62      1,060,380.75      1,561,500.97    1,290,026.06
                                                            46      5,817,777.83      1,129,175.39     10,412,545.33    6,558,541.95
                                                            47      2,791,695.14      1,060,818.19      6,651,355.85    1,935,987.48
                                                            48      3,318,419.23      1,262,808.96      1,364,121.65      416,832.34
                                                            49      1,455,307.67        921,722.53        907,836.85      136,546.60
                                                            50      1,489,414.58        728,169.02        636,320.11      128,776.08
                                                            51      1,325,091.95      1,018,577.07        532,445.15      182,994.25
                                                            52      1,064,202.41      1,341,970.28        622,953.75       87,351.94
                                                            53      1,134,394.51      1,103,935.84        640,605.67      244,252.16
                                                            54      1,463,810.15        222,242.60        586,686.75      113,441.22
                                                            55      2,362,992.56         79,749.28        799,014.35      585,805.47
                                                            56     10,117,726.03        302,891.35      1,465,332.22      130,959.21
                                                            57      6,429,753.51         80,861.17        851,310.09    1,155,440.97
                                                            58      3,571,687.30         89,459.32      8,030,577.98    6,214,444.85
                                                            59      1,182,994.37        106,377.32      5,238,378.43    1,670,381.52
                                                            60      1,265,063.78          7,213.44        888,753.14      282,761.68
                                                            61        220,165.78         19,217.85        505,047.36       69,159.38
                                                            62        161,937.13          9,491.94        133,663.39       74,593.28
                                                            63        158,307.25        100,609.82         86,467.40       61,103.02
                                                            64         21,238.46         34,119.17         62,876.24       13,216.03
                                                            65         22,370.17        130,382.97         54,421.19       26,734.25
                                                            66        133,181.56              0.00         18,685.45        3,901.29
                                                            67        118,180.66              0.00         34,303.02      100,576.33
                                                            68        515,347.89              0.00        188,886.79        7,375.08
                                                            69        352,439.24              0.00        282,681.70      563,848.78
                                                            70              0.00              0.00        445,671.91      175,873.46
                                                            71              0.00              0.00              0.00            0.00
                                                            72              0.00              0.00              0.00            0.00
                                                            73              0.00              0.00              0.00            0.00
                                                            74              0.00              0.00              0.00            0.00

Total Time Balance of Scheduled Cash Flows                        366,955,390.07    131,803,581.24    179,972,300.01   65,280,389.71


CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005
   $21,025,000 6.20% Deferred Purchase Price
           $100,000 6.20% Asset Backed Certificates


                                                                                             Settle Date
Prepared by  Sally Nelson  (414) 636-5637                                                       01/23/99
Scheduled Payment Date                                                                                                  15-Jan-99
Actual Payment Date                                                                                                     15-Jan-99
Collection Period Begin Date                                                                                            05-Dec-98
Collection Period End Date                                                                                              05-Jan-99
Days in accrual period (30/360)                                                                                                30
Days in accrual period (ACT/360)                                                                                               31

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                        $19,760,234.70

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                                 $0.00
    Government obligors                                                                                                     $0.00
          Total Warranty Repurchases                                                                                        $0.00

Total Collections For The Period                                                                                   $19,760,234.70

   Pool Balance (Beg. of Collection Period)                                                                       $634,975,196.43
   Pool Balance (End of Collection Period)                                                                        $620,018,569.67

Total Receivables Collection                                                                                       $19,760,234.70
Negative Carry Withdrawls                                                                                             $132,294.86
Yield Supplement Withdrawals                                                                                                $0.00
Spread Account Withdrawals to Pay NoteHolders                                                                               $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                                     $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                                           $383,011.41
Pre-Funding Account Reinvestment Income                                                                                     $0.00

   Total Distribution Amount                                                                                       $20,275,540.97

MISCELLANEOUS DATA

   TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                         $2,037,528.02
    Scheduled Amounts 60 days or more past due                                                                        $171,441.96
    Net Losses on Liquidated Receivables                                                                                    $0.00
    Number of Loans at Beginning of Period                                                                                 16,972
    Number of Loans at End of Period                                                                                       20,141
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                                $0.00
    Repossessed Equipment not Sold or Reassigned (End)                                                                      $0.00

    Pre-Funding Account Reinvestment Income                                                                                 $0.00

CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005
   $21,025,000 6.20% Deferred Purchase Price
           $100,000 6.20% Asset Backed Certificates

Actual Payment Date                                                                                                     15-Jan-99
Collection Period Begin Date                                                                                            05-Dec-98
Collection Period End Date                                                                                              05-Jan-99

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)                  $634,964,408.71
   A-1 Note Beginning Principal Balance                                                                            $71,364,408.71
   A-2 Note Beginning Principal Balance                                                                           $250,000,000.00
   A-3 Note Beginning Principal Balance                                                                           $110,000,000.00
   A-4 Note Beginning Principal Balance                                                                           $148,350,000.00
   B Note Beginning Principal Balance                                                                              $34,125,000.00
   Deferred Purchase Price Beginning Principal Balance                                                             $21,025,000.00
   Certificate Beginning Principal Balance                                                                            $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                        $620,007,781.95
   A-1 Note Principal Balance (End of Period)                                                                      $57,193,161.08
                            A-1 Note Pool Factor (End of Period)                                                        0.6619579
   A-2 Note Principal Balance (End of Period)                                                                     $250,000,000.00
                            A-2 Note Pool Factor (End of Period)                                                        1.0000000
   A-3 Note Principal Balance (End of Period)                                                                     $110,000,000.00
                            A-3 Note Pool Factor (End of Period)                                                        1.0000000
   A-4 Note Principal Balance (End of Period)                                                                     $148,350,000.00
                            A-4 Note Pool Factor (End of Period)                                                        1.0000000
   B Note Principal Balance (End of Period)                                                                        $33,339,620.87
                            B Note Pool Factor (End of Period)                                                          0.9769852
   Deferred Purchase Price Principal Balance (End of Period)                                                       $21,025,000.00
                            Deferred Purchase Price Pool Factor (End of Period)                                         1.0000000
   Certificate Principal Balance (end of Period)                                                                      $100,000.00
                            Certificate Pool Factor (endof Period)                                                      1.0000000

Collateral Value Decline                                                                                           $14,956,626.76
   Pool Balance (Beg. of Collection Period)                                                                       $582,948,082.34
   Pool Balance (End of Collection Period)                                                                        $620,018,569.67

Total Distribution Amount (TDA)                                                                                    $20,275,540.97
   Total Collections and Investment Income for the Period                                                          $20,143,246.11
   Negative Carry Withdrawls                                                                                          $132,294.86
   Yield Supplement Withdrawals                                                                                             $0.00

Principal Distribution Amount  (PDA)                                                                               $14,956,626.76

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                            $14,956,626.76
   A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                 $14,171,247.63
   A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                          $0.00
   A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                          $0.00


   A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                          $0.00
   B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $785,379.13
   Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                   $0.00
   Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                                      $0.00

Interest Distributable Amount                                                                                       $2,952,876.90
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                 $333,073.55
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                                               $1,143,750.00
   Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                 $506,000.00
   Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                 $693,536.25
   Noteholders' Interest Distributable Amount applicable to B Notes                                                   $176,312.50
   Deferred Purchase Price Interest Distributable Amount                                                               $99,730.26
   Certificateholders'  Interest Distributable Amount                                                                     $474.34

Spread Account
   Beginning Spread Account Balance                                                                                $11,959,673.47
   Deposit to Spread Account from Pre-Funding Account                                                               $1,040,326.53
   Deposit to Spread Account from Excess Collections over Distributions                                             $2,466,075.24
   Distribution from Spread Account for Interest / Principal Shortfall                                                      $0.00

   Specified Spread Account Balance                                                                                $13,000,215.75
   Ending Spread Account Balance (after distributions)                                                             $13,000,215.75

Credit Enhancement                                                                                                          2.10%
   Spread account % of Ending Pool Balance                                                                                  2.10%
   Overcollateralization % of Ending Pool Balance                                                                           0.00%

Scheduled Amounts 30 - 59 days past due                                                                             $2,037,528.02
                            as % of Ending Pool Balance                                                                     0.33%
Scheduled Amounts 60 days or more past due                                                                            $171,441.96
                            as % of Ending Pool Balance                                                                     0.03%
Net Losses on Liquidated Receivables                                                                                        $0.00
                            as % of Ending Pool Balance                                                                     0.00%
   PART III -- SERVICING CALCULATIONS                                                                                   15-Jan-99

   1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                        Pool 1 (Retail) Cutoff                        Pool 1


   Wtd. Avg. APR                                                                             8.689%                        8.689%
   Contract Value (Beg. of Collection Period), by origination pool                                                $316,483,803.12
   Contract Value  (End of Collection Period), by origination pool                  $327,736,982.68               $307,427,880.30
                                                                                    ---------------               ---------------
   Contract Value Decline                                                                                           $9,055,922.82
                                                                                                                            2.86%
   Initial Pool Balance                                                                                           $650,010,787.72
   Pool Balance (End of Collection Period)                                                                        $620,018,569.67

   Collections and Investment Income for the period                                                                $20,143,246.11
   Negative Carry Withdrawls                                                                                          $132,294.86
   Yield Supplement Withdrawals                                                                                             $0.00

   Total Distribution Amount (TDA)                                                                                 $20,275,540.97
   Principal Distribution Amount  (PDA)                                                                            $14,956,626.76

   Initial B Percentage                                                                                                    5.250%
   Unscheduled Principal (per pool)                                                                                   $585,434.38
   Total Unscheduled Principal                                                                                        $785,379.13

   1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                                        Pool 2                        Pool 3


   Wtd. Avg. APR                                                                             8.689%                        8.577%
   Contract Value (Beg. of Collection Period), by origination pool                  $117,375,459.20               $149,088,820.02
   Contract Value  (End of Collection Period), by origination pool                  $112,834,830.30               $147,440,412.33
                                                                                    ---------------               ---------------
   Contract Value Decline                                                             $4,540,628.90                 $1,648,407.69
                                                                                              3.87%                         1.11%
   Initial Pool Balance
   Pool Balance (End of Collection Period)

   Collections and Investment Income for the period
   Negative Carry Withdrawls
   Yield Supplement Withdrawals

   Total Distribution Amount (TDA)
   Principal Distribution Amount  (PDA)

   Initial B Percentage
   Unscheduled Principal (per pool)                                                           $0.00                   $199,944.75
   Total Unscheduled Principal

   1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                                                                      Pool 4


   Wtd. Avg. APR                                                                                                           8.504%
   Contract Value (Beg. of Collection Period), by origination pool                                                 $52,027,114.09
   Contract Value  (End of Collection Period), by origination pool                                                 $52,315,446.74
                                                                                                                   --------------
   Contract Value Decline                                                                                            ($288,332.65)
                                                                                                                           -0.55%
   Initial Pool Balance
   Pool Balance (End of Collection Period)

   Collections and Investment Income for the period
   Negative Carry Withdrawls
   Yield Supplement Withdrawals

   Total Distribution Amount (TDA)
   Principal Distribution Amount  (PDA)

   Initial B Percentage
   Unscheduled Principal (per pool)                                                                                         $0.00
   Total Unscheduled Principal

   2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

   Principal Distributable Amount                                                                                   14,956,626.76

   A-1 Note Beginning Principal Balance                                                                            $71,364,408.71
   A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
   A-1 Noteholders' Share of the Principal Distribution Amount                                                             94.75%
   Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time Excess Prefund Acct. Pmt.)      $14,171,247.63
   One-Time Excess Prefunding Account Payment                                                                               $0.00
   A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                 $14,171,247.63

   Principal Distributable Amount Remaining                                                                           $785,379.13

   A-2 Note Beginning Principal Balance                                                                           $250,000,000.00
   A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
   A-2 Noteholders' Share of the Principal Distribution Amount                                                              0.00%
   A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                          $0.00

   Principal Distributable Amount Remaining                                                                           $785,379.13

   A-3 Note Beginning Principal Balance                                                                           $110,000,000.00
   A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
   A-3 Noteholders' Share of the Principal Distribution Amount                                                              0.00%
   A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                          $0.00

   Principal Distributable Amount Remaining                                                                           $785,379.13

   A-4 Note Beginning Principal Balance                                                                           $148,350,000.00
   A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
   A-4 Noteholders' Share of the Principal Distribution Amount                                                              0.00%
   A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                          $0.00

   Principal Distributable Amount Remaining                                                                           $785,379.13

   B Note Beginning Principal Balance                                                                              $34,125,000.00
   B Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
   B Noteholders' Share of the Principal Distribution Amount                                                                5.25%
   B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                      $785,379.13

   Principal Distributable Amount Remaining                                                                                 $0.00

   Deferred Purchase Price Beginning Principal Balance                                                             $21,025,000.00
   Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                  $0.00
   Deferred Purchase Price Share of the Principal Distribution Amount                                                       0.00%


   Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                   $0.00

   Certificate Purchase Price Beginning Principal Balance                                                             $100,000.00
   Certificateholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
   Certificateholders' Share of the Principal Distribution Amount                                                           0.00%
   Certificateholders' Principal Distributable Amount (including Carryover Shortfall)                                       $0.00

   Interest Accrued on Class A-1 Notes this period                                               5.4200%              $333,073.55
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                      $0.00
   Interest Due (in Arrears) on above Shortfall                                                                             $0.00
   Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                 $333,073.55

   Interest Accrued on Class A-2 Notes this period                                               5.4900%            $1,143,750.00
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                      $0.00
   Interest Due (in Arrears) on above Shortfall                                                                             $0.00
   Noteholders' Interest Distributable Amount applicable to A-2 Notes                                               $1,143,750.00

   Interest Accrued on Class A-3 Notes this period                                               5.5200%              $506,000.00
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                      $0.00
   Interest Due (in Arrears) on above Shortfall                                                                             $0.00
   Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                 $506,000.00

   Interest Accrued on Class A-4 Notes this period                                               5.6100%              $693,536.25
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                      $0.00
   Interest Due (in Arrears) on above Shortfall                                                                             $0.00
   Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                 $693,536.25

   Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                $2,676,359.80
   Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                      $0.00
   Interest Due (in Arrears) on above Shortfall                                                                             $0.00
   Offered Noteholders' Interest Distributable Amount                                                               $2,676,359.80

   Interest Accrued on Class B Notes this period                                                 6.2000%              $176,312.50
   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                        $0.00
   Interest Due (in Arrears) on above Shortfall                                                                             $0.00
   Noteholders' Interest Distributable Amount applicable to B Notes                                                   $176,312.50

   Interest Accrued on Deferred Purchase Price this period                                       6.2000%               $99,730.26
   Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                   $0.00
   Interest Due (in Arrears) on Above Shortfall                                                                             $0.00
   Deferred Purchase Price Interest Distributable Amount                                                               $99,730.26

   Interest Accrued on Certificates this period                                                  6.2000%                  $474.34
   Certificateholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
   Interest Due (in Arrears) on Above Shortfall                                                                             $0.00
   Certificateholders' Interest Distributable Amount                                                                      $474.34

   3.  ALLOCATION OF DISTRIBUTION AMOUNTS

   a. Total Distribution Amount (TDA)                                                                              $20,275,540.97

   Administration Fee Shortfall (Previous Period)                                                                           $0.00
   Administration Fee Accrued during this Period                                                 $500.00                  $166.67
   Administration Fee Paid this Period from TDA                                                                           $166.67
   Administration Fee Shortfall                                                                                             $0.00

   Total Distribution Amount Remaining                                                                             $20,275,374.30

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                      $0.00
   Interest Due (in Arrears) on above Shortfall                                                                             $0.00
   Interest Accrued on Class A-1 Notes this period                                                                    $333,073.55
   Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                            $333,073.55
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                           $0.00

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                      $0.00
   Interest Due (in Arrears) on above Shortfall                                                                             $0.00
   Interest Accrued on Class A-2 Notes this period                                                                  $1,143,750.00
   Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                          $1,143,750.00
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                           $0.00

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                      $0.00
   Interest Due (in Arrears) on above Shortfall                                                                             $0.00
   Interest Accrued on Class A-3 Notes this period                                                                    $506,000.00
   Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                            $506,000.00
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                           $0.00

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                      $0.00
   Interest Due (in Arrears) on above Shortfall                                                                             $0.00
   Interest Accrued on Class A-4 Notes this period                                                                    $693,536.25
   Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                            $693,536.25
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                           $0.00

   Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                      $0.00
   Interest Due (in Arrears) on above Shortfall                                                                             $0.00
   Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                $2,676,359.80
   Offered Noteholders' Interest Paid this Period from TDA                                                          $2,676,359.80
   Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                 $0.00

   Total Distribution Amount Remaining                                                                             $17,599,014.50

   Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                        $0.00
   Interest Due (in Arrears) on above Shortfall                                                                             $0.00
   Interest Accrued on B Notes this period                                                                            $176,312.50
   Noteholders' Interest applicable to B Notes Paid this Period from TDA                                              $176,312.50
   Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                             $0.00

   Total Distribution Amount Remaining                                                                             $17,422,702.00

   A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
   A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                          $14,171,247.63
   A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                   $14,171,247.63


   Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

   Total Distribution Amount Remaining                                                                              $3,251,454.37

   A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
   A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                   $0.00
   A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
   Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

   Total Distribution Amount Remaining                                                                              $3,251,454.37

   A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
   A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                   $0.00
   A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
   Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

   Total Distribution Amount Remaining                                                                              $3,251,454.37

   A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
   A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                   $0.00
   A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
   Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

   Total Distribution Amount Remaining                                                                              $3,251,454.37

   B Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
   B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                               $785,379.13
   B Noteholders' Principal Distributable Amount Paid from TDA                                                        $785,379.13
   Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

   Total Excess Distribution Amount Remaining                                                                       $2,466,075.24

   4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

   Beginning Pre-Funding Account Balance                                                                           $52,016,326.37

   New Collateral Purchased                                                                                        $52,016,326.37
   Deposit to Spread Account                                                                       2.00%            $1,040,326.53
   Deposit to Yield Supplement Account                                                                                      $0.00
                                                                                                                            -----
   Payment to Seller                                                                                               $50,975,999.84
   Payment to Class A-1 after Funding is Complete                                                                           $0.00

   Ending Pre-Funding Account Balance                                                                                       $0.00

   Excess Pre-Funded Amount/(Payment to Sellers)                                                                            $0.00

   Adjusted Ending Pre-Funding Account Balance                                                                              $0.00

   5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

   Beginning Negative Carry Account Balance                                                                           $661,474.28
   Negative Carry                                                                                                       3.052000%
   Number of Days Remaining                                                                                              120 days

   Pre-Funded Percentage                                                                                                   8.192%
   Negative Carry Withdrawls                                                                                          $132,294.86
   Cumulative Negative Carry Withdrawls                                                                               $593,232.45
   Maximum Negative Carry Amount                                                                                            $0.00
   Required Negative Carry Account Balance                                                                                  $0.00
   Interim Ending Negative Carry Account Balance                                                                      $529,179.42
   Negative Carry Amount Released to Seller                                                                           $529,179.42

   Ending Negative Carry Account Balance                                                                                    $0.00

   6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

   Beginning Yield Supplement Account Balance                                                                         $504,792.73
   Deposit to Yield Supplement Account from Pre-Funding Account                                                             $0.00
   Receivables Percentage                                                                                                  91.81%
   Withdrawal of Yield Supplement Amount                                                                                    $0.00
   Maximum Yield Supplement Amount                                                                                    $504,792.73
   Required Yield Supplement Amount                                                                                   $504,792.73
   Interim Yield Supplement Account Balance                                                                           $504,792.73
   Yield Supplement Amount Released to Seller                                                                               $0.00

   Ending Yield Supplement Account Balance                                                                            $504,792.73

   7.  Distributions from Spread Account

   Beginning Spread Account Balance                                                                                $11,959,673.47
   Deposit to Spread Account from Pre-Funding Account                                                               $1,040,326.53
   Deposit to Spread Account from Excess Collections over Distributions                                             $2,466,075.24

   Distribution from Spread Account to Noteholders' Distr. Account                                                          $0.00
   Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                    $0.00
   Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                    $0.00
   Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                    $0.00
   Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                    $0.00
   Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                               $0.00

   Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                      $0.00

   Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                               $0.00
   Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
   Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
   Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
   Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

   Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                               $0.00


   Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00

   Preliminary Spread Account Balance Remaining                                                                    $15,466,075.24

   Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                               $0.00
   Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                                  NO
   12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                        $0.00
   Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                         NO
   60 day or > Delinquent Scheduled Amounts                                                                           $171,441.96
   Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                              NO
   Are any of the three conditions "YES"?                                                                     NO

   Preliminary A-1 Note Principal Balance (End of Period)                                                          $57,193,161.08
   Preliminary A-2 Note Principal Balance (End of Period)                                                         $250,000,000.00
   Preliminary A-3 Note Principal Balance (End of Period)                                                         $110,000,000.00
   Preliminary A-4 Note Principal Balance (End of Period)                                                         $148,350,000.00
   Preliminary B Note Principal Balance (End of Period)                                                            $33,339,620.87
   Preliminary Total Principal Balance of Notes  (End of Period)                                                  $598,882,781.95

   Specified Spread Account Balance                                                                                 13,000,215.75
   Lesser of:
   (a) 2.00% of the Initial Pool Balance                                                           2.00%            13,000,215.75

   (b) the Note Balance                                                                                            598,882,781.95

   Preliminary Spread Account Balance Remaining                                                                    $15,466,075.24
   Preliminary Excess Amount in Spread Account                                                                      $2,465,859.49
   Preliminary Shortfall Amount in Spread Account                                                                           $0.00

   Deposit to Spread Account from Remaing Excess Distribution                                                               $0.00

   Spread Account Excess                                                                                            $2,465,859.49

   Ending Spread Account Balance (after distributions)                                                             $13,000,215.75
   Net Change in Spread Account Balance                                                                             $1,040,542.28

   Total Excess Distribution Amount Remaining                                                                       $2,466,075.24

   Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                                   $0.00
   Interest Due (in Arrears) on Above Shortfall                                                                             $0.00
   Interest Accrued on Deferred Purchase Price this period                                                             $99,730.26
   Deferred Purchase Price Interest Paid from Excess Distribution                                                      $99,730.26
   Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                        $0.00

   Certificateholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
   Interest Due (in Arrears) on Above Shortfall                                                                             $0.00
   Interest Accrued on Certificates this period                                                                           $474.34
   Certificateholders' Interest Paid from Excess Distribution                                                             $474.34
   Certificateholders' Interest Carryover Shortfall (Current Period)                                                        $0.00

   Total Excess Distribution Amount Remaining                                                                       $2,365,870.64

   Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                  $0.00
   Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall)                    $0.00
   Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution              $0.00
   Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                       $0.00

   Certificateholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
   Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                        $0.00
   Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                  $0.00
   Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                           $0.00

   Total Excess Distribution Amount Remaining                                                                       $2,365,870.64

   Servicing Fee Shortfall (Previous Period)                                                                                $0.00
   Servicing Fees Accrued during this Period                                                       1.00%              $529,146.00
   Adjustment to Servicing Fee                                                                                              $0.00
   Adjustment to Excess Distribution Amount Remaining                                                                       $0.00
   Servicing Fees Paid this Period from Excess Distribution                                                           $529,146.00
   Servicing Fee Shortfall                                                                                                  $0.00

   Total Excess Distribution Amount Remaining                                                                       $1,836,724.64

   8.  ENDING BALANCES

   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                       $0.00
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                       $0.00
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                       $0.00
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                       $0.00
   Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                         $0.00
   A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
   A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
   A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
   A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
   B Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
   Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                                   $0.00
   Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                                  $0.00
   Certificateholders' Interest Carryover Shortfall  (Current Period)                                                       $0.00
   Certificateholders' Principal Carryover Shortfall  (Current Period)                                                      $0.00

   A-1 Note Principal Balance (End of Period)                                                                      $57,193,161.08
   A-2 Note Principal Balance (End of Period)                                                                     $250,000,000.00
   A-3 Note Principal Balance (End of Period)                                                                     $110,000,000.00
   A-4 Note Principal Balance (End of Period)                                                                     $148,350,000.00
   B Note Principal Balance (End of Period)                                                                        $33,339,620.87


   Deferred Purchase Price Principal Balance (End of Period)                                                       $21,025,000.00
   Certificate Principal Balance (end of Period)                                                                      $100,000.00
   Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                     $620,007,781.95

   A-1 Note Pool Factor (End of Period)                                                   $55,400,000.00                0.6619579
   A-2 Note Pool Factor (End of Period)                                                  $250,000,000.00                1.0000000
   A-3 Note Pool Factor (End of Period)                                                  $110,000,000.00                1.0000000
   A-4 Note Pool Factor (End of Period)                                                  $148,350,000.00                1.0000000
   B Note Pool Factor (End of Period)                                                     $34,125,000.00                0.9769852
   Deferred Purchase Price Pool Factor (End of Period)                                    $21,025,000.00                1.0000000
   Certificate Pool Factor (endof Period)                                                    $100,000.00                1.0000000
   Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                      0.9538581

   Specified Spread Account Balance (after all distributions and adjustments)                                      $13,000,215.75

   Yield Supplement Account Balance (after alldistributions and adjustment):                                          $504,792.73


CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO NOTEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005
   $21,025,000 6.20% Deferred Purchase Price
           $100,000 6.20% Asset Backed Certificates

Payment Date:                                                                                                           15-Jan-99

(1)  Amount of principal being paid on the Notes:

   (a)  A-1 Notes:                                                                                                 $14,171,247.63
          per $1,000 original principal amount:                                                                           $164.02

   (b)   A-2 Notes:                                                                                                         $0.00
           per $1,000 original principal amount:                                                                            $0.00

   (c)   A-3 Notes:                                                                                                         $0.00
           per $1,000 original principal amount:                                                                            $0.00

   (d)   A-4 Notes:                                                                                                         $0.00
           per $1,000 original principal amount:                                                                            $0.00

   (e)   B Notes:                                                                                                     $785,379.13
           per $1,000 original principal amount:                                                                           $23.01

   (f)   Total                                                                                                     $14,956,626.76

(2) Interest Paid on the Notes

   (a)  A-1 Notes:                                                                                                    $333,073.55
          per $1,000 original principal amount:                                                                             $3.86

   (b)   A-2 Notes:                                                                                                 $1,143,750.00
           per $1,000 original principal amount:                                                                            $4.58

   (c)  A-3 Notes:                                                                                                    $506,000.00
          per $1,000 original principal amount:                                                                             $4.60

   (d)  A-4 Notes:                                                                                                    $693,536.25
          per $1,000 original principal amount:                                                                             $4.68

   (e)  B Notes:                                                                                                      $176,312.50
           per $1,000 original principal amount:                                                                            $5.17

   (f)   Total                                                                                                      $2,852,672.30

(3) Pool Balance at the end of the related Collection Period                                                      $620,018,569.67

(4)  After giving effect to distributions on current Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                                             $57,193,161.08
       (ii)  A-1 Note Pool Factor:                                                                                      0.6619579

   (b) (i)  outstanding principal amount of A-2 Notes:                                                            $250,000,000.00
       (ii)  A-2 Note Pool Factor:                                                                                      1.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                                            $110,000,000.00
       (ii)  A-3 Note Pool Factor:                                                                                      1.0000000

   (d) (i)  outstanding principal amount of A-4 Notes:                                                            $148,350,000.00
       (ii)  A-4 Note Pool Factor:                                                                                      1.0000000

   (e) (i)  outstanding principal amount of B Notes:                                                               $33,339,620.87
       (ii)  B Note Pool Factor:                                                                                        0.9769852

   (f) (i)  Deferred Purchase Price Balance                                                                        $21,025,000.00
       (ii)  Deferred Purchase Price Pool Factor:                                                                       1.0000000

   (g) (i)  Certificate Balance                                                                                       $100,000.00
       (ii)  Certificate Pool Factor:                                                                                  1.00000000

(5)  Amount of Servicing Fee:                                                                                         $529,146.00
        per $1,000 Beginning of Collection Period:                                                                     1.67195285

(6)  Amount of Administration Fee:                                                                                        $166.67
        per $1,000 Beginning of Collection Period:                                                                     0.00052662


(7)   Aggregate Purchase Amounts for Collection Period:                                                                     $0.00

(8)   Aggregate amount of Realized Losses for the
          Collection Period:                                                                                                $0.00

(9)   Amount in Spread Account:                                                                                    $13,000,215.75

(10)  Amount in Pre-Funding Account:                                                                                        $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                                       NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                     $0.00

(13)  Amount in Yield Supplement Account:                                                                             $504,792.73

CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO CERTIFICATEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005
   $21,025,000 6.20% Deferred Purchase Price
           $100,000 6.20% Asset Backed Certificates

Payment Date:                                                                                                           15-Jan-99

(1)  Amount of principal being paid or distributed:

   (a)  A-1 Notes:                                                                                                 $14,171,247.63
          per $1,000 original principal amount:                                                                           $164.02

   (b)  A-2 Notes:                                                                                                          $0.00
          per $1,000 original principal amount:                                                                             $0.00

   (c)  A-3 Notes:                                                                                                          $0.00
          per $1,000 original principal amount:                                                                             $0.00

   (d)  A-4 Notes:                                                                                                          $0.00
          per $1,000 original principal amount:                                                                             $0.00

   (e)  B Notes:                                                                                                      $785,379.13
          per $1,000 original principal amount:                                                                            $23.01

   (f)  Deferred Purchase Price:                                                                                            $0.00
          per $1,000 original principal amount:                                                                             $0.00

   (g)  Certificates:                                                                                                        0.00
          per $1,000 original principal amount:                                                                             $0.00

   (h)  Total:                                                                                                     $14,956,626.76

(2)   Amount of interest being paid or distributed:

   (a)  A-1 Notes:                                                                                                    $333,073.55
          per $1,000 original principal amount:                                                                             $3.86

   (b)  A-2 Notes:                                                                                                  $1,143,750.00
          per $1,000 original principal amount:                                                                             $4.58

   (c)  A-3 Notes:                                                                                                    $506,000.00
          per $1,000 original principal amount:                                                                             $4.60

   (d)  A-4 Notes:                                                                                                    $693,536.25
          per $1,000 original principal amount:                                                                             $4.68

   (e)  B Notes:                                                                                                      $176,312.50
          per $1,000 original principal amount:                                                                             $5.17

   (f)  Deferred Purchase Price:                                                                                       $99,730.26
          per $1,000 original principal amount:                                                                             $4.74

   (g)  Certificates:                                                                                                     $474.34
          per $1,000 original principal amount:                                                                             $4.74

   (h)  Total:                                                                                                      $2,952,876.90

(3)  Pool Balance at end of related Collection Period:                                                            $620,018,569.67

(4)  After giving effect to distributions on this Payment Date:

   (a) (i)  outstanding principal amount of A-1 Notes:                                                             $57,193,161.08
       (ii)  A-1 Note Pool Factor:                                                                                      0.6619579

   (b) (i)  outstanding principal amount of A-2 Notes:                                                            $250,000,000.00
       (ii)  A-2 Note Pool Factor:                                                                                      1.0000000

   (c) (i)  outstanding principal amount of A-3 Notes:                                                            $110,000,000.00
       (ii)  A-3 Note Pool Factor:                                                                                      1.0000000

   (d) (i)  outstanding principal amount of A-4 Notes:                                                            $148,350,000.00
       (ii)  A-4 Note Pool Factor:                                                                                      1.0000000

   (e) (i)  outstanding principal amount of B Notes:                                                               $33,339,620.87
       (ii)  C Note Pool Factor:                                                                                        0.9769852

   (f) (i)  Deferred Purchase Price Balance                                                                        $21,025,000.00
       (ii)  Certificate Pool Factor:                                                                                   1.0000000


   (g) (i)  Certificate Balance                                                                                        100,000.00
       (ii)  Certificate Pool Factor:                                                                                   1.0000000

(5)  Amount of Servicing Fee:                                                                                         $529,146.00
        per $1,000 Beginning of Collection Period:                                                                      1.6719529

(6)  Amount of Administration Fee:                                                                                        $166.67
        per $1,000 Beginning of Collection Period:                                                                      0.0005266

(7)  Aggregate Purchase Amounts for Collection Period:                                                                      $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                                $0.00

(9)  Amount in Spread Account:                                                                                     $13,000,215.75

(10)  Amount in Pre-Funding Account:                                                                                        $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                      NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                     $0.00

(13)  Amount in Yield Supplement Account:                                                                             $504,792.73


CASE EQUIPMENT LOAN TRUST 1998-C
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005
   $21,025,000 6.20% Deferred Purchase Price
           $100,000 6.20% Asset Backed Certificates


Payment Date:                                                                                                           15-Jan-99

(1)  Payment of Administration Fee to Administrator:                                                                      $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                   $2,852,672.30

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                          $14,956,626.76

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                   $99,730.26

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                        $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                          $474.34

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                            $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                            $529,146.00

(9)  Release to Seller from Excess Collections over Distributions                                                   $1,836,724.64

Check for Error                                                                                               NO ERROR
Sum of Above Distributions                                                                                    $20,275,540.97
Total Distribution Amount plus Releases to Seller                                                             $20,275,540.97


CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005
   $21,025,000 6.20% Deferred Purchase Price
           $100,000 6.20% Asset Backed Certificates


Payment Date:                                                                                                           15-Jan-99
(1)  Total Distribution Amount:                                                                                    $20,275,540.97

(2)  Administration Fee:                                                                                                  $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                              $333,073.55

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                     $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                            $1,143,750.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                     $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                              $506,000.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                     $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                              $693,536.25

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                    $0.00


(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                               $176,312.50

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                      $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                           $2,852,672.30
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                     $14,171,247.63

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                          94.75%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                       $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                             $14,171,247.63

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                              $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                           0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                       $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                                      $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                              $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                           0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                       $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                      $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                              $0.00

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                           0.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                       $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                      $0.00

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                          $785,379.13

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                             5.25%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                         $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                  $785,379.13

(34)  Noteholders' Principal Distribution Amount:                                                                  $14,956,626.76

(35)  Noteholders' Distributable Amount:                                                                           $17,809,299.06


(36)  Deposit to Spread Account (from excess collections):                                                          $2,466,075.24

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                 $13,000,215.75
   The Lesser of:

   (a) 2.00% of the Initial Pool Balance                                                                           $13,000,215.75


   (b) the Note Balance                                                                                           $598,882,781.95

(38)  Spread Account Balance over the Specified Spread Account Balance:                                             $2,465,859.49

(39)  Deffered Purchase Price Interest Distribution Amount:                                                            $99,730.26

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                                 $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price                   0.00%

(42)  Deffered Purchase Price Principal Distributable Amount applicable to current period                                   $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                                $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                                $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                                     $99,730.26

(39)  Certificateholders' Interest Distribution Amount:                                                                   $474.34

(40)  Certificateholders' Interest Carryover Shortfall:                                                                     $0.00

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                              0.00%

(42) Certificates Principal Distributable Amount applicable to current period                                               $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                           $0.00

(44)  Certificates Principal Distribution Amount:                                                                           $0.00

(45)  Certificates Distribution Amount:                                                                                   $474.34

(46)  Servicing Fee:                                                                                                  $529,146.00


CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003


$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005
   $21,025,000 6.20% Deferred Purchase Price
           $100,000 6.20% Asset Backed Certificates

Payment Date:                                                                                                           00-Jan-00

(47)  Excess Amounts Distributed To Seller:
   (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                            $1,836,724.64
   (b) Release of Excess Amount in Negative Carry Account                                                             $529,179.42
   (b) Release of Excess Amount in Yield Supplement Account                                                                 $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
   into the Note Distribution Account                                                                                       $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                $582,948,082.34

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                             $57,193,161.08
           A-1 Note Pool Factor:                                                                                        0.6619579

           Outstanding Principal Balance of A-2 Notes:                                                            $250,000,000.00
           A-2 Note Pool Factor:                                                                                        1.0000000

           Outstanding Principal Balance of A-3 Notes:                                                            $110,000,000.00
           A-3 Note Pool Factor:                                                                                        1.0000000

           Outstanding Principal Balance of A-4 Notes:                                                            $148,350,000.00
           A-4 Note Pool Factor:                                                                                        1.0000000

           Outstanding Principal Balance of B Notes:                                                               $33,339,620.87
           B Note Pool Factor:                                                                                          0.9769852

           Outstanding Principal Balance of the Deferred Purchase Price:                                           $21,025,000.00
           Deferred Purchase Price Pool Factor:                                                                         1.0000000

           Outstanding Principal Balance of the Certificates:                                                          100,000.00
           Certificate Pool Factor:                                                                                     1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                             $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                                $0.00

(53)  Spread Account Balance after giving effect to all distributions:                                             $13,000,215.75
